                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                             Fleming Companies, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

[FLEMING COMPANIES, INC. LOGO]                                A GREAT PLACE TO WORK
                                                              A GREAT PLACE TO TRADE
                                                              A GREAT PLACE TO INVEST

FLEMING COMPANIES, INC.                               NOTICE OF 2002 ANNUAL MEETING
1945 Lakepointe Drive                                 AND PROXY STATEMENT
Lewisville, Texas 75057

Dear Fellow Shareholders:

     Please come to our annual meeting on May 14, 2002. We are holding this year's meeting at 10:00 a.m. Central Time at our Customer Support Center, 1945 Lakepointe Drive, Lewisville, Texas. You will hear about our performance for fiscal 2001 and have the opportunity to ask questions. Enclosed with this proxy statement are your proxy card, our 2001 Form 10-K, and our 2001 annual report. We first mailed these materials to shareholders on April 2, 2002.

     I look forward to seeing you at our annual meeting.

                                          Sincerely,

                                          Mark S. Hansen
                                          Chairman and Chief Executive Officer

April 2, 2002

                                FLEMING COMPANIES, INC.
                                1945 LAKEPOINTE DRIVE
                                LEWISVILLE, TEXAS 75057

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------

TIME..................................  10:00 a.m. on Tuesday, May 14, 2002

PLACE.................................  Customer Support Center
                                        1945 Lakepointe Drive
                                        Lewisville, Texas

ITEMS OF BUSINESS.....................  (1) To elect seven members to the board of directors to serve for one year
                                            terms.

                                        (2) To ratify the selection of Deloitte
                                            & Touche LLP as our independent
                                            auditors for the 2002 fiscal year.

                                        (3) To approve our 2002 Stock Incentive
                                            Plan.

                                        (4) To approve our 2002 Associate Stock
                                            Purchase Plan.

                                        (5) To approve our 2002 Aim High
                                            Incentive Plan.

                                        (6) To approve our 2002 Aim High Plus
                                            Incentive Plan.

                                        (7) To transact such other business as
                                            may properly come before the meeting
                                            and any adjournment or postponement.

RECORD DATE...........................  You can vote if you are a shareholder of record on March 21, 2002.

LIST OF SHAREHOLDERS..................  A list of shareholders entitled to vote at the meeting will be made available
                                        for examination by any shareholder, for
                                        any purpose germane to the meeting,
                                        during ordinary business hours, for a
                                        period of ten days prior to the meeting
                                        at the Customer Support Center, 1945
                                        Lakepointe Drive, Lewisville, Texas.

PROXY VOTING..........................  It is important that your shares be represented and voted at the meeting.
                                        Please vote in one of these ways:

PLEASE NOTE THAT ALL VOTES CAST VIA
TELEPHONE
OR THE INTERNET MUST BE CAST BEFORE
12:00 A.M. EASTERN DAYLIGHT SAVINGS
TIME
ON TUESDAY, MAY 14, 2002.               (1) MARK, SIGN, DATE AND PROMPTLY
                                            RETURN the enclosed proxy card in
                                            the postage-paid envelope, or

                                        (2) CALL 1-877-PRX-VOTE (1-877-779-8683)
                                            from the U.S. and Canada, or

                                        (3) LOG ON to the following web address:
                                            http://www.eproxyvote.com/flm

                                        Any proxy may be revoked at any time
                                        prior to its exercise at the meeting.

APRIL 2, 2002                                                Carlos M. Hernandez
                                                          Senior Vice President,
                                                   General Counsel and Secretary

QUESTIONS AND ANSWERS

Q:  WHAT AM I VOTING ON?

A:  You are voting on six things:

    - election of seven directors (Herbert M. Baum, Kenneth M. Duberstein, Archie R. Dykes, Carol B. Hallett, Robert S. Hamada, Mark S. Hansen and Alice M. Peterson),

    - ratification of Fleming's independent auditors for the 2002 fiscal year, and

    - approval of our 2002 Stock Incentive Plan. (A copy of the plan is attached as Exhibit A.)

    - approval of our 2002 Associate Stock Purchase Plan. (A copy of the plan is attached as Exhibit B.)

    - approval of our Aim High Incentive Plan. (A copy of the plan is attached as Exhibit C.)

    - approval of our Aim High Plus Incentive Plan. (A copy of the plan is attached as Exhibit D.)

Q:  WHO IS ENTITLED TO VOTE?

A: Shareholders as of the close of business on March 21, 2002 (the record date). Each share of common stock is entitled to one vote.

Q:  HOW DO I VOTE?

A: In addition to attending the meeting and casting your vote in person, you may either:

    - Mark your selection on the enclosed proxy card, date and sign the card, and return the card in the enclosed envelope; or

    - Dial 1-877-PRX-VOTE (1-877-779-8683) from the U.S. and Canada, enter your control number (found on your proxy card) and follow the voice prompts; or

    - Go to the following website: http://www.eproxyvote.com/flm, enter your control number and follow the simple instructions on the screen.

Q:  IF I VOTE BY TELEPHONE OR INTERNET, DO I NEED TO RETURN MY PROXY CARD?

A:  No.

Q: WHAT IS THE DIFFERENCE BETWEEN VOTING VIA TELEPHONE OR THE INTERNET OR RETURNING A PROXY CARD AND VOTING IN PERSON?

A: Voting by proxy, regardless of whether it is via telephone or the internet or by returning your proxy card by mail, appoints Mark S. Hansen, our chairman and chief executive officer, Neal J. Rider, our executive vice president and chief financial officer, and Carlos M. Hernandez, our senior vice president, general counsel and secretary, as your proxies. They will be required to vote on the six proposals exactly as you voted. However, if any other matter requiring a shareholder vote is properly raised at the meeting, then Messrs. Hansen, Rider and Hernandez are authorized to use their discretion to vote on the issues on your behalf.

Q:  HOW DOES DISCRETIONARY AUTHORITY APPLY?

A: If you sign your proxy card, but do not make any selections, you give authority to Mark S. Hansen, Neal J. Rider or Carlos M. Hernandez to vote on the proposals and any other matter that may arise at the annual meeting.

Q: IF I VOTE VIA TELEPHONE OR THE INTERNET OR BY MAILING MY PROXY CARD, MAY I STILL ATTEND THE MEETING?

A:  Yes.

Q:  WHAT IF I WANT TO CHANGE MY VOTE?

A:  You can revoke your vote at any time before the meeting.

Q:  IS MY VOTE CONFIDENTIAL?

A: Yes, only EquiServe Trust Company, N.A., the inspector of election, Morrow & Co., our proxy solicitor, and certain employees of Fleming will have access to your voting information. All comments will remain confidential, unless you ask that your name be disclosed.

Q:  WHO WILL COUNT THE VOTES?

A: EquiServe Trust Company, N.A. will tabulate the votes and act as inspector of election.

Q:  WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY CARD?

A: Your shares are probably registered differently or are in more than one account. Vote all proxy cards to ensure that all your shares are voted. Contact our transfer agent, EquiServe Trust Company, N.A. (1-800-317-4445) to have your accounts registered in the same name and address.

Q:  WHAT CONSTITUTES A QUORUM?

A: As of March 21, 2002, 44,516,965 shares of Fleming common stock were issued and outstanding and entitled to one vote per share at the annual meeting. A majority of the shares entitled to vote, present in person or represented by proxy, constitutes a quorum. If you vote by telephone or the internet or by returning your proxy card, you will be considered part of the quorum. The inspector of election will treat shares represented by a properly executed proxy as present at the meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Q:  WHEN ARE THE SHAREHOLDER PROPOSALS DUE FOR THE YEAR 2003 ANNUAL MEETING?

A: To be included in next year's proxy statement, shareholder proposals must be received in writing by December 1, 2002 by our corporate secretary. We will include a proposal in next year's proxy statement if it complies with the rules of the Securities and Exchange Commission and those rules require us to include the proposal in our proxy statement. In accordance with our bylaws, if a shareholder wishes to present a proposal for consideration at the 2003 annual meeting, but not have it included in our proxy statement, he or she must send written notice of the proposal to our corporate secretary. To be timely, the notice must be delivered to, or mailed and received at, our principal executive offices during the period beginning February 13, 2003 and ending March 15, 2003.

Q:  HOW DOES A SHAREHOLDER NOMINATE A DIRECTOR OF FLEMING?

A: Submit a written recommendation (accompanied by the written consent of the nominee to serve as a director if elected and a list of the nominee's principal occupations or employment over the past five years) to our corporate secretary. To be timely, the notice must be delivered to, or mailed and received at, our principal executive offices during the period beginning February 13, 2003 and ending March 15, 2003. You can contact our corporate secretary at Fleming Companies, Inc., 1945 Lakepointe Drive, Lewisville, Texas 75057.

Q:  WHO PAYS THE SOLICITATION EXPENSES?

A: The accompanying proxy is being solicited on behalf of the Fleming board of directors, and Fleming pays the cost of solicitation. We generally solicit proxies by mail, but certain officers or associates of Fleming may solicit proxies by telephone or in person without additional compensation. We hired Morrow & Co. to assist in the distribution of proxy materials and solicitation of votes for $7,500 plus out-of-pocket expenses. Upon request, we will reimburse stockbrokers and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy material to the beneficial owners of shares of our common stock.

Q:  WHERE CAN I FIND THE VOTING RESULTS OF THE MEETING?

A: We will announce voting results at the meeting, and we will publish final results in our quarterly report on Form 10-Q for the first quarter of 2002. We will file that report with the Securities and Exchange Commission. You can get a copy by contacting either our investor relations department (972-906-8592) or the Securities and Exchange Commission at 1-800-SEC-0330 or www.sec.gov.

PROPOSALS

1.  ELECTION OF DIRECTORS

The individuals named below are nominated for re-election as directors to serve one year terms.

-       Herbert M. Baum (director since 1998)
-       Kenneth M. Duberstein (director since 2001)
-       Archie R. Dykes (director since 1981)
-       Carol B. Hallett (director since 1993)
-       Robert S. Hamada (director since 2001)
-       Mark S. Hansen (director since 1998)
-       Alice M. Peterson (director since 1998)

Each has consented to serve a one year term. (See pages 5-6 for biographical information.)

If any nominee is unable to stand for re-election, the board may provide for a lesser number of directors or designate a substitute. In the latter event, shares represented by proxies may be voted for a substitute nominee.

The seven nominees receiving the highest number of "yes" votes will be elected as directors. This number is called a plurality. Abstentions and broker non-votes are not counted for purposes of the election of directors. OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES.

2.  RATIFICATION OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS FOR 2002

Our board of directors, upon recommendation of the audit and compliance committee, has selected Deloitte & Touche LLP to serve as our independent auditors for the 2002 fiscal year and is soliciting your ratification of that selection. Representatives of Deloitte & Touche LLP will attend the annual meeting, have the opportunity to make a statement if they so desire, and be available to answer appropriate questions.

The affirmative vote of a quorum is required to ratify Deloitte & Touche LLP as independent auditors for 2002. For purposes of approving this proposal, abstentions are counted as a vote against the proposal and broker non-votes are not counted. OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS FOR 2002.

3.  APPROVAL OF THE FLEMING COMPANIES, INC. 2002 STOCK INCENTIVE PLAN.

Subject to shareholder approval, our board of directors has adopted the Fleming Companies, Inc. 2002 Stock Incentive Plan. A description of the plan begins on page 31. A copy of the plan is attached as Exhibit A.

The affirmative vote of a quorum is required to approve the 2002 Stock Incentive Plan. For purposes of approving the plan, abstentions are counted as a vote against the proposal and broker non-votes are not counted. OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE 2002 STOCK INCENTIVE PLAN.

4.  APPROVAL OF THE FLEMING COMPANIES, INC. 2002 ASSOCIATE STOCK PURCHASE PLAN

Subject to shareholder approval, our board of directors has adopted the Fleming Companies, Inc. 2002 Associate Stock Purchase Plan. A description of the plan begins on page 36. A copy of the plan is attached as Exhibit B.

The affirmative vote of a quorum is required to approve the 2002 Associate Stock Purchase Plan. For purposes of approving the plan, abstentions are counted as a vote against the proposal and broker non-votes are not counted. OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE 2002 ASSOCIATE STOCK PURCHASE PLAN.

5.  APPROVAL OF THE FLEMING COMPANIES, INC. 2002 AIM HIGH INCENTIVE PLAN

Subject to shareholder approval, our board of directors has adopted the Fleming Companies, Inc. 2002 Aim High Incentive Plan. A description of the plan begins on page 39. A copy of the plan is attached as Exhibit C.

The affirmative vote of a quorum is required to approve the 2002 Aim High Incentive Plan. For purposes of approving the plan, abstentions are counted as a vote against the proposal and broker non-votes are not counted. OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE 2002 AIM HIGH INCENTIVE PLAN.

6.  APPROVAL OF THE FLEMING COMPANIES, INC. 2002 AIM HIGH PLUS INCENTIVE PLAN

Subject to shareholder approval, our board of directors has adopted the Fleming Companies, Inc. 2002 Aim High Plus Incentive Plan. A description of the plan begins on page 42. A copy of the plan is attached as Exhibit D.

The affirmative vote of a quorum is required to approve the 2002 Aim High Plus Incentive Plan. For purposes of approving the plan, abstentions are counted as a vote against the proposal and broker non-votes are not counted. OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE 2002 AIM HIGH PLUS INCENTIVE PLAN.

BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH NOMINEE.

     The persons named on your proxy card intend to vote in favor of the seven nominees listed below. Should any of these nominees become unavailable for election, the proxy will be voted for a substitute nominee. If the nominees are elected, our board will be comprised of seven members, of which six are non-management directors and one is an officer of Fleming.

NOMINEES FOR RE-ELECTION AS DIRECTORS

              NAME (AGE), YEAR FIRST BECAME A DIRECTOR

              HERBERT M. BAUM (65), 1998
              Chairman, president and chief executive officer of The Dial Corporation (a consumer products company). Prior to joining The Dial Corporation in August 2000, Mr. Baum served as president and chief operating officer of Hasbro, Inc. from January 1999. From 1993 to 1998, Mr. Baum served as chairman and chief executive officer of Quaker State Corporation. From 1978 to 1993, Mr. Baum served in a variety of positions for Campbell Soup Company where his last position held was president Campbell North and South America. Mr. Baum is a director of Grocery Manufacturers of America, The Dial Corporation, Midas, Inc., Meredith Corporation, PepsiAmericas, Inc. (formerly Whitman Corporation), and Action Performance Companies, Inc.

              KENNETH M. DUBERSTEIN (57), 2001
              Chairman and chief executive officer of The Duberstein Group, Inc. (an independent strategic planning and consulting company). Mr. Duberstein previously served as Chief of Staff to President Ronald Reagan in 1988-1989. During President Reagan's two terms in office, he also served in the White House as Deputy Chief of Staff
              (1987), as well as both the Assistant and the Deputy Assistant to the President for Legislative Affairs (1981-1983).

              Mr. Duberstein is a director of The Boeing Company, Classic Vacation Group, Conoco, Inc., Fannie Mae, GVG, The St. Paul Companies, Inc. and on the Board of Governors for the American Stock Exchange and the National Association of Securities Dealers. He serves on a wide range of educational, cultural and volunteer boards: Vice Chairman of the Kennedy Center for Performing Arts, Chairman of Ethics Oversight Committee for U.S. Olympics Committee, trustee of Franklin & Marshall College and Johns Hopkins University, the Council on Foreign Relations, the Institute of Politics at Kennedy School and National Alliance to End Homelessness.

              ARCHIE R. DYKES (71), 1981
              Chairman and chief executive officer of Capital City Holdings, Inc. (a venture capital organization). He is senior chairman and a director of PepsiAmericas, Inc. (formerly Whitman Corporation), Midas, Inc. and the Employment Corporation. A former chancellor of the University of Kansas and of the University of Tennessee, Mr. Dykes also serves as a trustee of the Kansas University Endowment Association and of the William Allen White Foundation.

              CAROL B. HALLETT (64), 1993
              President and chief executive officer of the Air Transport Association of America, Washington, D.C. (the nation's oldest and largest airline trade organization, carrying 97% of the passengers and cargo in the United States). Prior to joining the Air Transport Association in April 1995, Mrs. Hallett served as senior government relations advisor with Collier, Shannon, Rill & Scott from February 1993 to March 1995. From November 1989 through January 1993, Mrs. Hallett served as the Commissioner of the United States Customs Service. From September 1986 to May 1989, she served as the U.S. Ambassador to The Commonwealth of the Bahamas. From July 1983 to August 1986, Mrs. Hallett served as the national vice chairman and field director of Citizens for America. Mrs. Hallett also served three terms in the California legislature and as minority leader in the State Assembly. Mrs. Hallett is a director of Mutual of Omaha Insurance Company. She is a trustee for the Junior Statesmen of America. Mrs. Hallett also serves on the President's Cabinet of California Polytechnic State University.

              ROBERT S. HAMADA (64), 2001
              The Edward Eagle Brown Distinguished Service Professor of Finance at the University of Chicago Graduate School of Business and CEO of Merchants' Exchange. An internationally known authority in finance, Mr. Hamada has been a member of the faculty of the University of Chicago since 1966, during which time he has served as dean from 1993 through June 2001, director of the Center for International Business and Research from 1992 to 1993, as deputy dean for the faculty at the Graduate School of Business from 1985 to 1990, and as director of the Center for Research in Security Prices from 1980 to 1985. Mr. Hamada is a director of Northern Trust Corporation, A.M. Castle & Co., Flying Food Fare, Window to the World Communications, Inc. (WTTW Channel 11), Terra Foundation for the Arts, the National Bureau of Economic Research, and Merchants' Exchange.

              MARK S. HANSEN (47), 1998
              Chairman and chief executive officer. Mr. Hansen served as president and chief executive officer of SAM'S Club, a division of Wal-Mart Stores, Inc., from 1997 through 1998. Prior to joining Wal-Mart, Mr. Hansen served in multiple capacities from 1989 to 1997 including as president and chief executive officer of PETsMART, Inc., a retailer of pet food, pet supplies and related products. Prior to 1989, Mr. Hansen served in various management capacities in the supermarket industry. He serves as an executive advisory board member of Swander Pace Capital and is a director of Applebee's Restaurants and Amazon.com.

              ALICE M. PETERSON (49), 1998
              Alice Peterson is the president of Loretto Group, a finance and strategy consulting firm. She served as president of RIM Finance, LLC. (a wholly-owned subsidiary of the Canadian company, Research In Motion Limited, the maker of the BlackBerry wireless handheld devices), from December 2000 to September 2001. From April 2000 to September 2000, Ms. Peterson served as Chief Executive Officer of GuidanceResources.com (an Internet-based service that employers provide as a value-added benefit to enhance employee productivity). From October 1998 to February 2000, Ms. Peterson served as vice president and general manager of Sears Online, the unit of Sears, Roebuck and Co. where all business-to-consumer Internet activities are conducted, including interactive marketing. Ms. Peterson was vice president and treasurer of Sears, Roebuck and Co. from 1993 to 1998. She joined that company in 1989 as corporate director of finance, became managing director -- corporate finance in 1992, and vice president -- treasurer in 1993. Prior to joining Sears, Ms. Peterson served as assistant treasurer of Kraft, Inc. from 1988 to 1989. From 1984 to 1988, Ms. Peterson served in a variety of financial positions for PepsiCo, Inc. where her last position held was director of capital markets. Ms. Peterson is a director of RIM Finance, LLC and she serves on the Ravinia Festival Board of Trustees.

     Information regarding our executive officers is contained in the company's annual report on Form 10-K for the company's fiscal year ended December 29, 2001 under the heading "Executive Officers of the Registrant." The following description updates and supplements the information contained in our 2001 annual report.

              Thomas G. Dahlen joined us as our executive vice president and president, retail and corporate marketing in April 2001. From 1999 until joining us, Mr. Dahlen served as president and chief executive officer of Furrs Supermarkets, Inc. Mr. Dahlen was president and chief executive officer of Furrs Supermarkets, Inc. when it filed for Chapter 11 Bankruptcy Protection in February 2001. From 1994 until 1999, Mr. Dahlen served in multiple capacities at Ralph's Supermarkets Division of the Yucaipa Companies, including executive vice president from 1998 to 1999, and senior vice president, sales and marketing from 1994 to 1998.

BOARD AND COMMITTEE MEETINGS

     Our board of directors met 9 times in 2001.

-----------------------------------------------------------------------------------------------
                                                                                     NUMBER OF
                                                                                    MEETINGS IN
          COMMITTEE AND MEMBERS                    FUNCTIONS OF COMMITTEE              2001
-----------------------------------------------------------------------------------------------
  AUDIT AND COMPLIANCE                     - Considers selection of independent
     Carol B. Hallett                        auditors and recommends appointment
     Edward C. Joullian III                - Reviews scope of annual audit and
     Alice M. Peterson*                      auditors' annual report and discusses
                                             reviews of interim financial
                                             information
                                           - Oversees internal audit programs and        4
                                             policies, as well as programs related
                                             to ethical standards and compliance
                                           - Addresses independent auditors'
                                             relationships with, and non-audit
                                             services provided to, Fleming
                                           - See Exhibit E to this proxy statement
-----------------------------------------------------------------------------------------------
  COMPENSATION AND ORGANIZATION            - Oversees all compensation and benefits
     Herbert M. Baum                         policies and programs
     Carol B. Hallett                      - Reviews objectives, structure, cost
     Edward C. Joullian III                  and administration of major compensation      3
     Guy A. Osborn*                          and benefits policies and programs
                                           - Administers stock option and incentive
                                             plans
-----------------------------------------------------------------------------------------------
  CORPORATE GOVERNANCE/NOMINATING          - Considers matters relating to
     Archie R. Dykes*                        corporate governance
     Kenneth M. Duberstein                 - Establishes standards, subject to
     Robert S. Hamada                        annual review, for governing operation
     Guy A. Osborn                           of Fleming by the board through
                                             management
                                           - Assesses board and committee
                                             effectiveness on an annual basis
                                           - See Exhibit F to this proxy statement       1
                                           - Develops and recommends guidelines and
                                             criteria for selecting directors
                                           - Recommends nominees
                                           - Considers shareholder recommendations
                                             and makes recommendations on board
                                             composition
                                           - See Exhibits G-1 and G-2 to this proxy
                                             statement
-----------------------------------------------------------------------------------------------
  EXECUTIVE COMMITTEE                      - Oversees executive and company matters
     Herbert M. Baum                       - Manages the business of Fleming as
     Mark S. Hansen*                         delegated by the board                      8
     Edward C. Joullian III
-----------------------------------------------------------------------------------------------
  FINANCE                                  - Reviews all financial matters not
     Herbert M. Baum*                        under the authority of the audit and
     Archie R. Dykes                         compliance committee or indenture
     Robert S. Hamada                        committee
     Alice M. Peterson                     - Oversees pension plans, funds and           3
                                             trusts
                                           - Oversees investment policy with
                                             respect to pension trust assets
                                           - Reviews long-term financial strategy
-----------------------------------------------------------------------------------------------

*  Chairperson

REPORT OF THE AUDIT & COMPLIANCE COMMITTEE

     The audit and compliance committee is appointed by the board and operates pursuant to a written charter that was adopted by the board in May 2000. The Audit and Compliance Committee Charter is attached as Exhibit E to this proxy statement.

     Under the terms of its charter, the audit and compliance committee approves fees paid by Fleming to its independent auditor. For the fiscal year ending December 29, 2001, Fleming paid the following fees to Deloitte & Touche LLP:

     AUDIT FEES. The aggregate fees for professional services rendered by Deloitte & Touche in connection with their audit of our consolidated financial statements and reviews of the consolidated financial statements included in our Quarterly Reports on Form 10-Q for 2001 was approximately $1 million.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. There were no professional services rendered by Deloitte & Touche in 2001 relating to financial information systems design and implementation.

     ALL OTHER FEES. The aggregate fees for all other services rendered by Deloitte & Touche in 2001 was approximately $2.2 million and can be sub-categorized as follows:

        Attestation Fees. The aggregate fees for attestation services rendered by Deloitte & Touche for matters such as comfort letters and consents related to SEC and other registration statements, audits of employee benefit plans, agreed-upon procedures, due diligence pertaining to acquisitions and consultation on accounting standards or transactions was approximately $400,000.

        Other Fees. The aggregate fees for all other services, such as consultation related to tax planning and compliance, improving business and operational processes and regulatory matters, rendered by Deloitte & Touche in 2001 was approximately $1.8 million.

     The decision of the board to appoint Deloitte & Touche LLP as independent auditors of the company in 2002 is based on the recommendation of the audit and compliance committee. Before making its recommendation to the board, the audit and compliance committee carefully considered Deloitte & Touche's qualifications as independent auditors for Fleming. This included a review of the qualifications of the engagement team, the quality control procedures established by Deloitte & Touche, any issues raised by the most recent quality control review of the auditors, and the auditor's reputation for integrity and competence in the fields of accounting and auditing. The audit and compliance committee also reviewed matters required to be considered under the rules on auditor independence, and as described below. The audit and compliance committee expressed its satisfaction with Deloitte & Touche in all of these respects. The board and the audit and compliance committee in their discretion may change the appointment of the Company's auditors at any time during the year if they determine that such change would be in the best interest of the Company and its shareholders.

     Specifically, in fulfilling its duties for the 2001 fiscal year, the audit and compliance committee has done each of the following:

     - reviewed Fleming's audited financial statements for 2001 and discussed the financial statements with Fleming's management;

     - discussed with Deloitte & Touche the matters required to be discussed with the auditor by the Auditing Standards Board Statement on Auditing Standards No. 61;

     - received written disclosure from Deloitte & Touche about any relationships between Deloitte & Touche and Fleming which the auditor believes may affect its independence;

     - received a confirmation letter from Deloitte & Touche that the auditor is independent of Fleming;

     - discussed Deloitte & Touche's independence with the auditor; and

     - considered whether the provision of services by Deloitte & Touche, other than audit services, are compatible with maintaining Deloitte & Touche's independence.

     Based on the review and discussions above, the audit and compliance committee recommended to the board that the audited financial statements for 2001 be included in Fleming's 10-K filed with the Securities and Exchange Commission.

     Ms. Peterson and Mrs. Hallett are "independent" in accordance with the New York Stock Exchange listing standards. Mr. Joullian served as Fleming's interim chairman for a brief period in 1998. The board of directors determined that, in its opinion, Mr. Joullian is independent of management and has no relationship that would interfere with the exercise of his independent judgment as a member of the audit and compliance committee. In reaching its determination, the board took into consideration the brevity of Mr. Joullian's tenure as an officer of Fleming, his previous service as an independent director, the fact that he served as interim chairman only during the process of identifying a new chairman and the fact that more than two years had passed since he was an officer of the company.

     Alice M. Peterson, Chairperson
     Carol B. Hallett
     Edward C. Joullian III

DIRECTORS' COMPENSATION

     Directors who are also associates of Fleming do not receive compensation for serving on the board of directors or its committees other than their normal salaries. For 2001, directors who are not associates of Fleming were entitled to receive the compensation set forth below.

STOCK BASED COMPENSATION

- 3,500 shares of restricted stock                              - Prior to vesting, shares have voting and
CASH COMPENSATION                                                 dividend rights.
- annual retainer of $10,000 to be paid quarterly               - Shares will vest one year from March 15,
                                                                  2001 if adjusted net earnings from
- $1,000 for each board or committee meeting attended*            operations for the fiscal year preceding
                                                                  the date of such determination exceed
- $5,000 annual retainer for chairing a committee to be paid      adjusted net earnings from operations
  quarterly                                                       for the fiscal year prior to the date of
                                                                  the award by at least 5%.
- reimbursement of travel expenses for attending meetings
                                                                - Shares are held in escrow by Fleming's
---------------                                                   corporate secretary, pending vesting.
*  No fees are paid for telephone board meetings unless they
   are longer than thirty minutes and are meetings for which    - Shares that do not vest or are not
   an agenda has been set.                                        otherwise accelerated will be forfeited.
STOCK OWNERSHIP REQUIREMENTS
                                                                - If, on a date prior to the end of the
     In February 2001, the board adopted stock ownership          first year vesting period, a director
requirements for directors. Directors who are not also            ceases to be a member of the board,
associates of Fleming must own $100,000 of Fleming common         under certain conditions, vesting can be
stock within four years of initially being elected.               accelerated.
     The board also adopted stock ownership requirements for
corporate officers which are described on page 20.

BENEFICIAL OWNERSHIP

     This table indicates how much Fleming common stock and stock equivalent units were beneficially owned as of March 21, 2002 by the directors, nominees and each of the named executive officers listed in the Summary Compensation Table who retained his position as of March 21, 2002 and by beneficial owners of more than 5% as of the dates indicated in the footnotes. Beneficial ownership of directors and executive officers as a group (24 persons) represents 4.85% of the total outstanding shares. No director or executive officer owns in excess of 1% of the outstanding shares except for Mr. Hansen. As of March 21, 2002, 44,516,965 shares of Fleming common stock were issued and outstanding.

-------------------------------------------------------------------------------------------------------------
                                                                                  EXECUTIVE
                                                       SHARES OF     DIRECTORS'   OFFICERS'
                                                     COMMON STOCK       STOCK        STOCK
                                                     BENEFICIALLY    EQUIVALENT   EQUIVALENT   PERCENT
NAME                                                    OWNED(1)     UNITS(2)     UNITS(3)     OF CLASS
-------------------------------------------------------------------------------------------------------------
  Mark S. Hansen(4)(5)                                   990,649           --      100,000        2.19%
-------------------------------------------------------------------------------------------------------------
  Herbert M. Baum(5)(6)                                    6,250        1,631           --          --
-------------------------------------------------------------------------------------------------------------
  Archie R. Dykes(6)                                      14,984        5,314           --          --
-------------------------------------------------------------------------------------------------------------
  Kenneth M. Duberstein(5)                                    --           --           --          --
-------------------------------------------------------------------------------------------------------------
  Carol B. Hallett(5)(6)                                   8,439        5,612           --          --
-------------------------------------------------------------------------------------------------------------
  Robert S. Hamada(5)                                      4,000          306           --
-------------------------------------------------------------------------------------------------------------
  Edward C. Joullian(6)(7)                                29,105       14,337           --          --
-------------------------------------------------------------------------------------------------------------
  Alice M. Peterson(6)                                    13,750        2,250           --          --
-------------------------------------------------------------------------------------------------------------
  Thomas G. Dahlen(4)(5)                                 144,993           --       66,000          --
-------------------------------------------------------------------------------------------------------------
  E. Stephen Davis(4)(5)(6)(7)                           198,593           --       66,000          --
-------------------------------------------------------------------------------------------------------------
  William H. Marquard(4)                                 156,000           --       50,000          --
-------------------------------------------------------------------------------------------------------------
  Neal J. Rider(4)(7)                                    289,217           --       66,000          --
-------------------------------------------------------------------------------------------------------------
  All directors and executive officers as a
     group(4)(5)(6)(7)                                 2,228,184       29,450      918,000        4.85%
-------------------------------------------------------------------------------------------------------------
  FMR Corp.(8)
     82 Devonshire Street
     Boston, Massachusetts 02109                       5,744,152           --           --        7.62%
-------------------------------------------------------------------------------------------------------------
  Mellon Financial Corporation(9)
     One Mellon Center
     Pittsburgh, Pennsylvania 15258                    6,222,897           --           --       13.99%
-------------------------------------------------------------------------------------------------------------
  Southeastern Asset Management, Inc.(10)
     6410 Poplar Avenue, Suite 900
     Memphis, Tennessee 38119                          7,790,900           --           --       11.58%
-------------------------------------------------------------------------------------------------------------

---------------

 (1) This column includes Fleming common stock held by directors and officers or by certain members of their families (for which the directors and executive officers have sole or shared voting or investment power), Fleming common stock which the officers have the right to acquire within 60 days of March 21, 2002 under Fleming's stock option and stock incentive plans and shares of Fleming restricted common stock, subject to forfeiture, awarded under Fleming's stock incentive plans.

 (2) These stock equivalent units are payable in cash only when a director ceases to be a member of the board.

 (3) In November of 2001, Fleming converted the following stock equivalent units to stock options:

Hansen                  200,000 stock equivalent units
Dahlen                  134,000 stock equivalent units
Davis                   134,000 stock equivalent units
Marquard                100,000 stock equivalent units
Rider                   134,000 stock equivalent units

     All officers as a group (including those named above): 992,000 stock equivalent units converted into stock options

 (4) The amounts shown include shares which the following persons have the right to acquire within 60 days of March 21, 2002 under the company's stock option and stock incentive plans:

Hansen                         699,999 shares
Dahlen                         142,000 shares
Davis                          131,750 shares
Marquard                       112,500 shares*
Rider                          242,000 shares

     All directors and officers as a group (including those named above):
     1,652,999

     * Includes 6,250 securities underlying options as to which Mr. Marquard can only exercise upon instructions from a third party for shares that Mr. Marquard will not beneficially own upon exercise.

 (5) The following shares have been excluded from the share totals for individuals named in the table and all directors and officers as a group as they do not have voting or investment power with respect to such shares:

Hansen                  100,000 shares of restricted stock
Baum                      3,500 shares of restricted stock
Duberstein                3,500 shares of restricted stock
Hallett                   3,500 shares of restricted stock
Hamada                    3,500 shares of restricted stock
Dahlen                   25,000 shares of restricted stock
Davis                   100,000 shares of restricted stock

     All directors and officers as a group (including those named above):
     295,666 shares of restricted stock

 (6) The individuals and group named in the table have sole voting power with respect to the following shares of restricted stock:

Baum                             5,250 shares
Dykes                            8,750 shares
Hallett                          5,250 shares
Joullian                         8,750 shares
Peterson                         8,750 shares
Davis                            8,000 shares

     All directors and officers as a group (including those named above): 45,550 shares

 (7) The individuals and group named in the table have shared voting and investment power with respect to the following shares of common stock:

Joullian                        20,355 shares
Davis                            9,000 shares
Rider                           20,000 shares

     All directors and officers as a group (including those named above): 85,611 shares

 (8) In a Schedule 13G filed February 11, 2002, FMR Corp. disclosed that it held 5,744,152 shares of Fleming common stock, had sole power to vote or direct the vote of 416,500 of the shares and had sole power to dispose of, or direct the disposition of, all shares.

 (9) In a Schedule 13G filed January 9, 2002, Mellon Financial Corporation disclosed that it held 6,222,897 shares of Fleming common stock and that it shared voting power with respect to 385,400 shares with The Boston Company, Inc. and The Boston Company Asset Management L.L.C. and shared dispositive power with respect to 9,700 shares with The Boston Company, Inc. In the same Schedule 13G, Mellon Financial Corporation disclosed that it had sole voting power with respect to 5,202,597 shares and sole dispositive power with respect to 6,196,622 shares.

(10) In a Schedule 13G filed March 7, 2002, Southeastern Asset Management, Inc. disclosed that it held 7,790,900 shares of Fleming common stock and that it shared voting and dispositive power with respect to 6,419,000 of the held shares with Longleaf Partners Small-Cap Fund. In the same Schedule 13G, Southeastern Asset Management disclosed that it had sole power to vote 694,900 shares, had sole power to dispose of 1,371,900 shares, and had no voting power with regard to 677,000 shares. The Schedule 13G identifies Mr.
     O. Mason Hawkins as Chairman of the Board and Chief Executive Officer of Southeastern Asset Management, but Mr. Hawkins does not claim any voting or dispositive power with regard to the shares of Fleming common stock held by Southeastern.

SUMMARY COMPENSATION TABLE

------------------------------------------------------------------------------------------------------------------------------
                                                                                                      LONG-TERM
                                                    ANNUAL COMPENSATION                             COMPENSATION
------------------------------------------------------------------------------------------------------------------------------
                                                                                                 AWARDS              PAYOUTS
                                                                                       --------------------------- -----------
                                                                                        RESTRICTED    SECURITIES
                                                                        OTHER ANNUAL      STOCK       UNDERLYING      LTIP
                                                 (SALARY)     BONUS     COMPENSATION      AWARDS       OPTIONS       PAYOUTS
     NAME AND PRINCIPAL POSITION        YEAR       ($)       ($)(1)        ($)(2)         ($)(3)         (#)         ($)(4)
------------------------------------------------------------------------------------------------------------------------------
 Mark S. Hansen                         2001     850,179    2,618,000        90                --        200,000     850,000
 Chairman and Chief                     2000     847,115    1,700,000        90         4,481,250             --          --
 Executive Officer                      1999     750,000      980,813        --                --             --          --
------------------------------------------------------------------------------------------------------------------------------
 Thomas G. Dahlen                       2001     365,384    1,220,871        --           629,375        434,000     500,000
 Executive Vice President-              2000          --           --        --                --             --          --
 President of Retail and                1999          --           --        --                --             --          --
 Corporate Marketing
------------------------------------------------------------------------------------------------------------------------------
 E. Stephen Davis                       2001     481,562    1,650,000       396                --        134,000          --
 Executive Vice President-              2000     393,654      600,000       396                --             --          --
 President of Wholesale                 1999     330,858      342,104       570           690,000         25,000          --
------------------------------------------------------------------------------------------------------------------------------
 William H. Marquard                    2001     420,313    1,109,194        60                --        100,000     425,000
 Executive Vice President-              2000     407,692      600,000        60                --         25,000(6)       --
 Chief Knowledge Officer                1999     229,231      261,550        --           418,750        200,000(7)       --
------------------------------------------------------------------------------------------------------------------------------
 Neal J. Rider                          2001     490,456    1,150,000        36                --        134,000     500,000
 Executive Vice President-              2000     516,735      675,000        36           223,438        350,000          --
 Chief Financial Officer                1999          --           --        --                --             --          --
------------------------------------------------------------------------------------------------------------------------------


                                         ALL OTHER
                                        COMPENSATION
     NAME AND PRINCIPAL POSITION           ($)(5)
-------------------------------------  --------------
 Mark S. Hansen                            157,989
 Chairman and Chief                         65,335
 Executive Officer                          90,818
-----------------------------------------------------
 Thomas G. Dahlen                          500,108
 Executive Vice President-                      --
 President of Retail and                        --
 Corporate Marketing
-----------------------------------------------------
 E. Stephen Davis                           52,337
 Executive Vice President-                   6,029
 President of Wholesale                         --
-----------------------------------------------------
 William H. Marquard                       117,930
 Executive Vice President-                 156,082
 Chief Knowledge Officer                   232,270
-----------------------------------------------------
 Neal J. Rider                              34,811
 Executive Vice President-                 446,974
 Chief Financial Officer                        --
-----------------------------------------------------

---------------

(1) Mr. Hansen's bonus includes $850,000 earned under the Key Executive Performance Plan. Mr. Dahlen's bonus includes $500,000 earned under the Key Executive Performance Plan. Mr. Marquard's bonus includes $425,000 earned under the Key Executive Performance Plan. Mr. Rider's bonus includes $500,000 earned under the Key Executive Performance Plan. Mr. Davis' bonus includes $1,000,000 which is contingent upon his continuous employment with the company through June 30, 2002.

(2) The company provides term life insurance to all associates. There is no imputed income to the associate with respect to the first $50,000 of coverage except for highly compensated associates. Accordingly, the company is required to impute income to the named individuals with respect to the first $50,000 of coverage and reimburses them for its tax effect. The amounts shown in this column reflect such tax reimbursement amounts.

(3) The following officers received restricted stock awards in connection with their employment with Fleming which vest as follows based on their continuous employment through the applicable vesting dates:

Hansen                  300,000 shares on       300,000 shares vested on
                        February 29, 2000       February 28, 2002

Dahlen                  25,000 shares on        8,334 shares will vest
                        April 8, 2001           on April 8, 2002;
                                                8,333 shares will vest
                                                on April 8, 2003;
                                                8,333 shares will vest
                                                on April 8, 2004

Davis                   60,000 shares on        60,000 shares vested on
                        July 20, 1999           September 14, 2001

Marquard                20,000 shares on        10,000 shares vested on
                        June 1, 1999            June 1, 2000;
                                                10,000 shares vested on
                                                June 1, 2001

                        20,000 shares on        10,000 shares vested on
                        December 21, 1999       December 21, 2000;
                                                10,000 shares vested on
                                                December 21, 2001

Rider                   25,000 shares on        12,500 shares vested on
                        January 18, 2000        January 18, 2001;
                                                12,500 shares vested on
                                                January 18, 2002

      All shares of restricted stock will vest upon the occurrence of a change of control and upon termination of the executive's employment due to death or disability, without cause or by the executive for good reason. As of December 29, 2001, Fleming's Secretary held in escrow the following shares of restricted stock for each officer with the following values (based on the market price per share of $19.11 on December 28, 2001):

Hansen                          300,000 shares              $5,733,000
Dahlen                           25,000 shares              $  477,750
Davis                           108,000 shares              $2,063,880
Rider                            12,500 shares              $  238,875

(4) Amounts earned under the Key Executive Performance Plan are subject to a 3-year vesting schedule. See Long-Term Incentive Plans -- Awards in Last Fiscal Year.

(5) Included in this column are the following amounts:

          Mr. Hansen         For 2001: $84,708 attributable to personal use of
                             the company plane (includes reimbursement for his tax liability associated with such amount) and $73,281 for relocation expenses. For 2000: $64,200 attributable to personal use of the company plane
                             (includes reimbursement for his tax liability associated with such amount) and $1,135 for moving expenses. For 1999: $52,145 attributable to personal use of the company plane (includes reimbursement for his tax liability associated with such amount) and $38,673 for relocation expenses.

          Mr. Dahlen         For 2001: $27,850 attributable to personal use of
                             the company plane (includes reimbursement for his tax liability associated with such amount), $33,991 for relocation expenses and $438,267 for reimbursement for taxes incurred in connection with an 83(b) election.

          Mr. Davis          For 2001: $35,101 attributable to personal use of
                             the company plane for commuting (includes reimbursement for his tax liability associated with such amount) and $17,236 for temporary living expenses. For 2000: $1,029 for moving expenses and $5,000 for loss of company car.

          Mr. Marquard       For 2001: $68,460 attributable to personal use of
                             the company plane (includes reimbursement for his tax liability associated with such amount) for commuting, $12,815 for transportation allowance and $36,655 for temporary living expenses. For 2000:
                             $39,208 attributable to personal use of the company plane (includes reimbursement for his tax liability associated with such amount), $36,850 for temporary living expenses, $67,210 for reimbursement for taxes incurred in connection with an 83(b) election and $12,814 for transportation allowance. For 1999:
                             $196,547 reimbursement for his tax liability associated with restricted stock awards, $28,248 for temporary living expenses and $7,475 for transportation allowance.

          Mr. Rider          For 2001: $34,811 attributable to personal use of
                             the company plane (includes reimbursement for his tax liability associated with such amount). For
                             2000: $26,938 attributable to personal use of the company plane (includes reimbursement for his tax liability associated with such amount), $11,226 for expenses incurred in connection with the sale of his home, $253,219 for moving expenses and $155,591 for reimbursement for taxes incurred in connection with an 83(b) election.

(6) Includes 12,500 securities underlying options as to which Mr. Marquard can only exercise upon instructions from a third party for shares that Mr. Marquard will not beneficially own upon exercise.

(7) Includes 100,000 securities underlying options as to which Mr. Marquard can only exercise upon instructions from a third party for shares that Mr. Marquard will not beneficially own upon exercise.

REPORT OF THE COMPENSATION AND ORGANIZATION COMMITTEE

COMPENSATION PHILOSOPHY

     The company's compensation philosophy is based primarily on "pay for performance" and a significant portion of our executive compensation is incentive based. The objectives of the Fleming executive compensation programs are to motivate executive officers to enhance financial performance by focusing attention on specific business objectives emphasizing company profitability and teamwork, and to reward executive officers based on company and individual performance.

     There are three parts to Fleming's executive compensation program:

     - Base salary;
     - Annual bonuses; and
     - Stock based compensation.

     The compensation and organization committee, comprised of non-management directors, administers the executive compensation programs, policies and practices. The committee decides compensation for all executive officers, except the chief executive officer, upon recommendation of the chief executive officer. The committee's decisions are submitted to the full board of directors for its information and review only. The chief executive officer, who is also a director, does not participate in the board's review of the committee's decisions regarding his compensation.

BASE SALARIES

     Decisions as to base salary for the named executive officers for 2001, were determined by the committee in reliance on the company's salary administration program, the objectives of which are to attract, retain and motivate productive executive officers. For each job classification, the program requires a written job description, an evaluation of the job with assigned points based on the nature of the job, its function and the level of the position, and an assigned salary range based on the total point value. Mr. Dahlen's base salary was based on the negotiation of his employment agreement. Decisions as to Mr. Dahlen's employment agreement were based on the committee's view that the company needed to attract a top notch candidate to his position, the value of an executive such as Mr. Dahlen in the market place and the general competition for executives of his caliber. Annual salaries are adjusted based on individual performance. In addition, the committee reviews the earnings of the company and the market value of the company's common stock for the previous fiscal year-end and, based on these factors, the committee makes a subjective determination of the nature and extent of salary adjustments. The committee generally establishes target salaries in the middle of the assigned salary ranges. In order to measure competitiveness, the committee also considers salary surveys comparing company jobs with similar jobs held by employees of companies included in the company's peer group. See "Company Performance."

BONUSES

  CORPORATE OFFICER INCENTIVE PLAN

     Bonuses are paid to executives under the Corporate Officer Incentive Plan. The plan has the following primary goals:

     - Attain substantial improvement in sales;
     - Substantially improve earnings;
     - Provide a concrete and understandable linkage between performance, reward and share value creation for shareholders; and
     - Encourage teamwork.

     Bonus awards are based on pre-determined performance targets in relation to adjusted earnings per share, sales and adjusted earnings. In order to be entitled to a bonus, the adjusted earnings per share target must be met or exceeded. Then, the bonus will be weighted based on sales and adjusted earnings. For fiscal 2001, the committee determined that 60% of the bonus would be based on sales and 40% would be based on adjusted earnings. The bonus for fiscal 2001 was determined and certified by the committee at its meeting in February 2002. Target percentages for all executive officers were set based on position and responsibilities, comparative market place data and internal equity. Since the adjusted earnings per share target for 2001 was met, all executive officers received a bonus for 2001. These bonuses were paid in March 2002.

KEY EXECUTIVE PERFORMANCE PLAN

     Bonuses are also paid to certain executives under the Key Executive Performance Plan (formerly known as the Key Executive Retention Plan). The Performance Plan has the following primary goals:

     - Improve earnings;
     - Encourage certain key executives to remain with the company;
     - Provide a concrete and understandable linkage between performance, rewards and share value creation for shareholders; and
     - Encourage teamwork.

     Awards are based upon the achievement of predetermined performance targets based upon earnings per share. In order to be entitled to an award, the earnings per share for the award year must exceed the prior year's earnings per share by at least 5%. For fiscal 2001, the committee determined that the executives participating in the Performance Plan would be eligible to receive an award of 200% of base salary if the target was achieved. During its meeting on February 26, 2002, the committee determined that the awards for fiscal 2001 were earned and certified that the performance target was met. Because the target for 2001 was achieved, all executive officers selected to participate in the Performance Plan in 2001 were determined to have earned their award and were eligible to receive one-half of their earned award. The balance of the earned award is still subject to a vesting schedule as established in the participants' agreements.

STOCK BASED COMPENSATION

     The committee can award restricted stock and stock options to executives and other key associates under the company's stock option and stock incentive plans. The committee believes stock based compensation is important in aligning the interests of executives and shareholders. The committee believes restricted stock awards build stock ownership and provide a long-term focus since the stock is restricted from being sold, transferred or assigned and is forfeitable until vested. The committee believes stock options help to retain and motivate key associates. All named executive officers received stock option grants during fiscal 2001. The basis of the grants was not only to provide incentive to these executives to drive company performance, but also to help retain these executives in an increasingly competitive market for top talent.

CHIEF EXECUTIVE OFFICER

     Mark S. Hansen became chief executive officer of the company on November 30, 1998. His salary for 2001 was determined by the committee considering the following factors: competitive levels of compensation, his experience in managing operations of a size and complexity similar to the company, his general knowledge of the distribution and retail food industry, his track record in making changes and the committee's belief that Mr. Hansen has the qualifications necessary to responsibly manage the company. His bonus for 2001 was determined in accordance with the Corporate Officer Incentive Plan which provides for a bonus if certain pre-determined levels of adjusted earnings per share, sales and adjusted earnings are met. The amount of his bonus was based on a percentage of his salary.

MANAGEMENT STOCK OWNERSHIP GUIDELINES

     Fleming is committed to strengthening the alignment of its executives' financial interests with those of its shareholders. Corporate officers are required to own the following levels of stock:

---------------------------------------------------------------
           POSITION                  STOCK OWNERSHIP LEVEL
---------------------------------------------------------------
  Chairman and CEO               3 times base salary
---------------------------------------------------------------
  Executive Vice Presidents      2 times base salary
---------------------------------------------------------------
  Senior Vice Presidents         1.5 times base salary
---------------------------------------------------------------
  Vice Presidents                1 times base salary
---------------------------------------------------------------

     Officers must meet the required stock ownership levels by March 2004 or five years from their election as an officer, whichever is later. Neither unvested restricted stock nor vested or unvested stock options are counted for purposes of determining stock ownership. Fleming has a loan program which provides full recourse loans to executive officers in order to assist them in meeting their required stock ownership levels. The loans bear interest at an annual rate of 7%, but such accrued interest is forgiven so long as the executive remains employed by us. None of the named executive officers participated in the loan program during 2001. However, Mr. Rider participated in the loan program in 2000, obtaining a loan for $150,153.94 from the company to purchase shares of Fleming common stock on March 3, 2000. As of March 21, 2002, the entire amount of this loan remained outstanding. At March 21, 2002, officers subject to the stock ownership requirements owned a total of 610,743 shares of Fleming Stock.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Mr. Joullian served as Fleming's interim chairman of the board of directors for a brief period in 1998.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     The committee has adopted and the board of directors has ratified the following policy regarding Section 162(m) of the Internal Revenue Code of 1986, as amended:

     Section 162(m) limits the deductibility of certain compensation paid by the company to certain of its executive officers. It is possible that future circumstances may warrant compensation payments which will not qualify as a tax deductible expense. It shall be the policy of the committee to compensate executive officers based on performance, and the committee recognizes that flexibility with respect to the payment of compensation must be insured in order to maintain this policy. Accordingly, although the committee will to the extent possible attempt to qualify all compensation payments for deductibility under
Section 162(m), circumstances may arise which require it to authorize compensation which is not deductible under Section 162(m).

                                     Guy A. Osborn, Chairman              Carol B. Hallett
                                     Herbert M. Baum                      Edward C. Joullian III

PERFORMANCE GRAPH

     The following graph shows a five-year comparison of cumulative total returns for the company, the S&P 500 composite index and an index of peer companies selected by the company with the investment weighted based on market capitalization at the beginning of each year.

                              (PERFORMANCE GRAPH)

----------------------------------------------------------------------------------------------------------------
                                       1996         1997         1998         1999         2000         2001
----------------------------------------------------------------------------------------------------------------
 Fleming Companies, Inc.               100           78           61           61           70          114
 S&P 500                               100          133          171          205          180          162
 Peer Group                            100          126          138           96           82          139

     The total cumulative return on investment (change in the year-end stock price plus reinvested dividends) for each year for the company, the peer group and the S&P 500 composite is based on the stock price or composite index at the end of calendar 1996.

     Companies in the peer group are as follows: SUPERVALU, Inc., Nash Finch Company, and Richfood Holdings, Inc., which was acquired by SUPERVALU, Inc. in 1999.

STOCK OPTION INFORMATION

OPTION GRANTS

     This table sets forth information concerning the grant of stock options to the named executive officers during the fiscal year ended December 29, 2001.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                 NUMBER OF      % OF TOTAL
                                 SECURITIES      OPTIONS        EXERCISE
                                 UNDERLYING     GRANTED TO         OR
                                  OPTIONS       EMPLOYEES         BASE                      GRANT DATE
                                  GRANTED           IN            PRICE      EXPIRATION       PRESENT
             NAME                  (#)(4)       FISCAL YEAR      ($/SH)         DATE        VALUE $(5)
----------------------------------------------------------------------------------------------------------
  Mark S. Hansen (1)                100,000           4.67%         24.30       11/1/11       1,316,665
----------------------------------------------------------------------------------------------------------
  Mark S. Hansen (2)                100,000           4.67%         24.30       11/1/11       1,251,936
----------------------------------------------------------------------------------------------------------
  Thomas G. Dahlen (1)               67,000           3.13%         23.85       11/1/11         865,126
----------------------------------------------------------------------------------------------------------
  Thomas G. Dahlen (2)               67,000           3.13%         24.30       11/1/11         838,797
----------------------------------------------------------------------------------------------------------
  Thomas G. Dahlen (3)              300,000          14.02%        25.175        4/7/11       3,889,175
----------------------------------------------------------------------------------------------------------
  E. Stephen Davis (1)               67,000           3.13%         23.85       11/1/11         865,126
----------------------------------------------------------------------------------------------------------
  E. Stephen Davis (2)               67,000           3.13%         24.30       11/1/11         838,797
----------------------------------------------------------------------------------------------------------
  William H. Marquard (1)            50,000           2.34%         24.30       11/1/11         658,332
----------------------------------------------------------------------------------------------------------
  William H. Marquard (2)            50,000           2.34%         24.30       11/1/11         625,968
----------------------------------------------------------------------------------------------------------
  Neal J. Rider (1)                  67,000           3.13%         24.30       11/1/11         882,165
----------------------------------------------------------------------------------------------------------
  Neal J. Rider (2)                  67,000           3.13%         24.30       11/1/11         838,797
----------------------------------------------------------------------------------------------------------

---------------

(1) The listed options vest in full and are exercisable on February 27, 2002.

(2) The listed options vest in full and are exercisable on February 27, 2003.

(3) The listed options are exercisable in four twenty-five percent (25%) increments beginning April 8, 2002.

(4) The vesting of all options accelerates in the case of a change of control of the company. In the case of Messrs. Hansen and Marquard, if their employment is terminated within one year following a change of control of the company, they will each have three years from such termination date to exercise their stock options. All executives have three years following retirement to exercise any options which have vested as of their retirement date.

(5) Based on Black-Scholes option pricing model adapted for use in valuing executive stock options. The estimated values under the model are based on assumptions as to variables such as risk free interest rate, stock price volatility and future dividend yield as follows: the options are assumed to be exercised at the end of a ten year term; yield volatility of 42.81%; annual dividend yield ranging from .22% to .70% and a risk free rate of return ranging from 3.71% to 5.09%.

OPTION EXERCISES

     This table sets forth information regarding the value as of the fiscal year ended December 29, 2001 of any unexercised options held by the named executive officers who retained their positions with the company as of such date. No stock options were exercised by any of the named executive officers for their benefit during the fiscal year ended December 29, 2001.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

-----------------------------------------------------------------------------------------------------------
                                                           NUMBER OF
                                                          SECURITIES                     VALUE OF
                                                          UNDERLYING                   UNEXERCISED
                                                          UNEXERCISED                  IN-THE-MONEY
                                                          OPTIONS AT                    OPTIONS AT
                                                           FY-END(#)                   FY-END($)(1)
                      SHARES ACQUIRED    VALUE           EXERCISABLE/                  EXERCISABLE/
       NAME           ON EXERCISE(#)    REALIZED($)      UNEXERCISABLE                UNEXERCISABLE
---------------------------------------------------------------------------------------------------------
 Mark S. Hansen              --              --            599,999/400,001           5,608,934/1,869,658
 Thomas G. Dahlen            --              --                  0/434,000                           0/0
 E. Stephen Davis            --              --             58,500/160,500               185,759/144,734
 William H. Marquard         (2)             --             56,250/218,750(3)            472,203/970,484(4)
 Neal J. Rider               --              --             87,500/396,500             888,138/2,664,413
-----------------------------------------------------------------------------------------------------------

---------------

(1) The market price of the company's common stock at 2001 fiscal year-end was $19.11 per share.

(2) Mr. Marquard exercised options to purchase 25,000 shares upon the instructions of a third party. Mr. Marquard did not acquire beneficial ownership of the shares upon exercise of the options.

(3) Includes 3,125/59,375 securities underlying options as to which Mr. Marquard can only exercise upon instruction from a third party that Mr. Marquard will not beneficially own upon exercise.

(4) Includes $13,039/485,242 applicable to options which Mr. Marquard can only exercise upon instruction from a third party and which Mr. Marquard will not beneficially own upon such exercise.

LONG-TERM INCENTIVE PLANS -- AWARDS IN LAST FISCAL YEAR

---------------------------------------------------------------------------------------------------------------------
                                                                                      ESTIMATED FUTURE PAYOUTS
                                                                                 UNDER NON-STOCK PRICE-BASED PLANS
                                                          PERFORMANCE OR
                                    NUMBER OF SHARES,     OTHER PERIOD          ------------------------------------
                                    UNITS OR OTHER        UNTIL MATURATION     THRESHOLD       TARGET      MAXIMUM
               NAME                   RIGHTS (#)            OR PAYOUT           ($ OR #)      ($ OR #)    ($ OR #)
---------------------------------------------------------------------------------------------------------------------
  Mark S. Hansen(1)                        100,000              2/27/04                --            --          --
  Mark S. Hansen(2)                             --                   --          $850,000      $850,000    $850,000
  Thomas G. Dahlen(1)                       66,000              4/08/04                --            --          --
  Thomas G. Dahlen(2)                           --                   --          $500,000      $500,000    $500,000
  E. Stephen Davis(1)                       66,000              2/27/04                --            --          --
  William H. Marquard(1)                    50,000              2/27/04                --            --          --
  William H. Marquard(2)                        --                   --          $425,000      $425,000    $425,000
  Neal J. Rider(1)                          66,000              2/27/04                --            --          --
  Neal J. Rider(2)                              --                   --          $500,000      $500,000    $500,000
---------------------------------------------------------------------------------------------------------------------

---------------

(1) Executives granted stock units under the 2001 Corporate Officer Long-Term Incentive Plan receive the opportunity to earn a cash payment equal to the excess of the fair market value of the company's stock on the date of exercise over the base amount. The base amount is the fair market value of the stock on the date of the stock units are granted. Stock units may only be exercised after time vesting and performance targets established by the committee have been met.

(2) Executives selected to participate in the Key Executive Performance Plan are eligible to participate over a five-year award period. During the first three years of the award period, participants are eligible to receive an "annual award" of two times their base salary if the performance of the company is at least 5% greater than the prior year's earnings per share. If the performance target is met, one-half of the annual award is payable while the balance, as disclosed in this table, is subject to a vesting schedule and accrues interest at an annual interest rate of prime plus 1%. In years four and five of a participant's award period, the participant is eligible to receive a thrift award of 33% of the participant's prior year account balance if the performance of the company is at least 5% greater than the prior year's earnings per share.

PENSION PLAN

     This table shows the estimated annual retirement benefits payable on a straight-life annuity basis to covered participants, including the named executive officers, assuming retirement at age 65 under Fleming's qualified Pension Plan as well as non-qualified supplemental benefits under the Executive Deferred Compensation Plan, based on final average earnings formulas and years of service.


                                                            YEARS OF SERVICE
ANNUAL FINAL    --------------------------------------------------------------------------------------------------------------------
COMPENSATION(1)    10          15            20             25             30             35             40             45
------------------------------------------------------------------------------------------------------------------------------------
  $  500,000     $ 83,350    $125,025     $  166,700     $  208,375     $  250,050     $  275,050     $  300,050     $  325,050
     750,000      125,025     187,538        250,050        312,563        375,075        412,575        450,075        487,575
   1,000,000      166,700     250,050        333,400        416,750        500,100        550,100        600,100        650,100
   1,250,000      208,375     312,563        416,750        520,938        625,125        687,625        750,125        812,625
   1,500,000      250,050     375,075        500,100        625,125        750,150        825,150        900,150        975,150
   1,750,000      291,725     437,588        583,450        729,313        875,175        962,675      1,050,175      1,137,675
   2,000,000      333,400     500,100        666,800        833,500      1,000,200      1,100,200      1,200,200      1,300,200
   2,250,000      375,075     562,613        750,150        937,688      1,125,225      1,237,725      1,350,225      1,462,725
   2,500,000      416,750     625,125        833,500      1,041,875      1,250,250      1,375,250      1,500,250      1,625,250
   2,750,000      458,425     687,638        916,850      1,146,063      1,375,275      1,512,775      1,650,275      1,787,775
   3,000,000      500,100     750,150      1,000,200      1,250,250      1,500,300      1,650,300      1,800,300      1,950,300

---------------

(1) Under the Executive Deferred Compensation Plan, Annual Final Compensation is average total compensation earned for the three consecutive calendar years of employment prior to retirement.

     As of December 29, 2001, Messrs. Hansen, Dahlen, Davis, Marquard and Rider each had 3, 1, 41, 2, and 2 years, respectively, of credited service under the Pension Plan. All named executive officers participated in the Executive Deferred Compensation Plan during 2001. Amounts shown in the table are subject to offset for Social Security and amounts payable under the Pension Plan. As of December 29, 2001, Annual Final Compensation was $1,658,629 for Mr. Hansen, $1,015,384 for Mr. Dahlen, $753,842 for Mr.
     Davis, $742,709 for Mr. Marquard and $862,626 for Mr. Rider.

EQUITY COMPENSATION PLAN INFORMATION

     This table gives information about our common stock that may be issued upon the exercise of options, warrants or rights under our existing equity compensation plans as of December 29, 2001. The table also includes information with respect to our outstanding restricted stock that has not vested and restricted stock available for issuance under our existing equity compensation plans.

                                    (a)                        (b)                           (c)
                                                                                     NUMBER OF SECURITIES
                                                                                   REMAINING AVAILABLE FOR
                          NUMBER OF SECURITIES TO        WEIGHTED AVERAGE        FUTURE ISSUANCE UNDER EQUITY
                          BE ISSUED UPON EXERCISE       EXERCISE PRICE OF             COMPENSATION PLANS
                          OF OUTSTANDING OPTIONS,      OUTSTANDING OPTIONS,         (EXCLUDING SECURITIES
     PLAN CATEGORY          WARRANTS AND RIGHTS       WARRANTS AND RIGHTS(1)       REFLECTED IN COLUMN(A))
-------------------------------------------------------------------------------------------------------------
 Equity compensation
 plans approved by
 security holders(2)             5,431,040(4)                $15.1028                      563,871(5)
 Equity compensation
 plans not approved by
 security holders(3)               220,000                   $18.3227                            0
          Total                  5,651,040                   $15.2281                      563,871

---------------

(1) For purposes of the calculation of the weighted average exercise price, all shares of restricted stock granted under our existing equity compensation plans were deemed to have an exercise price of $0.00.

(2) Includes our:

     - 1985 Stock Option Plan

     - 1990 Stock Option Plan

     - 1990 Stock Incentive Plan

     - 1996 Stock Incentive Plan

     - 1999 Stock Incentive Plan

     - 2000 Stock Incentive Plan

(3) Includes an award of 200,000 stock options with an exercise price of $20.1550 per share which vests in two equal annual installments and the grant of 20,000 shares of restricted stock which vests in two equal annual installments.

(4) Includes 617,366 shares of restricted stock that have been issued under our existing equity compensation plans but have yet to vest.

(5) Includes 151,496 shares which may be issued as either stock options or restricted stock and 138,050 shares reserved for issuance as restricted stock for our directors under the 1999 Stock Incentive Plan.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL
ARRANGEMENTS

EMPLOYMENT AGREEMENTS

     Our named executive officers, except for Mr. Davis, have five-year employment agreements. Below is a summary of the basic terms of the agreements followed by a summary of the specific terms for each named executive officer as of their date of employment. Base salaries and bonus targets are reviewed annually by the compensation and organization committee and could increase over the five-year term of the employment agreement.

     If Fleming terminates employment without cause or the executive resigns for good reason, the executive receives:

     - Base salary and accrued vacation through termination date;
     - Base salary for the next 24 months; and
     - Continued coverage under all medical and life insurance programs for the next 24 months.

     If Fleming terminates employment with cause or the executive resigns without good reason, the executive receives:

     - Base salary and accrued vacation through the termination date.

     If Fleming terminates employment due to disability, the executive receives:

     - Base salary through date of termination;
     - Disability benefits under the company's disability program; and
     - Accrued vacation through termination date.

     Upon death of the executive, his beneficiary receives his base salary through date of death.

     The executive has also agreed to certain restrictions on competition with Fleming for two years following termination of employment, unless the executive has been terminated without cause or resigns for good reason.

HANSEN AGREEMENT

     - Agreement term is from November 30, 1998 to November 29, 2003
     - Annual base salary of $750,000, subject to increase but not decrease
     - Bonus target of 75% of base salary with a maximum annual of 150% of base salary subject to annual adjustment by the compensation and organization committee
     - 32,000 shares of restricted stock (vests at 50% per year) plus $299,105 to reimburse him for his tax liability associated with the award
     - 800,000 nonqualified stock options which vest at 25% per year on the first four anniversary dates of the award

DAHLEN AGREEMENT

     - Agreement term is from April 8, 2001 to April 7, 2006
     - Annual base salary of $500,000 subject to increase but not decrease
     - Bonus target of 75% of base salary with a maximum annual of 150% of base salary subject to annual adjustment by the compensation and organization committee
     - 25,000 shares of restricted stock (vests at 33 1/3% per year) plus $438,267 to reimburse him for his tax liability associated with the award
     - 300,000 nonqualified stock options which vest at 25% per year on the first four anniversary dates of the award

     - Key Executive Performance Award of two times base salary for each of the first three years of employment and a Thrift Award for the next two years subject to achievements of performance goals and vesting schedule
     - 200,000 Stock Equivalent Units which vest at 33 1/3% per year on the first three anniversary dates subject to achievement of performance goals

MARQUARD AGREEMENT

     - Agreement term is from June 1, 1999 to May 31, 2004
     - Annual base salary of $400,000, subject to increase but not decrease
     - Bonus target of 65% of base salary with a maximum annual of 130% of base salary subject to annual adjustment by the compensation and organization committee
     - 20,000 shares of restricted stock (vests at 50% per year) plus $196,547 to reimburse him for his tax liability associated with the award
     - 200,000 nonqualified stock options which vest at 25% per year on the first four anniversary dates of the award

RIDER AGREEMENT

     - Agreement term is from January 18, 2000 to January 17, 2005
     - Annual base salary of $450,000, subject to increase but not decrease
     - Bonus target of 65% of base salary with a maximum annual of 130% of base salary subject to annual adjustment by the compensation and organization committee
     - 25,000 shares of restricted stock (vests at 50% per year) plus $155,591 to reimburse him for his tax liability associated with the award
     - 350,000 nonqualified stock options which vest at 25% per year on the first four anniversary dates of the award

CHANGE OF CONTROL EMPLOYMENT AGREEMENTS

     Since 1995, we have entered into change of control employment agreements with our senior executives. The purpose of these agreements is to assure objective judgment and to keep the loyalties of key executives if Fleming is ever faced with a potential change of control by providing for a continuation of salary, bonus, health and other benefits for a maximum period of three years. If Mr. Dahlen, Mr. Marquard or Mr. Rider is terminated during the three years following the change of control or in anticipation of the change of control for other than cause, death, disability, or he terminates for good reason, then he will receive a lump sum payment comprised of:

     - Base salary through the date of termination at the annual rate in effect on the date of termination or, if higher, at the highest annual rate paid or payable during the three out of the five years preceding the change of control date which yield the highest base salary (the "Highest Base Salary");
     - The pro-rated portion of his annual bonus or, if higher, an amount equal to the middle target level bonus payable, regardless of whether specified targets are met, under the company's incentive compensation plan applicable to the executive for his position on the date his employment is terminated (the "Highest Bonus");
     - The product obtained by multiplying 2.99 times the sum of the Highest Base Salary and the Highest Bonus; and
     - Any amounts previously deferred by the executive (plus any accrued interest thereon) and any accrued vacation pay.

     In addition, there are provisions for the "gross up" of certain payments to cover certain taxes on these termination payments and for extension of indemnification and insurance coverage for five years following the termination date. For a period of 30 days following the first year after a change of control, the executive can terminate his employment for any reason and receive all the benefits of the agreement as if he had terminated for good reason.

     If Mr. Hansen or Mr. Davis is terminated during the three years following the change of control or in anticipation of the change of control for other than cause, death, disability, or he terminates for good reason, then he will receive a lump sum payment comprised of:

     - Base salary through the date of termination at the annual rate in effect on the date of termination or, if higher, at the highest annual rate paid or payable during the three out of the five years preceding the change of control date which yield the Highest Base Salary;
     - The product of his annual bonus for the last fiscal year or, if higher, his annual bonus for the last full fiscal year prior to the change of control and a fraction, the numerator of which is the number of days in the current fiscal year through the date of termination and the denominator of which is 365 (the "Recent Bonus");
     - The product obtained by multiplying 2.99 times the sum of the Highest Base Salary and Recent Bonus; and
     - Any amounts previously deferred by Mr. Hansen or Mr. Davis (plus any accrued interest thereon) and any accrued vacation pay.

     In addition, there are provisions for the "gross up" of certain payments to cover certain taxes on these termination payments and for extension of indemnification and insurance coverage for five years following the termination date. For a period of 30 days following the first year after a change of control, the executive can terminate his employment for any reason and receive all the benefits of the agreement as if he had terminated for good reason.

OTHER CHANGE OF CONTROL ARRANGEMENTS

     SUPPLEMENTAL TRUSTS. Fleming has two trust agreements to provide for the payment of its obligations under the Change of Control Employment Agreements, severance and employment agreements available to certain associates who are not named executive officers, to former associates receiving benefits under the company's former supplemental retirement income plan and to participants in the Past Service Plan and the Executive Deferred Compensation Plan. These trusts include provisions which require full funding in the event of a change of control.

     KEY EXECUTIVE PERFORMANCE PLAN. Fleming adopted the Key Executive Performance Plan (formerly known as the Key Executive Retention Plan) to improve earnings, encourage certain key executives to remain with the company, provide a concrete linkage between performance, rewards and share value creation for the company stockholders, and encourage team work. The performance plan is designed to provide additional bonus opportunity if the executives remain in the employ of the company for a required period of time and certain performance goals are met. If the executive is involuntarily terminated without cause or resigns for "good reason" as defined in the change of control agreements after the occurrence of a change of control, the executive will be fully vested in his benefit calculated as if he remained in the continuous employ of the company for the entire five-year award period based upon current base pay, and assuming that all applicable targets have been met. The executive will be credited earnings for the entire award period. Payment will be made in a single lump sum within 30 days following termination of employment. This amount will include a "gross up" payment equal to the executive's liability for income, excise and employment taxes attributable to the account.

     2001 CORPORATE OFFICER LONG-TERM INCENTIVE PLAN. Benefits under the Long-Term Incentive Plan are based in future company stock appreciation above the fair market value of the company's stock as of a date of award. The committee has discretion to provide that awards will be fully earned, vested and exercisable upon the occurrence of a change of control, and the award agreements provide for such acceleration to automatically occur.

     EXECUTIVE MEDICAL CONTINUATION SAVINGS PLAN. The company's Executive Medical Savings Plan is designed to provide a source of future funding for post-termination medical insurance benefits under the Fleming Companies, Inc. Executive Medical Continuation Plan for certain eligible executives. Upon termination of employment, the company will pay to the eligible executive a monthly amount to assist the executive with the cost of the premium for such healthcare coverage. The cost will be determined on a reasonable actuarial basis and may be adjusted from time to time. Coverage will continue until the executive and/or his spouse attain age 65 or the executive becomes employed by another employer and is eligible for medical coverage from such employer. Employment with a public sector employer, an educational institution or a not-for-profit entity exempt from federal income taxation will not result in loss of coverage under the plan. Upon a change of control and termination of employment, the company will continue to assist the executive with the cost of the premium to continue coverage for both the executive and his then current spouse until age 65 under the Health Continuation Plan and the limitation on the executive's subsequent employment and health care coverage is not applicable.

     RETENTION AGREEMENT. The company has a Retention Agreement with Mr. Davis, designed to encourage Mr. Davis to remain with the company. If Mr. Davis remains continuously employed with the company through June 30, 2002 and the company's earnings per share for the company's fiscal year ended 2001 exceeds the company's earnings per share for the fiscal year 2000 by at least 5% (the "Earnings Target"), then Mr. Davis will receive a bonus of two times his base salary. Upon a change of control and an involuntary termination of employment without cause or resignation for "good reason," as defined in Mr. Davis' change of control employment agreement, Mr. Davis will be fully vested in his award as if he remained continuously employed by the company through June 30, 2002 and the Earnings Target was met.

     EXECUTIVE DEFERRED COMPENSATION PLAN. Under the company's Executive Deferred Compensation Plan, which supplements retirement benefits under the Pension Plan, each participant will be fully vested in his benefit upon a change of control. Benefits will be paid by the Executive Deferred Compensation Plan immediately following termination of employment and no reduction will be made for any early retirement adjustment factors.

     OTHER ARRANGEMENTS. Provisions of Fleming's stock option and stock incentive plans permit the committee administering the plan to provide in award agreements for the acceleration of vesting upon a change of control. The vesting of all stock options held by the named executive officers will accelerate upon a change of control. All shares of restricted stock awarded to directors and the named executive officers will become fully vested and nonforfeitable in the event of a change of control.

PROPOSAL NO. 3

2002 STOCK INCENTIVE PLAN

     Subject to shareholder approval, our board of directors has adopted the Fleming Companies, Inc. 2002 Stock Incentive Plan. The 2002 Stock Incentive Plan authorizes Fleming's compensation and organization committee to grant non-qualified and incentive stock options and award shares of restricted stock to key associates. The 2002 Stock Incentive Plan also authorizes the board of directors to grant non-qualified stock options to members of the board who are not associates. A total of 3,500,000 shares of common stock have been reserved to be issued under the 2002 Stock Incentive Plan.

BACKGROUND

     In 1999 and 2000, Fleming's shareholders approved stock incentive plans which reserved in the aggregate 4,400,000 shares of Fleming common stock to be issued to key associates. Since the adoption of the plans, Fleming has granted a large number of options in order to attract top industry talent. The group of potential optionees includes over 400 associates. Additionally, Fleming has granted options to its senior executives instead of raising their base pay, and has also granted options in order to reward and retain top management. Our board of directors recommends approval of the 2002 Stock Incentive Plan in order to provide the additional shares of Fleming stock necessary to attract new associates and to retain and provide incentives for current associates. The ability to grant non-qualified stock options to directors will assist in attracting and retaining highly qualified persons to serve as non-management directors and to more closely align directors' compensation with the interests of the shareholders.

PURPOSE AND KEY FEATURES OF THE PLAN

     The purpose of the 2002 Stock Incentive Plan is to emphasize the company's pay for performance philosophy and create incentives designed to motivate Fleming associates to significantly contribute toward the growth and profitability of the company. The shares available to be issued under the 2002 Stock Incentive Plan will enable Fleming to attract and retain experienced associates who, by their positions, abilities and diligence, are able to make important contributions to Fleming's success.

     Key features of the plan include:

     - A prohibition against the repricing of stock options;

     - A prohibition against granting options with an exercise price less than the fair market value of our common stock on the date of grant;

     - Of the 3,500,000 shares reserved, only 1,000,000 may be granted as restricted stock under the plan;

     - Limit on the number of shares (300,000) that may be granted as options to any key associate under the plan in any year;

     - Limit on the number of shares (300,000) that may be granted as restricted stock to any key associate under the plan;

     - Minimum vesting period of one year for options and three years for restricted stock awarded to associates;

     - The compensation committee (composed entirely of outside directors) administers the grant of options and restricted stock to executive officers of the company; and

     - Recipients include over 400 associates of the company.

     - Directors are only eligible to receive non-qualified stock options.

ADMINISTRATION

     Fleming's 2002 Stock Incentive Plan consists of two separate stock plans that are almost identical.

     - Non-executive officer plan: This aspect of the plan is limited to participants who are not subject to Section 16 of the Securities Exchange Act of 1934 because they are not executive officers of Fleming. Approximately 400 associates are eligible to receive options under this plan.

     - Executive officer plan: This aspect of the plan is limited to participants who are executive officers of Fleming and who, therefore, are subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934. Approximately 21 executive officers are eligible to receive options under this plan.

     Except for administration and the category of participants eligible to receive awards, the terms of the non-executive officer plan and the executive officer plan are identical.

     The executive officer plan is administered exclusively by the compensation and organization committee. The non-executive officer plan is administered by two committees: the regular award committee and the compensation and organization committee. Our chief executive officer is the sole member of the regular award committee. Although the regular award committee is authorized to administer the non-executive officer plan, it can only make awards within guidelines set by the compensation and organization committee.

     When we refer to the non-executive officer plan in this discussion, "the committee" means the regular award committee and the compensation and organization committee; when we refer to the executive officer plan, "the committee" means the compensation and organization committee. In the case of either plan, the committee is authorized and has complete discretion to formulate policies and to establish rules and regulations in connection with the plan.

     The grant of awards to directors will only be made by the board. The compensation committee will administer other aspects of awards made to directors.

ELIGIBILITY FOR PARTICIPATION

     All of Fleming's key associates, and all of the key associates of Fleming's subsidiaries and affiliated entities, are eligible to participate in the 2002 Stock Incentive Plan. Subject to the provisions of the plan, the committee has exclusive power in selecting participants from among the eligible associates. Members of Fleming's board of directors are eligible to receive grants of non-qualified stock options under the 2002 Stock Incentive Plan.

TYPES OF AWARDS

     The 2002 Stock Incentive Plan provides that any or all of the following types of awards may be granted:

     - Stock options: Including non-qualified stock options and stock options intended to qualify as "incentive stock options" under Section 422 of the Internal Revenue Code; and

     - Restricted stock.

     STOCK OPTIONS. The committee may grant awards under the 2002 Stock Incentive Plan in the form of options to purchase shares of Fleming common stock. The committee will have the authority to determine:

     - The terms and conditions of each option;

     - The number of shares subject to the option; and

     - The manner and time of the option's exercise.

     Subject to certain adjustment provisions, the committee cannot grant options for more than 300,000 shares of common stock to any participant in any fiscal year. As of March 21, 2002, the market value of the common stock underlying the options available for issuance under the 2002 Stock Incentive Plan was $79,362,500.

     EXERCISE PRICE. The exercise price of an option may not be less than the fair market value of the common stock on the date of grant. The fair market value of shares of common stock subject to options is determined by averaging the high and low sales prices as reported on the New York Stock Exchange. As of March 21, 2002, the average of the high and low sales price of Fleming's common stock as reported on the exchange was $22.675.

     A participant may pay the exercise price of an option in cash, in shares of Fleming common stock or a combination of both; provided that, if the exercise price (including required withholding taxes) is paid using shares of Fleming common stock, the committee will not allow this act to result in an adverse accounting charge to the company. Accordingly, at the present time, the committee has determined that a participant using Fleming shares to pay the exercise price of options granted under the 2002 Stock Incentive Plan must have held those shares for at least six months. Stock options may also be exercised through a broker-dealer acting on a participant's behalf. The exercise price is paid upon settlement by the broker from the proceeds of the sale of the common stock subject to the stock option.

     WHEN AND HOW TO EXERCISE OPTIONS. Stock options are exercisable in accordance with the schedule set forth in each award agreement. Generally, stock options vest at the rate of 25% each year over the four years following the date of grant; however, certain key employees' and directors' options may vest on a more accelerated basis. Unless sooner terminated, the stock options granted under the 2002 Stock Incentive Plan expire ten years from the date of the grant.

     A participant can exercise all or any portion of a stock option which is exercisable by giving written notice to Fleming's secretary at least two business days before the exercise date. When stock options are exercised, a participant must pay the exercise price to Fleming. In addition, the participant is responsible for paying any applicable income and employment taxes.

     RESTRICTED STOCK AWARDS. Shares of restricted stock awarded under the plan will be subject to the terms, conditions, restrictions and/or limitations, if any, that the committee deems appropriate, including restrictions on employment, transferability and continued employment. If vesting is based upon continued employment, the restricted stock award must vest over a minimum restriction period of at least three years from the date of grant. If vesting is based on performance, the restricted stock award must have a minimum restriction period of at least one year. Subject to certain adjustment provisions, no more than 300,000 shares of common stock can be awarded to a participant under the 2002 Stock Incentive Plan as restricted stock awards. The committee can accelerate the vesting of restricted stock awards upon the occurrence of a change of control event and upon termination of employment due to death, disability, without cause or by the participant for good reason.

TERMINATION OF EMPLOYMENT

     The committee will determine the treatment of a participant's stock option in the event of death, disability, retirement or termination of employment for an approved reason. Award agreements covering options granted under the 2002 Stock Incentive Plan provide for the following upon termination of employment:

     RETIREMENT. If a participant retires in accordance with Fleming's regular retirement policies, the participant will have a period of three years from retirement date to exercise options which are vested on the retirement date. All unvested options will terminate.

     DEATH. If a participant's employment terminates due to death, the participant's personal representative will have twelve months from the date of death to exercise options which are vested on the date of death. All unvested options will terminate.

     OTHER TERMINATIONS. If a participant's employment is terminated for any other reason, the participant will have three months from the date of termination to exercise the stock options which are vested on the date of termination. All unvested options will terminate.

     Directors will have a period of three years from the date they terminate service with Fleming to exercise vested options. All unvested options will terminate unless otherwise provided in the director's award agreement or accelerated by the committee.

     Upon granting any award, the committee will, by way of an award agreement, establish any other terms, conditions, restrictions and/or limitations governing the awards granted.

AMENDING THE 2002 STOCK INCENTIVE PLAN

     Acting through the board, Fleming may amend the 2002 Stock Incentive Plan at any time. The board of directors, however, may not, without shareholder approval, (1) adopt any amendment that would increase the maximum number of shares that may be issued under the plan (except for certain antidilution adjustments described below), (2) materially modify the plan's eligibility requirements or (3) materially increase the benefits provided to participants under the plan. Amendments that would have the effect of repricing participant's options are prohibited.

CHANGE OF CONTROL EVENT

     The committee is authorized to provide in the award agreements for the acceleration of any unvested portion of any outstanding awards under the 2002 Stock Incentive Plan upon a change of control event.

NEW PLAN BENEFITS

     To date, no awards have been made under the 2002 Stock Incentive Plan.

AUTOMATIC ADJUSTMENT FEATURES

     The 2002 Stock Incentive Plan provides for the automatic adjustment of:

     - the number and kind of shares available under it, and

     - the number and kind of shares subject to outstanding awards in the event the common stock is changed into or exchanged for a different number or kind of shares of stock or other securities of Fleming or another corporation, or if the number of shares of common stock is increased through a stock dividend.

     The 2002 Stock Incentive Plan also provides that the committee may adjust the number of shares available under the plan and the number of shares subject to any outstanding awards if, in the committee's opinion, any other change in the number or kind of shares of outstanding common stock equitably requires such an adjustment.

FEDERAL TAX TREATMENT

     INCENTIVE STOCK OPTION GRANT. A participant who is granted an incentive stock option does not realize any taxable income at the time of the grant or at the time of exercise (except for alternative minimum tax). Similarly, the company is not entitled to any deduction at the time of grant or at the time of exercise. If the participant makes no disposition of the shares acquired pursuant to an incentive stock option before the later of two years from the date of grant of such option or one year of the transfer of such shares to the participant, any gain or loss realized on a subsequent disposition of the shares will be treated as a long-term capital gain or loss. Under such circumstances, the company will not be entitled to any deduction for federal income tax purposes.

     NON-QUALIFIED STOCK OPTION GRANT/EXERCISE. A participant who is granted a non-qualified stock option does not have taxable income at the time of grant. Taxable income occurs at the time of exercise in an amount equal to the difference between the exercise price of the shares and the market value of the shares on the date of exercise. Fleming is entitled to a corresponding deduction for the same amount.

     RESTRICTED STOCK AWARD. A participant who has been granted an award in the form of restricted stock will not realize taxable income at the time of the grant, and the company will not be entitled to a deduction at the time of the grant, assuming that the restrictions constitute a substantial risk of forfeiture for federal income tax purposes. When such restrictions lapse, the participant will receive taxable income (and have tax basis in the shares) in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. The company will be entitled to a corresponding deduction. The participant may elect to include the value of his restricted stock award as income at the time it is granted under Section 83(b) of the Code, and the company will take a corresponding income tax deduction at such time.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE FLEMING COMPANIES, INC. 2002 STOCK INCENTIVE PLAN.

PROPOSAL NO. 4

2002 ASSOCIATE STOCK PURCHASE PLAN

     Subject to shareholder approval, the board of directors has adopted the Fleming Companies, Inc. 2002 Associate Stock Purchase Plan. The Stock Purchase Plan offers eligible associates the opportunity to purchase common stock through payroll deductions. A maximum of 1,800,000 shares of stock may be issued under the 2002 Stock Purchase Plan.

BACKGROUND

     In 1997, the shareholders approved the Fleming Companies, Inc. Associate Stock Purchase Plan. This plan terminates June 30, 2002. The purpose of the 2002 Stock Purchase Plan is to continue to provide eligible associates the opportunity to purchase common stock through payroll deductions for an additional five-year period. The 2002 Stock Purchase Plan is intended to encourage participation in the ownership and economic progress of the company. Eligible associates are those employed by the company continuously for six months prior to the applicable grant date and whose customary employment is more than 20 hours per week and more than five months in any calendar year. Substantially all eligible associates, totaling approximately 22,500, will be eligible to participate in the 2002 Stock Purchase Plan. The 2002 Stock Purchase Plan is intended to qualify under Section 423 of the Internal Revenue Code.

ADMINISTRATION

     The 2002 Stock Purchase Plan is administered by the compensation and organization committee. The board of directors may from time to time adopt amendments to the 2002 Stock Purchase Plan consistent with Sections 421 and 423 of the Internal Revenue Code without the approval of Fleming's shareholders; shareholder approval is required for any amendments that increase the aggregate number of shares that may be issued under the 2002 Stock Purchase Plan or change the class of associates eligible to participate. The board of directors may terminate the 2002 Stock Purchase Plan at any time. If the 2002 Stock Purchase Plan is terminated, the company will refund to the participants the sums credited to their accounts (plus interest on the average balance in the accounts at the rate of 5% per annum). Unless sooner terminated, the 2002 Stock Purchase Plan will terminate on June 30, 2007.

ISSUANCE OF OPTIONS

     A total of 1,800,000 shares of Fleming's authorized but unissued common stock have been set aside for purchase under the 2002 Stock Purchase Plan. An eligible associate may elect to participate in the 2002 Stock Purchase Plan authorizing payroll deductions from such participant's basic compensation in an amount equal to either 1%, 2%, 3%, 4%, 5% or 6% of such compensation. A participant's basic compensation, which excludes any form of extraordinary compensation such as overtime, prizes, bonuses, commissions, reimbursed relocation expenses and the like, is determined as of the date which is one month prior to the applicable granting date and will be annualized for purposes of the 2002 Stock Purchase Plan. Increases but not decreases in a participant's basic compensation occurring after the date of determination will be disregarded for the purchases by a participant during any purchase period.

     If on any granting date there are insufficient uncommitted shares available for stock options out of the shares reserved for the 2002 Stock Purchase Plan (as a result of prior purchases under the Stock Purchase Plan), future purchase periods may be cancelled. If there is an over-subscription by participants of the remaining shares set aside for the 2002 Stock Purchase Plan on any granting date, a proportionate reduction will be made for that purchase period.

EXERCISE OF OPTIONS

     The option price of the common stock to be purchased under any purchase period will be the lower of 85% of the fair market value of such stock on the applicable granting date or 85% of the fair market value of such stock on the applicable exercise date, provided, however, the option price will not be lower than the par value of the common stock. The fair market value of the common stock as of March 21, 2002, was $22.675 per share. The number of shares purchased at the end of each purchase period will be determined under the following formula:

    Account Balance
  -------------------  = Total Stock Entitlement
     Option Price

     Only whole shares of common stock will be issued. The maximum number of shares a participant will be allowed to purchase during any purchase period is 2,000 shares.

     Stock issued under the 2002 Stock Purchase Plan will not exceed 1,800,000 shares subject to certain adjustments to prevent the possible dilution of participants' interests. As of March 21, 2002, the market value of the common stock underlying the options available for issuance under the 2002 Stock Purchase Plan was $40,815,000. Participants are protected against dilution in the event of a recapitalization, stock split, merger, consolidation, reorganization, combination, liquidation, stock dividend or similar transaction by an appropriate adjustment being made to the aggregate number of shares reserved for purchase under the Stock Purchase Plan and to the option price per share, except that upon a dissolution or liquidation of the company or a merger or consolidation in which the company is not the surviving or the resulting corporation, the 2002 Stock Purchase Plan will terminate. Any option granted pursuant to the 2002 Stock Purchase Plan will terminate upon the effective date of such dissolution, liquidation, merger or consolidation, and the balance of each participant's account will be refunded. Unless sooner terminated, the stock options granted pursuant to the 2002 Stock Purchase Plan expire ten years from the date of the grant.

TAX AND ACCOUNTING ASPECTS

     Fleming has been advised by its counsel with respect to the federal income tax aspects of options granted under the Stock Purchase Plan as follows:

        Stock options granted under the 2002 Stock Purchase Plan will qualify as options granted under an "employee stock purchase plan" as defined in
        Section 423 of the Code and will be taxed in accordance with Sections 421 and 423 thereof and the regulations issued thereunder. The grant of an option to an associate pursuant to the terms of the 2002 Stock Purchase Plan will be without federal income tax consequences to the company and the associate, and the exercise of an option (options are deemed exercised if an associate is a participant on any exercise date) would result in neither taxable income to an associate nor a deduction to the company, provided the associate does not dispose of the shares within two years after the date of the grant of the option and within one year after the transfer to him of the shares of common stock represented by the option. If a disposition occurs within either of said periods, the associate may realize ordinary income on part or all of the gain and the company will be entitled to a deduction for the amount taxed to the associate as ordinary income. If an associate holds the shares acquired under the option for the required time and a disposition or the associate's death occurs thereafter, the associate will realize ordinary income on the excess of (i) the lessor of the fair market value of the shares on the associate's applicable granting date, the disposition date, or the date of the associate's death, over (ii) his option price, and the company will not be entitled to a deduction for such amount. Any additional gain realized as the result of the disposition will be taxed to the associate as a capital gain under the Code.

     Under generally accepted accounting principles, assuming an equal proportionate number of shares of company common stock are sold each fiscal year under the plan, and the value of the company common stock remains constant over the life of the plan, the company will recognize a pre-tax charge to earnings during each fiscal year of the plan.

NEW PLAN BENEFITS

     Since participation in the 2002 Stock Purchase Plan is at the election of the associate, the dollar value and number of options granted are not determinable with respect to the named executive officers, other executives or non-executive associates. Directors who are not Fleming associates cannot participate in the 2002 Stock Purchase Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE FLEMING COMPANIES, INC. 2002 ASSOCIATE STOCK PURCHASE PLAN.

PROPOSAL NO. 5

2002 AIM HIGH INCENTIVE PLAN

     Subject to shareholder approval, the board of directors has adopted the Fleming Companies, Inc. 2002 Aim High Incentive Plan which will provide a system for determining incentive compensation to be paid to corporate officers and selected other key management associates of the company. Bonuses for corporate officers were determined previously under the Fleming Companies, Inc. Corporate Officer Incentive Plan. The board of directors terminated the Corporate Officer Incentive Plan effective February 27, 2002, and desires to replace it with the 2002 Aim High Incentive Plan. Approval by the shareholders is necessary to qualify for the exception from Section 162(m) of the Internal Revenue Code for qualified performance-based compensation. Adoption of the 2002 Aim High Incentive Plan is contingent on shareholder approval.

BACKGROUND

     The 2002 Aim High Incentive Plan is designed to provide corporate officers and selected other key management associates performance incentives by providing the opportunity to earn a bonus if certain targets are met. The primary goals of the Aim High Incentive Plan are to:

     - attain substantial improvement in sales,

     - improve earnings,

     - provide a concrete and understandable linkage between performance, rewards and share value creation for shareholders and

     - encourage team work.

DESCRIPTION OF AWARDS

     For each year, the compensation and organization committee will determine the amount of each participant's award by selecting a designated percentage of each participant's base salary which will be the amount which may be earned as an award for such year if the middle level targets for the year are met. For each year, the compensation and organization committee will also determine the applicable targets. Awards will be determined based on performance of the company in relation to earnings per share, sales and earnings.

     To be entitled to an award, the earnings per share target first must be met or exceeded; and if that has occurred, the award will be weighted based on sales and earnings as such weighting is determined each year by the compensation and organization committee. For the fiscal year ending December 28, 2002, the committee has determined that 60% of the award will be based on sales and 40% will be based on earnings. For each year, the committee will also set threshold levels, middle levels and maximum levels within each target. If actual results for sales or earnings for a year are between specified target levels, the committee will interpolate the value of any award on an arithmetic proportionate basis.

     A participant whose employment is terminated during a year due to death, disability, or retirement will receive the pro rata portion of the award which he would have otherwise received had he remained in the employ of the company. Unless the committee otherwise determines, a participant whose employment is terminated for any other reason shall forfeit all interest in his award. The maximum award that may be earned in any year by a participant is $3,000,000.

ADMINISTRATION

     The Aim High Incentive Plan will be administered by the compensation and organization committee. The committee is authorized and has complete discretion to formulate policies and to establish rules and regulations for the administration of the plan and to set or establish the targets. Awards will be paid under the plan only upon certification by the committee that the targets have been attained. The compensation and organization committee can reduce or eliminate the payment of any award. The committee cannot increase the amount of any award or change a target once established in a particular year.

PARTICIPANTS

     The Aim High Incentive Plan provides that key associates are eligible for selection to participate in the plan. The term "key associates" includes any employee holding the position of chairman, chief executive officer, president, executive vice president, senior vice president or vice president, any other associate who is an officer of the company, its subsidiaries or affiliated entities or any other selected key management associate. Approximately 1,500 key associates will be eligible to participate in the Aim High Incentive Plan; however, it is impossible at this time to determine who among the eligible associates may be selected to be participants in the Aim High Incentive Plan in the future. It is expected, however, that these determinations will be made on the basis of the associate's responsibilities and present and potential contribution to the success of the company and its subsidiaries as indicated by the compensation and organization committee's evaluation of such associate's position.

CHANGE IN CONTROL

     Some participants in the Aim High Incentive Plan are parties to change of control employment agreements with the company. The Aim High Incentive Plan provides that any provision of the plan which would result in a loss or reduction of an award will be subject to and superseded by the provisions of the change of control agreements. For a description of these agreements see "Employment Agreement, Termination of Employment and Change in Control Arrangements -- Change of Control Employment Agreements." The Aim High Incentive Plan also limits the committee's discretion to reduce or eliminate a participant's award after a change of control. If a participant is terminated without cause, a prorated award will be calculated and paid for the year in which the change of control occurred assuming the middle level target was achieved.

NEW PLAN BENEFITS

     The following table sets forth the bonus amounts to be received by the named executive officers and groups specified below who are participants in the Aim High Incentive Plan for the fiscal year ending December 28, 2002, assuming the Aim High Incentive Plan is approved by the shareholders. These amounts have been calculated assuming that the earnings per share target has been met for fiscal 2002 and the middle threshold targets on sales and earnings have been met. The following table is for illustrative purposes only; the company cannot predict whether any targets will be met for fiscal 2002 or whether any bonuses will be paid under the Aim High Incentive Plan for fiscal 2002.

----------------------------------------------------------------
                NAME AND POSITION                   DOLLAR VALUE
----------------------------------------------------------------
  Mark S. Hansen                                      1,020,000
----------------------------------------------------------------
  Thomas G. Dahlen                                      375,000
----------------------------------------------------------------
  E. Stephen Davis                                      375,000
----------------------------------------------------------------
  William M. Marquard                                   318,750
----------------------------------------------------------------
  Neal J. Rider                                         375,000
----------------------------------------------------------------
  All other executive officers as a group             3,023,800
----------------------------------------------------------------
  Non-Executive Director Group                               --
----------------------------------------------------------------
  Non-Executive Officer Employee Group               28,000,000
----------------------------------------------------------------

EFFECTIVE DATE

     The effective date of the Aim High Incentive Plan is February 27, 2002, upon approval of the shareholders at this annual meeting.

AMENDMENTS

     The Aim High Incentive Plan may be amended, suspended or terminated at any time at the sole discretion of the committee. The committee may revise the various rates and percentages as provided in the plan from time to time with respect to any future year.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE FLEMING COMPANIES, INC. 2002 AIM HIGH INCENTIVE PLAN.

PROPOSAL NO. 6

2002 AIM HIGH PLUS INCENTIVE PLAN

     Subject to shareholder approval, the board of directors has adopted the Fleming Companies, Inc. 2002 Aim High Plus Incentive Plan which will provide a system for determining incentive compensation to be paid to corporate officers and selected other key management associates of the company. Approval by the shareholders is necessary to qualify for the exception from Section 162(m) of the Internal Revenue Code for qualified performance-based compensation. Adoption of the Aim High Plus Incentive Plan is contingent on shareholder approval.

BACKGROUND AND KEY FEATURES

     The Aim High Plus Incentive Plan is designed to provide corporate officers and selected other key management associates performance incentives by providing the opportunity to earn a stock bonus if certain targets are met. The primary goals are to:

     - attain substantial improvement in sales,

     - improve earnings,

     - provide a concrete and understandable linkage between performance, rewards and share value creation for shareholders and

     - encourage team work.

     Key features of the plan include:

     - Limit on the maximum award ($2,000,000) that may be paid to any participant under the plan in any year.

     - Maximum of 750,000 shares of stock may be distributed under the plan.

     - The compensation committee (composed entirely of outside directors) administers the plan.

DESCRIPTION OF AWARDS

     The method for determining targets under the Aim High Plus Incentive Plan is the same as those utilized under the Aim High Incentive Plan. For each year, the compensation and organization committee will determine the amount of each participant's award by selecting a designated percentage of each participant's base salary which will be the amount which may be earned as an award for such year if the middle level targets for the year are met. For each year, the committee will also determine the applicable targets. Awards will be determined based on performance of the company in relation to earnings per share, sales and earnings.

     To be entitled to an award, the earnings per share target first must be met or exceeded; and if that has occurred, the award will be weighted based on sales and earnings as such weighting is determined each year by the committee. For the fiscal year ending December 28, 2002, the compensation and organization committee has determined that 60% of the award will be based on sales and 40% will be based on earnings. For each year, the compensation and organization committee will also set threshold levels, middle levels and maximum levels within each target. If actual results for sales or earnings for a year are between specified target levels, the compensation and organization committee will interpolate the value of any award on an arithmetic proportionate basis.

     Awards will be paid in the form of company common stock. The number of shares will be determined by dividing the amount of award earned by a participant by the fair market value of the company's stock on the date the award is determined to be earned. A maximum of 750,000 shares of stock may be distributed under the plan.

     A participant whose employment is terminated during a year due to death, disability, or retirement will receive the pro rata portion of the award which he would have otherwise received had he remained in the employ of the company. Unless the compensation and organization committee otherwise determines, a participant whose employment is terminated for any other reason shall forfeit all interest in his award. The maximum award that may be earned in any year by a participant is $2,000,000 of the company's common stock.

ADMINISTRATION

     The Aim High Plus Incentive Plan will be administered by the compensation and organization committee. The committee is authorized and has complete discretion to formulate policies and to establish rules and regulations for the administration of the plan and to set or establish the targets. Awards will be paid under the plan only upon certification by the compensation and organization committee that the targets have been attained. The compensation and organization committee can reduce or eliminate the payment of any award. The compensation and organization committee cannot increase the amount of any award or change a target once established in a particular year.

PARTICIPANTS

     The Aim High Plus Incentive Plan provides that key associates are eligible for selection to participate in the plan. The term "key associates" includes any employee holding the position of chairman, chief executive officer, president, executive vice president, senior vice president or vice president or any other associate who is an officer of the company, its subsidiaries or affiliated entities. Approximately 21 key associates are eligible to participate in the Aim High Plus Incentive Plan; however, it is impossible at this time to determine who among the eligible associates may be selected to be participants in the Aim High Plus Incentive Plan in the future. It is expected, however, that these determinations will be made on the basis of the associate's responsibilities and present and potential contribution to the success of the company and its subsidiaries as indicated by the compensation and organization committee's evaluation of such associate's position.

CHANGE IN CONTROL

     Some participants in the Aim High Plus Incentive Plan are parties to change of control employment agreements with the company. The Aim High Plus Incentive Plan provides that any provision of the plan which would result in a loss or reduction of an award will be subject to and superseded by the provisions of the change of control agreements. For a description of these agreements see "Employment Agreement, Termination of Employment and Change in Control Arrangements -- Change of Control Employment Agreements." The Aim High Plus Incentive Plan also limits the compensation and organization committee's discretion to reduce or eliminate a participant's award after a change of control. If a participant is terminated without cause, a prorated award will be calculated and paid for the year in which the change of control occurred assuming the middle level target was achieved.

NEW PLAN BENEFITS

     The following table sets forth the bonus amounts and the resulting shares (assuming current stock prices) to be received by the named executive officers who are participants in the Aim High Plus Incentive Plan for the fiscal year ending December 28, 2002, assuming the Aim High Plus Incentive Plan is approved by the shareholders. These amounts have been calculated assuming that the earnings per share target has been met for fiscal 2002 and the middle threshold targets on sales and earnings have been met. The following table is for illustrative purposes only; the company cannot predict whether any targets will be met for fiscal 2002 or whether any bonuses will be paid under the Aim High Plus Incentive Plan for fiscal 2002. The number of shares will fluctuate based on the company's stock price. As of March 21, 2002 the company's stock price used in calculating the number of shares under the Aim High Plus Incentive Plan was $22.675.

---------------------------------------------------------------------
         NAME AND POSITION            DOLLAR VALUE   NUMBER OF SHARES
---------------------------------------------------------------------
  Mark S. Hansen                        $102,000            4,498
---------------------------------------------------------------------
  Thomas G. Dahlen                        37,500            1,654
---------------------------------------------------------------------
  E. Stephen Davis                        37,500            1,654
---------------------------------------------------------------------
  William H. Marquard                     31,875            1,406
---------------------------------------------------------------------
  Neal J. Rider                           37,500            1,654
---------------------------------------------------------------------
  All other executives as a group        288,880           12,740
---------------------------------------------------------------------
  Non-Executive Director Group                --               --
---------------------------------------------------------------------
  Non-Executive Officer Employee
     Group                                    --               --
---------------------------------------------------------------------

EFFECTIVE DATE

     The effective date of the Aim High Plus Incentive Plan is February 27, 2002, upon approval of the shareholders at this annual meeting.

AMENDMENTS

     Aim High Plus may be amended, suspended or terminated at any time at the sole discretion of the Committee. The Committee may revise the various rates and percentages as provided in Aim High Plus from time to time with respect to any future year.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE FLEMING COMPANIES, INC. 2002 AIM HIGH PLUS INCENTIVE PLAN.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     We have a loan program which provides full recourse loans to executive officers in order to assist them in meeting their required stock ownership levels. The loans bear interest at an annual rate of 7%, but such accrued interest is forgiven so long as the executive remains employed by us. None of the named executive officers participated in our loan program during 2001. However, Mr. Rider participated in the loan program in 2000, obtaining a loan of $150,153.94 from us to purchase shares of our common stock on March 3, 2000. As of March 21, 2002, the entire amount of this loan remained outstanding.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the company's directors and executive officers, and persons who own more than ten percent of Fleming's common stock, to file with the Securities and Exchange Commission and the New York Stock Exchange initial reports of beneficial ownership and reports of changes in beneficial ownership of common stock of the company. Such persons are also required by applicable regulations to furnish the company with copies of all Section 16(a) forms they file. To the company's knowledge, based solely on a review of the copies of such reports furnished to the company and written representations that no other reports were required to be filed, during 2001, all Section 16(a) filing requirements were met, except that one Form 4 for U.S. Transportation L.L.C. was not filed timely.

OTHER BUSINESS

     The board of directors knows of no other business which will be presented for action at the meeting other than as described in the notice of annual meeting. If other matters come before the meeting, the proxies will be voted in accordance with the judgment of the persons named on the proxy card.

                                            By Order of the Board of Directors

                                            Carlos M. Hernandez
                                            Senior Vice President,
                                            General Counsel and Secretary

                                                                       EXHIBIT A

                            FLEMING COMPANIES, INC.

                           2002 STOCK INCENTIVE PLAN

                            FLEMING COMPANIES, INC.

                           2002 STOCK INCENTIVE PLAN

                               TABLE OF CONTENTS

                                                                              PAGE
                                                                              ----
ARTICLE I PURPOSE...........................................................   A-1
  Section 1.1   Purpose.....................................................   A-1
  Section 1.2   Establishment...............................................   A-1
  Section 1.3   Shares Subject to the Plan..................................   A-1

ARTICLE II DEFINITIONS......................................................   A-1
  Section 2.1   "Affiliated Entity".........................................   A-1
  Section 2.2   "Award".....................................................   A-1
  Section 2.3   "Award Agreement"...........................................   A-1
  Section 2.4   "Board".....................................................   A-1
  Section 2.5   "Change of Control Event"...................................   A-1
  Section 2.6   "Code"......................................................   A-3
  Section 2.7   "Committee".................................................   A-3
  Section 2.8   "Common Stock"..............................................   A-3
  Section 2.9   "Company"...................................................   A-3
  Section 2.10  "Compensation Committee"....................................   A-3
  Section 2.11  "Date of Grant".............................................   A-3
  Section 2.12  "Eligible Associate"........................................   A-3
  Section 2.13  "Eligible Director".........................................   A-3
  Section 2.14  "Exchange Act"..............................................   A-3
  Section 2.15  "Executive Officer Participants"............................   A-3
  Section 2.16  "Fair Market Value".........................................   A-3
  Section 2.17  "Incentive Stock Option"....................................   A-3
  Section 2.18  "Non-Executive Officer Participants"........................   A-3
  Section 2.19  "Nonqualified Stock Option".................................   A-3
  Section 2.20  "Option"....................................................   A-3
  Section 2.21  "Participant"...............................................   A-4
  Section 2.22  "Plan"......................................................   A-4
  Section 2.23  "Regular Award Committee"...................................   A-4
  Section 2.24  "Restricted Stock Award"....................................   A-4
  Section 2.25  "Secretary".................................................   A-4
  Section 2.26  "Subsidiary"................................................   A-4

ARTICLE III ADMINISTRATION..................................................   A-4
  Section 3.1   Administration of the Plan; the Committee...................   A-4
  Section 3.2   Administration of Grants to Eligible Directors..............   A-5
  Section 3.3   Committee to Make Rules and Interpret Plan..................   A-5

ARTICLE IV GRANT OF AWARDS..................................................   A-5

ARTICLE V ELIGIBILITY.......................................................   A-6

ARTICLE VI STOCK OPTIONS....................................................   A-6
  Section 6.1   Grant of Options............................................   A-6
  Section 6.2   Conditions of Options.......................................   A-6

                                       (i)

                                                                              PAGE
                                                                              ----
ARTICLE VII RESTRICTED STOCK AWARDS.........................................   A-7
  Section 7.1   Grant of Restricted Stock Awards............................   A-7
  Section 7.2   Conditions of Restricted Stock Awards.......................   A-7

ARTICLE VIII STOCK ADJUSTMENTS..............................................   A-8

ARTICLE IX GENERAL..........................................................   A-9
  Section 9.1   Amendment or Termination of Plan............................   A-9
  Section 9.2   Termination of Employment; Termination of Service...........   A-9
  Section 9.3   Limited Transferability -- Options..........................   A-9
  Section 9.4   Withholding Taxes...........................................  A-10
  Section 9.5   Dividends and Dividend Equivalents -- Awards................  A-10
  Section 9.6   Change of Control...........................................  A-10
  Section 9.7   Amendments to Awards........................................  A-10
  Section 9.8   Regulatory Approval and Listings............................  A-10
  Section 9.9   Right to Continued Employment...............................  A-11
  Section 9.10  Reliance on Reports.........................................  A-11
  Section 9.11  Construction................................................  A-11
  Section 9.12  Governing Law...............................................  A-11

                                       (ii)

                            FLEMING COMPANIES, INC.

                           2002 STOCK INCENTIVE PLAN

                                   ARTICLE I
                                    PURPOSE

     1.1 Purpose. This 2002 Stock Incentive Plan (the "Plan") is established by Fleming Companies, Inc. (the "Company") to emphasize the Company's pay for performance philosophy by creating incentives which are designed to motivate Participants to put forth maximum effort toward the success and growth of the Company and to enable the Company to attract and retain experienced individuals who by their position, ability and diligence are able to make important contributions to the Company's success. Toward these objectives, the Plan provides for the granting of Options and Restricted Stock Awards to Eligible Associates and the granting of Nonqualified Stock Options to Eligible Directors subject to the conditions set forth in the Plan.

     1.2 Establishment. The Plan is effective as of February 27, 2002 and for a period of ten years thereafter. The Plan shall continue in effect until all matters relating to the payment of Awards and administration of the Plan have been settled.

     The Plan shall be approved by the holders of a majority of the outstanding shares of Common Stock, present, or represented, and entitled to vote at a meeting called for such purpose, which approval must occur within the period ending twelve months after the date the Plan is adopted by the Board. Pending such approval by the shareholders, Awards under the Plan may be granted, but no such Awards may be exercised prior to receipt of shareholder approval. In the event shareholder approval is not obtained within such twelve-month period, all such Awards shall be void.

     1.3 Shares Subject to the Plan. Subject to the limitations set forth in the Plan, Awards may be made under this Plan for a total of 3,500,000 shares of Common Stock. A maximum of 1,000,000 shares of the 3,500,000 shares of Common Stock subject to the Plan may be granted as Restricted Stock Awards (the "Restricted Stock Award Limit").

                                   ARTICLE II
                                  DEFINITIONS

     2.1 "Affiliated Entity" means any partnership or limited liability company in which a majority of the partnership or other similar interest thereof is owned or controlled, directly or indirectly, by the Company or one or more of its Subsidiaries or Affiliated Entities or a combination thereof. For purposes hereof, the Company, a Subsidiary or an Affiliated Entity shall be deemed to have a majority ownership interest in a partnership or limited liability company if the Company, such Subsidiary or Affiliated Entity shall be allocated a majority of partnership or limited liability company gains or losses or shall be or control a managing director or a general partner of such partnership or limited liability company.

     2.2 "Award" means, individually or collectively, any Option or Restricted Stock Award granted under the Plan to an Eligible Associate by the Committee or any Nonqualified Stock Option granted under the Plan to an Eligible Director by the Board pursuant to such terms, conditions, restrictions, and/or limitations, if any, as the Committee may establish by the Award Agreement or otherwise.

     2.3 "Award Agreement" means any written instrument that establishes the terms, conditions, restrictions, and/or limitations applicable to an Award in addition to those established by this Plan and by the Committee's exercise of its administrative powers.

     2.4  "Board" means the Board of Directors of the Company.

     2.5  "Change of Control Event" means each of the following:

          (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more (the "Triggering Percentage") of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, in the event the "Incumbent Board" (as such term is hereinafter defined) pursuant to authority granted in any rights agreement to which the Company is a party (the "Rights Agreement") lowers the acquisition threshold percentages set forth in such Rights Agreement, the Triggering Percentage shall be automatically reduced to equal the threshold percentages set pursuant to authority granted to the board in the Rights Agreement; and provided, further, however, that the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (x), (y), and (z) of subsection (c) of this Section 2.5; or

          (b) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, appointment or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for purposes of this definition, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

          (c) Approval by the shareholders of the Company of a reorganization, share exchange, merger or consolidation or acquisition of assets of another corporation (a "Business Combination"), in each case, unless, following such Business Combination, (x) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination will beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction will own the Company through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (y) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) will beneficially own, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (z) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination will have been members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

          (d) Approval by the shareholders of the Company of (x) a complete liquidation or dissolution of the Company or, (y) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, (A) more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors will be beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) less than 20% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors will be beneficially owned, directly or indirectly, by any Person (excluding any employee benefit plan (or related trust) of the Company or such corporation), except to the extent that such Person owned 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities prior to the sale or disposition, and (C) at least a majority of the members of the board of directors of such corporation will have been members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such sale or other disposition of assets of the Company.

     2.6 "Code" means the Internal Revenue Code of 1986, as amended. References in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

     2.7  "Committee" shall have the meaning set forth in Section 3.1.

     2.8 "Common Stock" means the common stock, par value $2.50 per share, of the Company, and after substitution, such other stock as shall be substituted therefor as provided in Article VIII.

     2.9  "Company" means Fleming Companies, Inc., an Oklahoma corporation.

     2.10 "Compensation Committee" means the Compensation and Organization Committee of the Board.

     2.11 "Date of Grant" means the date on which the granting of an Award is authorized by the Committee or the Board or such later date as may be specified by the Committee or the Board in such authorization.

     2.12 "Eligible Associate" means any key associate of the Company, a Subsidiary, or an Affiliated Entity.

     2.13 "Eligible Director" means any member of the Board who is also not an associate of the Company.

     2.14  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     2.15 "Executive Officer Participants" means Participants who are subject to the provisions of Section 16 of the Exchange Act.

     2.16 "Fair Market Value" means (A) during such time as the Common Stock is listed upon the New York Stock Exchange or other exchanges or the NASDAQ/ National Market System, the average of the highest and lowest sales prices of the Common Stock as reported by such stock exchange or exchanges or the NASDAQ/National Market System on the day for which such value is to be determined, or if no sale of the Common Stock shall have been made on any such stock exchange or the NASDAQ/National Market System that day, on the next preceding day on which there was a sale of such Common Stock or (B) during any such time as the Common Stock is not listed upon an established stock exchange or the NASDAQ/ National Market System, the mean between dealer "bid" and "ask" prices of the Common Stock in the over-the-counter market on the day for which such value is to be determined, as reported by the National Association of Securities Dealers, Inc.

     2.17  "Incentive Stock Option" means an Option within the meaning of
Section 422 of the Code.

     2.18 "Non-Executive Officer Participants" means Participants who are not subject to the provisions of Section 16 of the Exchange Act.

     2.19 "Nonqualified Stock Option" means an Option which is not an Incentive Stock Option.

     2.20 "Option" means an Award granted under Article VI of the Plan and includes both Nonqualified Stock Options and Incentive Stock Options to purchase shares of Common Stock.

     2.21 "Participant" means an Eligible Associate of the Company, a Subsidiary, or an Affiliated Entity to whom an Award has been granted by the Committee or an Eligible Director to whom a Nonqualified Stock Option has been granted by the Board under the Plan.

     2.22  "Plan" means Fleming Companies, Inc. 2002 Stock Incentive Plan.

     2.23 "Regular Award Committee" means a committee comprised of the individual who is the Company's chief executive officer and such additional members, if any, as shall be appointed by the Board.

     2.24 "Restricted Stock Award" means an Award granted to an Eligible Associate under Article VII of the Plan.

     2.25 "Secretary" means the corporate secretary of the Company duly elected by the Board.

     2.26 "Subsidiary" shall have the same meaning set forth in Section 424 of the Code.

                                  ARTICLE III
                                 ADMINISTRATION

     3.1 Administration of the Plan; the Committee. For purposes of administration, the Plan shall be deemed to consist of two separate stock incentive plans, a "Non-Executive Officer Participant Plan" which is limited to Non-Executive Officer Participants and an "Executive Officer Participant Plan" which is limited to Executive Officer Participants. Except for administration and the category of Eligible Associates eligible to receive Awards, the terms of the Non-Executive Officer Participant Plan and the Executive Officer Participant Plan are identical.

     The Non-Executive Officer Participant Plan shall be administered by both the Regular Award Committee and the Compensation Committee. The Regular Award Committee may only act within guidelines established by the Compensation Committee. The Executive Officer Participant Plan shall be administered by the Compensation Committee. With respect to the Non-Executive Officer Participant Plan and to decisions relating to Non-Executive Officer Participants, including the grant of Awards, the term "Committee" shall mean both the Regular Award Committee and the Compensation Committee; and with respect to the Executive Officer Participant Plan and to decisions relating to the Executive Officer Participants, including the granting of Awards, the term "Committee" shall mean only the Compensation Committee.

     Unless otherwise provided in the by-laws of the Company or the resolutions adopted from time to time by the Board establishing the Committee, the Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by the Board. The Committee shall hold meetings at such times and places as it may determine. A majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present or acts reduced to or approved in writing by a majority of the members of the Committee shall be the valid acts of the Committee.

     Subject to the provisions of the Plan, the Committee shall have exclusive power to:

          (a) Select the Eligible Associates to participate in the Plan.

          (b) Determine the time or times when Awards will be made.

          (c) Determine the form of an Award, whether an Option or a Restricted Stock Award, the number of shares of Common Stock subject to the Award, all the terms, conditions (including performance requirements), restrictions and/or limitations, if any, of an Award, including the time and conditions of exercise or vesting, and the terms of any Award Agreement, which may include the waiver or amendment of prior terms and conditions or acceleration or early vesting or payment of an Award under certain circumstances determined by the Committee.

          (d) Determine whether Awards will be granted singly or in combination.

          (e) Accelerate the vesting, exercise or payment of an Award or the performance period of an Award.

          (f) Take any and all other action it deems necessary or advisable for the proper operation or administration of the Plan.

     3.2 Administration of Grants to Eligible Directors. The Board shall have the exclusive authority to select the Eligible Directors to participate in the Plan and to determine the number of Nonqualified Stock Options awarded to Eligible Directors selected for participation. The Compensation Committee shall administer all other aspects of the Awards made to Eligible Directors.

     3.3 Committee to Make Rules and Interpret Plan. The Committee in its sole discretion shall have the authority, subject to the provisions of the Plan, to establish, adopt, or revise such rules and regulations and to make all such determinations relating to the Plan as it may deem necessary or advisable for the administration of the Plan. The Committee's interpretation of the Plan or any Awards and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties.

                                   ARTICLE IV
                                GRANT OF AWARDS

     Awards granted under this Plan shall be subject to the following conditions:

          (a) Subject to Article VIII, the aggregate number of shares of Common Stock made subject to the Award of Options to any Eligible Associate in any calendar year may not exceed 300,000.

          (b) Subject to Article VIII, in no event shall more than 300,000 shares of Common Stock subject to the Plan be awarded to any Eligible Associate as Restricted Stock Awards for the duration of the Plan.

          (c) Any shares of Common Stock related to Awards which terminate by expiration, forfeiture, cancellation or otherwise or are exchanged in the Committee's discretion for Awards not involving Common Stock, shall be available again for grant under the Plan and shall not be counted against the Restricted Stock Award Limit.

          (d) Common Stock delivered by the Company in payment of any Award under the Plan may be authorized and unissued Common Stock or Common Stock held in the treasury of the Company.

          (e) The Committee shall, in its sole discretion, determine the manner in which fractional shares arising under this Plan shall be treated.

          (f) The Compensation Committee shall from time to time establish guidelines for the Regular Award Committee regarding the grant of Awards to Eligible Associates.

          (g) Separate certificates or a book-entry registration representing Common Stock shall be delivered to a Participant upon the exercise of any Option.

          (h) Restricted Stock Awards granted which vest based upon the Participant's continued employment shall be limited in such a way that (i) no portion of the Restricted Stock Award will vest until one year after the Date of Grant, (ii) no more than one-third of the shares subject to the Restricted Stock Award is eligible to vest until one year after Date of Grant; (iii) no more than two-thirds of the shares subject to the Restricted Stock Award is eligible to vest until at least two years after Date of Grant and (iv) the entire Restricted Stock Award cannot vest until at least three years after Date of Grant.

          (i) Restricted Stock Awards granted which vest based upon performance standards shall require the holder to remain in the employment of the Company, a Subsidiary, or an Affiliated Entity for at least one year from Date of Grant.

          (j) Options granted to Eligible Associates pursuant to Article VI which vest based upon either continued employment or performance standards shall require the holder to remain in the employment of the Company, a Subsidiary or an Affiliated Entity for at least one year from the Date of Grant.

          (k) The Committee shall be prohibited from canceling, reissuing or modifying Awards if such action will have the effect of repricing the Participant's Award.

          (l) Eligible Directors may only be granted Nonqualified Stock Options under this Plan by the Board.

                                   ARTICLE V
                                  ELIGIBILITY

     Subject to the provisions of the Plan, the Committee shall, from time to time, select from the Eligible Associates those to whom Awards shall be granted and shall determine the type or types of Awards to be made and shall establish in the related Award Agreements the terms, conditions, restrictions and/or limitations, if any, applicable to the Awards in addition to those set forth in the Plan and the administrative rules and regulations issued by the Committee. Subject to the provisions of the Plan, the Board shall from time to time select from the Eligible Directors, those to whom Nonqualified Stock Options shall be granted and shall establish in the related Award Agreements, the terms, conditions, restrictions, and/or limitations, if any, applicable to the Awards in addition to those set forth in the Plan and the administrative rules and regulations of the Committee.

                                   ARTICLE VI
                                 STOCK OPTIONS

     6.1 Grant of Options. The Committee may, from time to time, subject to the provisions of the Plan and such other terms and conditions as it may determine, grant Options to Eligible Associates. These Options may be Incentive Stock Options or Nonqualified Stock Options, or a combination of both. Each grant of an Option shall be evidenced by an Award Agreement executed by the Company and the Eligible Associate, and shall contain such terms and conditions and be in such form as the Committee may from time to time approve, subject to the requirements of Section 6.2. The Board may, from time to time, subject to the provisions of the Plan and such other terms and conditions as it may determine, grant Nonqualified Stock Options to Eligible Directors.

     6.2 Conditions of Options. Each Option so granted shall be subject to the following conditions:

          (a) Exercise Price. As limited by Section 6.2(e) below, each Option shall state the exercise price which shall be set by the Committee at the Date of Grant; provided, however, no Option shall be granted at an exercise price which is less than the Fair Market Value of the Common Stock on the Date of Grant.

          (b) Form of Payment. The exercise price of an Option may be paid (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) by delivering shares of Common Stock having a Fair Market Value on the date of payment equal to the amount of the exercise price, but only to the extent such exercise of an Option would not result in an accounting compensation charge with respect to the shares used to pay the exercise price unless otherwise determined by the Committee; or (iii) a combination of the foregoing. In addition to the foregoing, any Option granted under the Plan may be exercised by a broker-dealer acting on behalf of a Participant if (A) the broker-dealer has received from the Participant or the Company a notice evidencing the exercise of such Option and instructions signed by the Participant requesting the Company to deliver the shares of Common Stock subject to such Option to the broker-dealer on behalf of the Participant and specifying the account into which such shares should be deposited, (B) adequate provision has been made with respect to the payment of any withholding taxes due upon such exercise or, in the case of an Incentive Stock Option, upon the disposition of such shares and (C) the broker-dealer and the Participant have otherwise complied with Section 220.3(e)(4) of Regulation T, 12 CFR, Part 220 and any successor rules and regulations applicable to such exercise.

          (c) Exercise of Options. Options granted under the Plan shall be exercisable, in whole or in such installments and at such times, and shall expire at such time, as shall be provided by the Committee in the Award Agreement. Exercise of an Option shall be by written notice to the Secretary at least two business days in advance of such exercise stating the election to exercise in the form and manner determined by the Committee. Every share of Common Stock acquired through the exercise of an Option shall be deemed to be fully paid at the time of exercise and payment of the exercise price.

          (d) Other Terms and Conditions. Among other conditions that may be imposed by the Committee, if deemed appropriate, are those relating to (i) the period or periods and the conditions of exercisability of any Option;
     (ii) the minimum periods during which Participants must be employed by the Company, its Subsidiaries, or an Affiliated Entity, or must hold Options before they may be exercised which shall in no event be less than one year;
     (iii) the minimum periods during which shares acquired upon exercise must be held before sale or transfer shall be permitted; (iv) conditions under which such Options or shares may be subject to forfeiture; (v) the frequency of exercise or the minimum or maximum number of shares that may be acquired at any one time; (vi) the achievement by the Company of specified performance criteria; and (vii) non-compete and protection of business matters.

          (e) Special Restrictions Relating to Incentive Stock Options. Options issued in the form of Incentive Stock Options shall only be granted to Eligible Associates of the Company or a Subsidiary, and not to Eligible Associates of an Affiliated Entity. Furthermore, Incentive Stock Options shall, in addition to being subject to all applicable terms, conditions, restrictions and/or limitations established by the Committee, comply with the requirements of Section 422 of the Code, including, without limitation, the requirement that the exercise price of an Incentive Stock Option not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant, the requirement that each Incentive Stock Option, unless sooner exercised, terminated or cancelled, expire no later than 10 years from its Date of Grant, and the requirement that the aggregate Fair Market Value (determined on the Date of Grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under this Plan or any other plan of the Company or any Subsidiary) not exceed $100,000.

          (f) Application of Funds. The proceeds received by the Company from the sale of Common Stock pursuant to Options will be used for general corporate purposes.

          (g) Shareholder Rights. No Participant shall have a right as a shareholder with respect to any share of Common Stock subject to an Option prior to purchase of such shares of Common Stock by exercise of the Option.

                                  ARTICLE VII
                            RESTRICTED STOCK AWARDS

     7.1 Grant of Restricted Stock Awards. The Committee may, from time to time, subject to the provisions of the Plan and such other terms and conditions as it may determine, grant a Restricted Stock Award to any Eligible Associate. Restricted Stock Awards shall be awarded in such number and at such times during the term of the Plan as the Committee shall determine. Each Restricted Stock Award may be evidenced in such manner as the Committee deems appropriate, including, without limitation, a book-entry registration or issuance of a stock certificate or certificates, and by an Award Agreement setting forth the terms of such Restricted Stock Award.

     7.2 Conditions of Restricted Stock Awards. The grant of a Restricted Stock Award shall be subject to the following:

          (a) Restriction Period. In addition to any vesting conditions determined by the Committee, including, but not by way of limitation, the achievement by the Company of specified performance criteria may be based upon the Company's achievement of earnings per share targets established by the Committee, vesting of each Restricted Stock Award shall require the holder to remain in the employment of the Company, a Subsidiary, or an Affiliated Entity for a prescribed period (a "Restriction Period"). Subject to Sections 4.1(h) and (i) the Committee shall determine the Restriction Period or Periods which shall apply to the shares of Common Stock covered by each Restricted Stock Award or portion thereof. At the end of the Restriction Period, assuming the fulfillment of any other specified vesting conditions, the restrictions imposed by the Committee shall lapse with respect to the shares of Common

     Stock covered by the Restricted Stock Award or portion thereof. In addition to acceleration of vesting upon the occurrence of a Change of Control Event as provided in Section 9.6, the Committee may, in its sole discretion, modify or accelerate the vesting of a Restricted Stock Award (i) in the case of the death or disability of the Participant, (ii) in the case the Participant's employment is terminated by the Company without "cause" as such term shall be defined by the Committee in the Award Agreement, or
     (iii) in the case the Participant terminates his employment for "good reason" as such term shall be defined by the Committee in the Award Agreement. In addition, with respect to Restricted Stock Awards representing an aggregate of 50,000 shares under the Plan (5% of the Restricted Stock Award Limit) for all Eligible Associates during the duration of the Plan, the Committee may in its sole discretion modify or accelerate the vesting of such Restricted Stock Awards under such circumstances as it deems appropriate.

          (b) Restrictions. The holder of a Restricted Stock Award may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of the shares of Common Stock represented by the Restricted Stock Award during the applicable Restriction Period. The Committee shall impose such other restrictions and conditions on any shares of Common Stock covered by a Restricted Stock Award as it may deem advisable including, without limitation, restrictions under applicable Federal or state securities laws, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

          (c) Rights as Shareholders. During any Restriction Period, the Committee may, in its discretion, grant to the holder of a Restricted Stock Award all or any of the rights of a shareholder with respect to the shares, including, but not by way of limitation, the right to vote such shares and to receive dividends. If any dividends or other distributions are paid in shares of Common Stock, all such shares shall be subject to the same restrictions on transferability as the shares of Restricted Stock with respect to which they were paid.

                                  ARTICLE VIII
                               STOCK ADJUSTMENTS

     In the event that the shares of Common Stock, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, stock split, combination of shares or otherwise), or if the number of such shares of Common Stock shall be increased through the payment of a stock dividend, or if rights or warrants to purchase securities of the Company shall be issued to holders of all outstanding Common Stock, then there shall be substituted for or added to each share available under and subject to the Plan, and each share theretofore appropriated under the Plan, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged or to which each such share shall be entitled, as the case may be, on a fair and equivalent basis in accordance with the applicable provisions of Section 424 of the Code; provided, however, with respect to Options, in no such event will such adjustment result in a modification of any Option as defined in Section 424(h) of the Code. In the event there shall be any other change in the number or kind of the outstanding shares of Common Stock, or any stock or other securities into which the Common Stock shall have been changed or for which it shall have been exchanged, then if the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in the shares available under and subject to the Plan, or in any Award, theretofore granted, such adjustments shall be made in accordance with such determination, except that no adjustment of the number of shares of Common Stock available under the Plan or to which any Award relates that would otherwise be required shall be made unless and until such adjustment either by itself or with other adjustments not previously made would require an increase or decrease of at least 1% in the number of shares of Common Stock available under the Plan or to which any Award relates immediately prior to the making of such adjustment (the "Minimum Adjustment"). Any adjustment representing a change of less than such minimum amount shall be carried forward and made as soon as such adjustment together with other adjustments required by this Article VIII and not previously made would result in a Minimum Adjustment. Notwithstanding the foregoing, any adjustment required by this Article VIII which otherwise would not result in a Minimum Adjustment shall be made with respect to shares of Common Stock relating to any Award immediately prior to exercise, payment or settlement of such Award.

     No fractional shares of Common Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

                                   ARTICLE IX
                                    GENERAL

     9.1 Amendment or Termination of Plan. The Board may alter, suspend or terminate the Plan at any time. In addition, the Board may, from time to time, amend the Plan in any manner, but may not without shareholder approval adopt any amendment which would (i) increase the aggregate number of shares of Common Stock available under the Plan (except by operation of Article VIII), (ii) materially modify the requirements as to eligibility for participation in the Plan, or (iii) materially increase the benefits to Participants provided by the Plan.

     9.2 Termination of Employment; Termination of Service. If an Eligible Associate's employment with the Company, a Subsidiary, or an Affiliated Entity terminates for a reason other than death, disability, retirement, or any approved reason, all unexercised, unearned, and/or unpaid Awards, including, but not by way of limitation, Awards earned, but not yet paid, all unpaid dividends and dividend equivalents, and all interest, if any, accrued on the foregoing shall be cancelled or forfeited, as the case may be, unless the Eligible Associate's Award Agreement provides otherwise. The Committee shall (i) determine what events constitute disability, retirement, or termination for an approved reason for purposes of the Plan, and (ii) determine the treatment of a Participant under the Plan in the event of his death, disability, retirement, or termination for an approved reason. The Committee shall also determine the method, if any, for accelerating the vesting or exercisability of any Options, or providing for the exercise of any unexercised Options in the event of an Eligible Associate's death, disability, retirement, or termination for an approved reason. In the event an Eligible Associate's employment is terminated due to retirement in accordance with the Company's regular retirement policies, unless the Eligible Associate's Award Agreement provides otherwise, the Eligible Associate shall have a period of three years following his date of retirement to exercise any Nonqualified Stock Options which are otherwise exercisable on his date of retirement.

     In the event an Eligible Director terminates service as a director of the Company, the unvested portion of any Award shall be forfeited unless otherwise accelerated pursuant to the terms of the Eligible Director's Award Agreement or by the Committee. The Eligible Director shall have a period of three years following the date he ceases to be a director to exercise any Nonqualified Stock Options which are otherwise exercisable on his date of termination of service.

     9.3 Limited Transferability -- Options. The Committee may, in its discretion, authorize all or a portion of the Nonqualified Stock Options to be granted under this Plan to be on terms which permit transfer by the Participant to (i) the ex-spouse of the Participant pursuant to the terms of a domestic relations order, (ii) the spouse, children or grandchildren of the Participant ("Immediate Family Members"), (iii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iv) a partnership in which such Immediate Family Members are the only partners. In addition (x) there may be no consideration for any such transfer, (y) the Award Agreement pursuant to which such Nonqualified Stock Options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this paragraph, and (z) subsequent transfers of transferred Nonqualified Stock Options shall be prohibited except as set forth below in this Section 9.3. Following transfer, any such Nonqualified Stock Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Section 9.2 hereof the term "Participant" shall be deemed to refer to the transferee. The events of termination of employment of Section 9.2 hereof shall continue to be applied with respect to the original Participant, following which the Nonqualified Stock Options shall be exercisable by the transferee only to the extent, and for the periods specified in Section 9.2 hereof. No transfer pursuant to this Section
9.3 shall be effective to bind the Company unless the Company shall have been furnished with written notice of such transfer together with such other documents regarding the transfer as the Committee shall request. In addition, subject to the foregoing provisions of this Section 9.3, Awards shall be transferable only by will or the laws of descent and distribution; however, no such transfer of an Award by the Participant shall be effective to bind the Company unless the Company shall have been furnished with written notice of such transfer and an authenticated copy of the will and/or such other evidence as the Committee may deem necessary to establish the validity of the transfer and the acceptance by the transferee of the terms and conditions of such Award.

     9.4 Withholding Taxes. Unless otherwise paid by the Participant, the Company shall be entitled to deduct from any payment under the Plan, regardless of the form of such payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment or may require the Participant to pay to it such tax prior to and as a condition of the making of such payment. In accordance with any applicable administrative guidelines it establishes, the Committee may allow a Participant to pay the amount of taxes required by law to be withheld from an Award by (i) directing the Company to withhold from any payment of the Award a number of shares of Common Stock having a Fair Market Value on the date of payment equal to the amount of the required withholding taxes or (ii) delivering to the Company previously owned shares of Common Stock having a Fair Market Value on the date of payment equal to the amount of the required withholding taxes; provided, the foregoing notwithstanding, any payment made by the Participant pursuant to either of the foregoing clauses (i) or (ii) shall not be permitted if it would result in an accounting charge with respect to such shares used to pay such taxes unless otherwise approved by the Committee.

     9.5 Dividends and Dividend Equivalents -- Awards. The Committee may choose, at the time of the grant of any Award or any time thereafter up to the time of payment of such Award, to include as part of such Award an entitlement to receive dividends or dividend equivalents subject to such terms, conditions, restrictions, and/or limitations, if any, as the Committee may establish. Dividends and dividend equivalents granted hereunder shall be paid in such form and manner (i.e., lump sum or installments), and at such time as the Committee shall determine. All dividends or dividend equivalents which are not paid currently may, at the Committee's discretion, accrue interest.

     9.6 Change of Control. Notwithstanding any other provision in this Plan to the contrary, Awards granted under the Plan to any Eligible Associate or Eligible Director may, in the discretion of the Committee, provide that such Awards shall be immediately vested, fully earned and exercisable upon the occurrence of a Change of Control Event.

     9.7 Amendments to Awards. Subject to the limitations of Article IV, such as the prohibition on repricing of Options, the Committee may at any time unilaterally amend the terms of any Award Agreement, whether or not presently exercisable or vested, to the extent it deems appropriate. However, amendments which are adverse to the Participant shall require the Participant's consent.

     9.8 Regulatory Approval and Listings. The Company shall use its best efforts to file with the Securities and Exchange Commission as soon as practicable following approval by the shareholders of the Company of the Plan as provided in Section 1.2 of the Plan, and keep continuously effectively, a Registration Statement on Form S-8 with respect to shares of Common Stock subject to Awards hereunder. Notwithstanding anything contained in this Plan to the contrary, the Company shall have no obligation to issue shares of Common Stock under this Plan prior to:

          (a) the obtaining of any approval from, or satisfaction of any waiting period or other condition imposed by, any governmental agency which the Committee shall, in its sole discretion, determine to be necessary or advisable;

          (b) the admission of such shares to listing on the stock exchange on which the Common Stock may be listed; and

          (c) the completion of any registration or other qualification of such shares under any state or Federal law or ruling of any governmental body which the Committee shall, in its sole discretion, determine to be necessary or advisable.

     9.9 Right to Continued Employment. Participation in the Plan shall not give any Eligible Associate any right to remain in the employ of the Company, any Subsidiary, or any Affiliated Entity. The Company or, in the case of employment with a Subsidiary or an Affiliated Entity, the Subsidiary or Affiliated Entity reserves the right to terminate any Eligible Associate at any time. Further, the adoption of this Plan shall not be deemed to give any Eligible Associate or any other individual any right to be selected as a Participant or to be granted an Award.

     9.10 Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company and its Subsidiaries and upon any other information furnished in connection with the Plan by any person or persons other than himself or herself. In no event shall any person who is or shall have been a member of the Committee or of the Board be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information or for any action taken, including the furnishing of information, or failure to act, if in good faith.

     9.11 Construction. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in the Plan are for the convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

     9.12 Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Texas except as superseded by applicable Federal law.

                                                                       EXHIBIT B

                            FLEMING COMPANIES, INC.

                       2002 ASSOCIATE STOCK PURCHASE PLAN

                            FLEMING COMPANIES, INC.

                       2002 ASSOCIATE STOCK PURCHASE PLAN

                               TABLE OF CONTENTS

                                                                              PAGE
                                                                              ----
ARTICLE I NAME AND PURPOSE OF PLAN..........................................   B-1
          1.1   Name of Plan................................................   B-1
          1.2   Purpose.....................................................   B-1
ARTICLE II DEFINITIONS......................................................   B-1
          2.1   Definitions.................................................   B-1
          2.2   Construction................................................   B-3
ARTICLE III FUNDING AND EARLY WITHDRAWAL OF ACCOUNTS........................   B-3
          3.1   Stock Purchase Accounts.....................................   B-3
          3.2   Participant's Contributions.................................   B-3
          3.3   Continued Participation; Voluntary Withdrawal from Plan.....   B-4
          3.4   Withdrawal by Terminating Participant.......................   B-4
          3.5   Reparticipation.............................................   B-4
          3.6   Interest Accrual............................................   B-4
ARTICLE IV EXERCISE OF STOCK OPTION.........................................   B-4
          4.1   Exercise....................................................   B-4
          4.2   Amount of Shares of Stock...................................   B-4
          4.3   Distribution................................................   B-5
          4.4   Issuance of Shares; Stock Certificates......................   B-5
ARTICLE V MAXIMUM SHARES OF STOCK AVAILABLE.................................   B-5
          5.1   Maximum Number of Shares Available to Participants..........   B-5
          5.2   Maximum Authorized Shares...................................   B-6
                Termination of Offering for the Second and Subsequent
          5.3   Purchase Periods............................................   B-6
ARTICLE VI ADMINISTRATION...................................................   B-6
          6.1   Appointment of Committee....................................   B-6
          6.2   Committee Powers and Duties.................................   B-6
          6.3   Committee to Make Rules and Interpret Plan..................   B-6
ARTICLE VII AMENDMENT OF THE PLAN...........................................   B-6
ARTICLE VIII RECAPITALIZATION AND EFFECT OF CERTAIN TRANSACTIONS............   B-6
          8.1   Stock Adjustments...........................................   B-6
          8.2   Effect of Certain Transactions..............................   B-7
          8.3   Stockholder Approval........................................   B-7
          8.4   Regulatory Approval and Listings............................   B-7
ARTICLE IX MISCELLANEOUS....................................................   B-8
          9.1   Notices.....................................................   B-8
          9.2   Application of the Funds....................................   B-8
          9.3   Repurchase of Stock.........................................   B-8
          9.4   Alternate Contribution Methods..............................   B-8
          9.5   Nonassignability............................................   B-8
          9.6   Non-Discrimination..........................................   B-8
          9.7   Government Regulation.......................................   B-8
          9.8   Effective Date of Plan......................................   B-8
          9.9   Termination of Plan.........................................   B-8

                                       (i)

                                                                              PAGE
                                                                              ----
          9.10  Right to Continued Employment...............................   B-8
          9.11  Reliance on Reports.........................................   B-8
          9.12  Applicable Law..............................................   B-9
          9.13  Construction................................................   B-9

                                       (ii)

                            FLEMING COMPANIES, INC.

                       2002 ASSOCIATE STOCK PURCHASE PLAN

                                   ARTICLE I
                            NAME AND PURPOSE OF PLAN

     1.1 Name of Plan. This Plan shall be known as: Fleming Companies, Inc. 2002 Associate Stock Purchase Plan.

     1.2 Purpose. The Fleming Companies, Inc. 2002 Associate Stock Purchase Plan, by offering Associates the opportunity to purchase the Company's Stock through payroll deductions, is intended to encourage participation in the ownership and economic progress of the Company. Only Associates may be granted Stock Options to purchase Stock. Except as otherwise provided in the Plan, by reason of their employment relationship with the Employer, all Associates of all Employers will be eligible to participate in the Plan.

                                   ARTICLE II
                                  DEFINITIONS

     2.1 Definitions. Where the following capitalized words and phrases appear in either a singular or plural form in this instrument, they shall have the respective meanings set forth below unless a different context is clearly expressed herein.

          (a) Account and Account Balance:

             (i) The word "Account" shall mean the record established and maintained to record the interest in the Plan of each Participant in accordance with Article III.

             (ii) The words "Account Balance" shall mean the credited balance standing in a Participant's Account from time to time.

          (b) Annual Compensation: The phrase "Annual Compensation" shall have the meaning set forth in Section 3.2.

          (c) Associate: The word "Associate" shall mean any person employed by the Employer on the basis of an employer-employee relationship who receives remuneration for personal services rendered to the Employer.

          (d) Board: The word "Board" shall mean the Board of Directors of the Company.

          (e) Code: The word "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

          (f) Committee: The word "Committee" shall mean the Compensation and Organization Committee of the Board referred to in Article VI.

          (g) Company: The word "Company" shall mean Fleming Companies, Inc., an Oklahoma corporation.

          (h) Employer: The word "Employer" shall mean the Company and any Subsidiary of the Company.

          (i) Exercise Date: The words "Exercise Date" shall mean June 30 of any year during which the Plan is in existence, being June 30, 2003, 2004, 2005, 2006 and 2007.

          (j) Fair Market Value: The words "Fair Market Value" shall mean (A) during such time as the Stock is listed upon the New York Stock Exchange or other exchanges or the NASDAQ/National Market System, the average of the highest and lowest sales prices of the Stock as reported by such stock exchange or exchanges or the NASDAQ/National Market System on the day for which such value is to be determined, or if no sale of the Stock shall have been made on any such stock exchange or the

     NASDAQ/National Market System that day, on the next preceding day on which there was a sale of such Stock or (B) during any such time as the Stock is not listed upon an established stock exchange or the NASDAQ/National Market System, the mean between dealer "bid" and "ask" prices of the Stock in the over-the-counter market on the day for which such value is to be determined, as reported by the National Association of Securities Dealers, Inc.

          (k) Granting Date: The words "Granting Date" shall mean the beginning of each applicable Purchase Period, being July 1, 2002, 2003, 2004, 2005 and 2006.

          (l) Option Agreement: The words "Option Agreement" shall mean an agreement to be executed by the Participant and the Company, which shall comply with the terms of the Plan and shall be in such form as the Committee agrees upon from time to time.

          (m) Option Price: The words "Option Price" shall mean the price which shall be paid by the Participant from his Account for any Stock purchased on an applicable Exercise Date pursuant to any Stock Option granted to such Participant; provided, such option price shall be the lesser of:

             (i) 85% of the per share Fair Market Value on the Granting Date of the Purchase Period applicable to such Participant: or

             (ii) 85% of the per share Fair Market Value on the Exercise Date of the Purchase Period applicable to such Participant.

     In no event shall the Option Price per share be less than the par value of the Stock.

          (n) Participant: The word "Participant" shall mean an Associate (i) who executes with the Company an Option Agreement on or prior to a Granting Date, (ii) who on such Granting Date is employed by the Employer, and (iii) whose customary employment is more than 20 hours per week and more than five months in any calendar year. The word "Participant" shall also include the legal representative of a deceased Participant, and a Participant who, within three months prior to the end of the applicable Purchase Period for which he is a Participant, terminates his employment with the Employer. "Disability" for purposes of this Subsection (n) shall mean a physical or mental condition which, in the judgment of the Committee, totally and permanently prevents a Participant from engaging in any substantial gainful employment with the Employer. A determination that disability exists shall be based upon independent medical evidence satisfactory to the Committee. In the event that any Employer ceases to be a Subsidiary of the Company, the Associates of such Employer will be deemed to have terminated employment as of such date.

          (o) Plan: The word "Plan" shall mean this Fleming Companies, Inc. 2002 Associate Stock Purchase Plan, and any amendments thereto.

          (p) Purchase Period: The words "Purchase Period" shall mean any one year period commencing on July 1 and ending on June 30 of each year during which the Plan is in existence, as follows:

             (i) "First Purchase Period" -- July 1, 2002 through June 30, 2003.

             (ii) "Second Purchase Period" -- July 1, 2003 through June 30,
        2004.

             (iii) "Third Purchase Period" -- July 1, 2004 through June 30,
        2005.

             (iv) "Fourth Purchase Period" -- July 1, 2005 through June 30,
        2006.

             (v) "Fifth Purchase Period" -- July 1, 2006 through June 30, 2007.

          (q) Stock: The word "Stock" shall mean the common stock of the Company, par value $2.50 per share, authorized for issuance pursuant to the terms of the Plan, subject to Article VIII of the Plan.

          (r) Stock Option: The words "Stock Option" shall mean the right of a Participant on an applicable Exercise Date to purchase the number of whole shares of Stock as provided in Article IV.

          (s) Subsidiary: The word "Subsidiary" shall mean any present or future subsidiary corporation of the Company as defined in Section 424 of the Code.

          (t) Terminating Participant: The words "Terminating Participant" shall mean a Participant whose employment terminates more than three months prior to the end of the applicable Purchase Period.

     2.2 Construction. The masculine gender, where appearing in the Plan, shall be deemed to include the feminine gender, unless the context clearly indicates to the contrary. Any word appearing herein in the plural shall include the singular, where appropriate, and likewise the singular shall include the plural, unless the context clearly indicates to the contrary.

                                  ARTICLE III
                    FUNDING AND EARLY WITHDRAWAL OF ACCOUNTS

     3.1 Stock Purchase Accounts. As of the applicable Granting Date, there shall be established and maintained under the Plan in the name of each Participant (who is a Participant with respect to the Purchase Period pertaining to such Granting Date) an Account which shall be debited and credited in accordance with the following Sections of this Article III and the provisions of
Article IV.

     3.2 Participant's Contributions. By becoming a Participant, authorization shall be deemed to be automatically given by the Participant for his periodic contributions which shall be credited to his Account calculated as follows:

          FIRST: The Participant's basic compensation rate (excluding any form of extraordinary compensation such as overtime, prizes, bonuses, commissions, reimbursed relocation expenses and the like), as of the date ("Determination Date") which is one month prior to the applicable Granting Date, shall be determined and annualized ("Annual Compensation"). Increases in such basic compensation rate after such Determination Date shall be disregarded for that Purchase Period. Provided, however, the Determination Date for a Participant who has been employed less than one month prior to the applicable Granting Date shall be the Participant's date of hire.

          SECOND: Prior to the applicable Granting Date, the Participant shall elect in his Option Agreement filed with the Committee a percentage of either 1%, 2%, 3%, 4%, 5%, or 6% ("Contribution Rate"); provided, an election, once made with respect to any Purchase Period cannot be changed after commencement of the Purchase Period; and provided further, a Participant may elect to change his Contribution Rate for succeeding Purchase Periods by notifying the Committee within 10 days of any succeeding Granting Date. If a Participant receives a "hardship withdrawal" from a cash or deferred arrangement established by the Employer under
     Section 401(k) of the Code, he shall be prohibited from making contributions to his Account under this Plan for a period of 6 months after receipt of such hardship distribution.

          THIRD: The Participant's Annual Compensation for the applicable Purchase Period shall be multiplied by his Contribution Rate, and the product thereof shall equal his aggregate maximum contributions ("Aggregate Contributions") to be made under the Plan for the applicable Purchase Period.

          FOURTH: On each payroll payment date falling within the applicable Purchase Period, the maximum amount of contributions which may be withheld by the Employer from the Participant's payroll payment (the "Maximum Withholding") shall be calculated by multiplying the Contribution Rate times the Participant's basic compensation (excluding any form of extraordinary compensation as defined in paragraph FIRST above) for the applicable payroll period.

          FIFTH: On each payroll payment date falling within the applicable Purchase Period, the amount of contributions which shall be withheld by the Employer from the Participant's payroll payment by payroll deduction ("Actual Withholding") shall be the lesser of (i) the Maximum Withholding for such payroll payment, or (ii) the amount of Aggregate Contributions for the applicable Purchase Period reduced by the aggregate amount of prior Actual Withholdings during the applicable Purchase Period. Notwithstanding anything to the contrary herein, in the event that a Participant incurs a decrease in his basic compensation rate during any Purchase Period, and such Participant is not a Terminating Participant or has not voluntarily withdrawn from the Plan, then, in such event, and if requested by the Participant, the Committee may, in its sole discretion, make appropriate adjustments to the Participant's Contribution Rate in order to achieve the Participant's intended aggregate Actual Withholdings for the Purchase Period.

     3.3 Continued Participation; Voluntary Withdrawal from Plan. Once a Participant elects to participate in the Plan, he shall thereafter remain as a Participant until expiration or termination of the Plan, unless he otherwise withdraws from, or otherwise becomes ineligible to participate in the Plan. A legal representative of a deceased Participant and a Participant who terminates employment for any reason within three months prior to the end of the applicable Purchase Period will continue to be a Participant in the Plan until the next succeeding Exercise Date unless such Participant or his representative (in the event of the Participant's death) elects to withdraw from the Plan pursuant to this Section 3.3. A Participant may withdraw from the Plan at any time by filing a written notice of withdrawal with the Committee prior to the next applicable Exercise Date. Upon a Participant's withdrawal, his entire Account Balance, if any, on the date of withdrawal shall be refunded to him and all outstanding Stock Options and rights to purchase Stock in his favor shall be terminated and no longer exercisable.

     3.4 Withdrawal by Terminating Participant. A Terminating Participant shall be deemed to have made an election to withdraw from the Plan on the date his employment terminates. Upon such withdrawal, his entire Account Balance, if any, on the date of withdrawal, shall be refunded to him and all outstanding Stock Options and rights to purchase Stock in his favor shall be terminated and no longer exercisable.

     3.5 Reparticipation. A Participant who withdraws under Section 3.3 within any Purchase Period shall not be eligible to reenter the Plan with respect to the same Purchase Period; provided, a Participant who withdraws from the Plan under Section 3.3 prior to the end of any Purchase Period shall not be precluded from becoming a Participant with respect to any succeeding Purchase Period if he has satisfied the eligibility requirements of the Plan.

     3.6 Interest Accrual. With respect to the refund or distribution of an Account Balance under either of Sections 3.3 or 3.4, no interest shall be paid or payable. If the Plan is terminated under either of Sections 8.2 or 9.9, the refund of an Account Balance shall be with interest at a per annum rate of 5% computed upon the average balance in such Participant's Account for the period of time following the Granting Date applicable to such Participant and ending on the day of the distribution.

                                   ARTICLE IV
                            EXERCISE OF STOCK OPTION

     4.1 Exercise. If a Participant has not made an earlier election to withdraw pursuant to either of Sections 3.3 or 3.4, he shall be deemed to have elected to exercise his Stock Option as of each Exercise Date with respect to the applicable Purchase Period.

     4.2  Amount of Shares of Stock.

          (a) Subject to the Subsection (b) following, the whole number of shares of Stock to which a Participant shall be entitled ("Total Stock Entitlement") upon the applicable Exercise Date shall be determined under the following formula:

            Account Balance / Option Price = Total Stock Entitlement

     Provided, the Account Balance for purposes of this Section 4.2 shall be determined without crediting any interest thereon.

          (b) The Total Stock Entitlement computed for each Participant shall be reduced to the extent that any of the following Subsections shall apply:

             (i) No Participant shall be entitled to participate in the Plan to a greater extent than that permitted under Section 423(b)(3) of the Code. Thus, no Associate may be granted a Stock Option if such Associate, immediately after the Stock Option is granted, owns stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of its parent or any Subsidiary (if applicable). For purposes of this Subsection, the rules of Section 424(d) of the Code shall apply in determining the stock ownership of an individual, and stock which the Associate may purchase under all outstanding stock options shall be treated as stock owned by the Associate.

             (ii) No Participant shall be entitled to participate in the Plan to a greater extent than that permitted under Section 423(b)(8) of the Code. Thus, no Associate may be granted a Stock Option which permits his rights to purchase stock under all such "employee stock ownership plans" of the Company or any Subsidiary (if applicable) intended to qualify under Section 423 of the Code to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined at the time such Stock Option is granted) for each calendar year in which such Stock Option is outstanding at any time. For purposes of this Subsection, (1) the right to purchase stock under an option accrues when the option (or any portion thereof) first becomes exercisable during the calendar year; (2) the right to purchase stock under an option accrues at the rate provided in the option, but in no case may such rate exceed $25,000 of fair market value of such stock (determined at the time such stock option is granted) for any one calendar year; and (3) a right to purchase stock which has accrued under one option granted pursuant to any such plan may not be carried over to any other such stock option.

     4.3 Distribution. A Participant's Total Stock Entitlement as determined under Section 4.2 shall be distributed to him pursuant to Section 4.4(b) together with any cash which is not applied toward the purchase of whole shares of Stock. No interest shall be payable upon such refunded Account Balance. The total amount applied toward the purchase of Stock and/or distributed to the Participant shall be debited to the Participant's Account. If a Participant is prohibited from exercising his/her Stock Option because of the limitations contained in Subsection 4.2(b) of the Plan or in Section 423 of the Code, the balance of such Participant's Account shall be refunded to him/her without interest.

     4.4  Issuance of Shares; Stock Certificates.

          (a) The shares of Stock purchased by a Participant on the applicable Exercise Date shall for all purposes, be deemed to have been issued and sold at the close of business on such Exercise Date. Prior to that time, none of the rights or privileges of a stockholder of the Company shall exist with respect to such shares.

          (b) As soon as practicable after each Exercise Date, the Company shall evidence the shares of Stock purchased by either a book-entry registration or issuing and delivering a certificate, registered in the Participant's name, for the number of shares of Stock purchased.

                                   ARTICLE V
                       MAXIMUM SHARES OF STOCK AVAILABLE

     5.1 Maximum Number of Shares Available to Participants. If on the Exercise Date of any Purchase Period the Total Stock Entitlement for all Participants, determined under Section 4.2 hereof exceeds the number of shares of Stock available for issuance under the Plan, there shall be a proportionate reduction for the ensuing applicable Purchase Period of each Participant's Total Stock Entitlement in order to eliminate such excess. Notwithstanding any provision herein to the contrary, the maximum number of shares a Participant will be allowed to purchase during any Purchase Period is 2,000 shares of Stock.

     5.2 Maximum Authorized Shares. Subject to adjustment under Article VIII, the maximum number of shares of Stock which may be issued under the Plan shall not in the aggregate exceed 1,800,000 shares of Stock whether it be authorized but unissued shares of Stock or treasury shares of Stock.

     5.3 Termination of Offering for the Second and Subsequent Purchase Periods. If in the opinion of the Committee, there is insufficient Stock available for Stock Options at any Granting Date after the July 1, 2002 Granting Date, the Committee may terminate the offering contemplated for any or all succeeding Purchase Periods.

                                   ARTICLE VI
                                 ADMINISTRATION

     6.1 Appointment of Committee. The Plan shall be administered by the Committee. The members of the Committee shall serve at the pleasure of the Board and shall be ineligible to participate under the Plan. Any member may serve concurrently as a member of any other administrative committee of any other plan of the Company or its affiliates entitling participants therein to acquire stock, stock options or deferred compensation rights including stock appreciation rights.

     6.2 Committee Powers and Duties. The Committee shall have all the powers and authorities which are reasonably appropriate and necessary to discharge its duties under the Plan.

     6.3 Committee to Make Rules and Interpret Plan. The Committee, in its sole discretion, shall have the authority, subject to the provisions of the Plan, to establish, adopt, or revise rules and regulations with respect to the administration of the Plan and to make all such determinations relating to the Plan as it may deem necessary or advisable for the administration of the Plan. The Committee's interpretation of the Plan and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties unless otherwise determined by the Board.

                                  ARTICLE VII
                             AMENDMENT OF THE PLAN

     The Board may at any time, or from time to time, amend the Plan in any respect consistent with Sections 421 and 423 of the Code, except that, without approval of the stockholders, no amendment shall (i) increase the maximum number of shares reserved under the Plan other than as provided in Article VIII, (ii) be made if not permitted by Sections 421 and 423 of the Code or (iii) make the Plan available to any person who is not a Participant.

                                  ARTICLE VIII
              RECAPITALIZATION AND EFFECT OF CERTAIN TRANSACTIONS

     8.1 Stock Adjustments. In the event that the shares of Stock, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, stock split, combination of shares or otherwise), or if the number of such shares of Stock shall be increased through the payment of a stock dividend, then there shall be substituted for or added to each share available under and subject to the Plan as provided in Section 5.2 hereof, and each share theretofore appropriated or thereafter subject or which may become subject to Stock Options under the Plan, the number and kind of shares of stock or other securities into which each outstanding share of Stock shall be so changed or for which each such share shall be exchanged or to which each such share shall be entitled, as the case may be, on a fair and equivalent basis in accordance with the applicable provisions of Section 424 of the Code; provided, in no such event will such adjustment result in a modification of any Stock Option as defined in
Section 424(h) of the Code. In the event there shall be any other change in the number or kind of the outstanding shares of Stock, or any stock or other securities into which the Stock shall have been changed or for which it shall have been exchanged, then, if the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in the shares available under and subject to the Plan, or in any Stock Option theretofore granted or which may be granted under the Plan, such adjustments shall be made in accordance with such determination, except that no adjustment of the number of shares of Stock available under the Plan or to which any Stock Option relates that would otherwise be required shall be made unless and until such adjustment either by itself or with other adjustments not previously made would require an increase or decrease of at least 1% in the number of shares of Stock available under the Plan or to which a Stock Option relates immediately prior to the making of such adjustment (the "Minimum Adjustment"). Any adjustment representing a change of less than such minimum amount shall be carried forward and made as soon as such adjustment together with other adjustments required by this Section 8.1 and not previously made would result in a Minimum Adjustment. Notwithstanding the foregoing, any adjustment required by this Section 8.1 which otherwise would not result in a Minimum Adjustment shall be made with respect to shares of Stock relating to any Stock Option immediately prior to exercise of such Stock Option.

     No fractional shares of Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share. Any adjustments under this Section 8.1 shall be made according to the sole discretion of the Company, and its decision shall be binding and conclusive.

     8.2 Effect of Certain Transactions. Subject to any required action by the stockholders, if the Company shall be the surviving or resulting corporation in any merger or consolidation, any Stock Option hereunder shall pertain to and apply to the shares of stock of the Company, but a dissolution or liquidation of the Company or merger or consolidation in which the Company is not the surviving or the resulting corporation shall cause the Plan and any Stock Option hereunder to terminate upon the effective date of such dissolution, liquidation, merger or consolidation, and the Account Balance of each Participant shall be refunded to him and any outstanding Stock Option in his favor shall be terminated and no longer exercisable. Provided, that for the purpose of this Section 8.2, if any merger, consolidation or combination occurs in which the Company is not the surviving corporation and is the result of a mere change in the identity, form or place of organization of the Company accomplished in accordance with Section 368(a)(1)(F) of the Code, then, such event shall not cause a termination.

     8.3 Stockholder Approval. The Plan shall be approved by the holders of a majority of the outstanding shares of Stock, present, or represented, and entitled to vote at a meeting called for such purposes, which approval must occur within the period ending twelve (12) months after the date the Plan is adopted by the Board. In the event stockholder approval is not obtained within such twelve-month period, the Plan and all such Stock Options and such Stock shall be void.

     8.4 Regulatory Approval and Listings. The Company shall use its best efforts to file with the Securities and Exchange Commission as soon as practicable following stockholder approval pursuant to Section 8.3, and keep continuously effectively and usable, a Registration Statement on Form S-8 with respect to shares of Stock subject to Stock Options hereunder. Notwithstanding anything contained in this Plan to the contrary, the Company shall have no obligation to issue or deliver certificates representing shares of Stock evidencing Stock Options prior to:

          (a) the obtaining of any approval from, or satisfaction of any waiting period or other condition imposed by, any governmental agency which the Committee shall, in its sole discretion, determine to be necessary or advisable;

          (b) the admission of such shares to listing on the stock exchange on which the Stock may be listed; and

          (c) the completion of any registration or other qualification of such shares under any state or federal law or ruling of any governmental body which the Committee shall, in its sole discretion, determine to be necessary or advisable.

                                   ARTICLE IX
                                 MISCELLANEOUS

     9.1 Notices. Any notice which a Participant files pursuant to the Plan shall be on the form prescribed by the Committee and shall be effective when received by the Committee.

     9.2 Application of the Funds. All funds received by the Company under the Plan may be used for any corporate purpose.

     9.3 Repurchase of Stock. The Company shall not be required to repurchase from any Participant shares of Stock which he acquired under the Plan.

     9.4 Alternate Contribution Methods. If authorized payroll deductions of a Participant's periodic contributions under Section 3.2 are not permitted by reason of the provisions of any law applicable to an Employer, the Committee shall adopt an appropriate alternative method under which affected Participants may make payment for shares of Stock purchased hereunder which would otherwise have been made pursuant to Section 3.2.

     9.5 Nonassignability. Stock Options are exercisable only by the Participant during his lifetime, or by his estate or the person who acquires the right to exercise such Stock Option upon his death by bequest or inheritance, and are not transferable by him other than by will or the laws of descent and distribution. No Stock Option shall be subject in any manner to alienation, anticipation, sale, transfer, assignment, pledge, or encumbrance, except for transfer by will or the laws of descent and distribution. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of, or to subject to execution, attachment or similar process, any Stock Option contrary to the provisions hereof, shall be void and ineffective, shall give no right to any purported transferee, and may, at the sole discretion of the Committee, result in forfeiture of the Stock Option involved in such attempt.

     9.6 Non-Discrimination. All Associates shall have the same rights and privileges except that the total number of shares of Stock which can be purchased shall be calculated in accordance with Article III and Article IV and shall be subject to the limitations and conditions stated herein.

     9.7 Government Regulation. The Company's obligation to sell and deliver the Stock under the Plan is at all times subject to any and all approvals, rules and regulations of any governmental authority required in connection with the authorization, issuance, sale or delivery of such Stock.

     9.8 Effective Date of Plan. The Plan shall become effective on July 1, 2002, if prior to that date the Plan has been approved by the holders of a majority of the common stock of the Company present, or represented, and entitled to vote at a meeting called for such purposes.

     9.9 Termination of Plan. The Plan shall continue in effect through June 30, 2007, unless terminated pursuant to Section 8.2 or by the Board, which shall have the right to terminate the Plan at any time. Upon the termination of the Plan pursuant to this Section 9.8 or Section 8.2, the Account Balance of each Participant shall be refunded to the Participant and any outstanding Stock Option in his favor shall be terminated and no longer exercisable.

     9.10 Right to Continued Employment. Participation in the Plan shall not give any Participant any right to remain in the employ of the Employer. The Employer reserves the right to terminate any Participant at any time.

     9.11 Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company and upon any other information furnished in connection with the Plan by any person or persons other than himself. In no event shall any person who is or shall have been a member of the Committee or of the Board be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information or for any action taken, including the furnishing of information, or failure to act, if in good faith.

     9.12 Applicable Law. This Plan shall be governed by and interpreted in accordance with the laws of the State of Texas.

     9.13 Construction. It is intended that this Plan shall qualify in accordance with Sections 421 and 423 of the Code, and the provisions of this Plan shall be interpreted and applied in a manner consistent with such intent. Pursuant to the terms of the Plan and the applicable provisions of the Code, all Participants in the Plan will have the same rights and privileges and all such Participants will be treated in an equal, uniform and nondiscriminatory manner.

                            FLEMING COMPANIES, INC.

            OPTION AGREEMENT FOR 2002 ASSOCIATE STOCK PURCHASE PLAN

                                   AGREEMENT

     It is agreed by the undersigned and the Company as follows:

     Having read the Prospectus and related materials describing the 2002 Associate Stock Purchase Plan, I understand the provisions of the Plan and desire to enroll for the Purchase Period beginning July 1 of this year.

     I understand that the options to which I will be entitled under the Plan are non-transferable, except in accordance with the Plan, and that upon purchase of Fleming common stock on the Exercise Date, as defined in the Plan, I will receive a certificate representing the full number of shares of stock purchased.

     The Plan which is attached to the Prospectus is incorporated herein by reference and made a part of this Agreement.

     I authorize the Company to withhold from each paycheck paid to me the percentage indicated below of my Basic Compensation Rate, as defined in the
Plan:

(PLEASE CIRCLE ONE)

Percentage:                 1%        2%        3%        4%        5%        6%

Annual Amount:

----------------------------------------------------------------------------------------------------------------------
                                               PARTICIPANT INFORMATION
----------------------------------------------------------------------------------------------------------------------
  NAME                        DATE OF HIRE                  LOCATION                      SOCIAL SECURITY NO.
----------------------------------------------------------------------------------------------------------------------
  ADDRESS                     CITY/STATE                                                  ZIP CODE
----------------------------------------------------------------------------------------------------------------------
  PARTICIPANT'S SIGNATURE                                   COMPANY REPRESENTATIVE'S SIGNATURE
----------------------------------------------------------------------------------------------------------------------
  DATE SIGNED                                               DATE SIGNED
----------------------------------------------------------------------------------------------------------------------

NOTE: RETURN THIS AGREEMENT TO YOUR HUMAN RESOURCES REPRESENTATIVE, STORE
      MANAGER OR DIVISION CONTROLLER BY JUNE 19 FOR PROCESSING. A COPY WILL BE RETURNED TO YOU FOR YOUR RECORDS.

                                                                       EXHIBIT C

                            FLEMING COMPANIES, INC.

                          2002 AIM HIGH INCENTIVE PLAN

                            FLEMING COMPANIES, INC.

                          2002 AIM HIGH INCENTIVE PLAN

                               TABLE OF CONTENTS

                                                                              PAGE
                                                                              ----
ARTICLE I NAME AND PURPOSE OF PLAN..........................................   C-1
          1.1   Name of Plan................................................   C-1
          1.2   Purpose.....................................................   C-1
          1.3   Establishment...............................................   C-1
ARTICLE II DEFINITIONS......................................................   C-1
          2.1   Affiliated Entity...........................................   C-1
          2.2   Anniversary Date............................................   C-1
          2.3   Award.......................................................   C-1
          2.4   Beneficiary.................................................   C-1
          2.5   Base Salary.................................................   C-1
          2.6   Board.......................................................   C-1
          2.7   Cause.......................................................   C-2
          2.8   Change of Control Event.....................................   C-2
          2.9   Code........................................................   C-3
          2.10  Committee...................................................   C-3
          2.11  Common Stock................................................   C-3
          2.12  Company.....................................................   C-3
          2.13  Disability..................................................   C-3
          2.14  Earnings....................................................   C-3
          2.15  Earnings Per Share..........................................   C-3
          2.16  Effective Date..............................................   C-4
          2.17  Employer....................................................   C-4
          2.18  Extraordinary Charge Items..................................   C-4
          2.19  Extraordinary Revenue Items.................................   C-4
          2.20  GAAP........................................................   C-4
          2.21  Key Associate...............................................   C-4
          2.22  Participant.................................................   C-4
          2.23  Plan........................................................   C-4
          2.24  Retirement..................................................   C-4
          2.25  Sales.......................................................   C-4
          2.26  Subsidiary..................................................   C-4
          2.27  Targets.....................................................   C-4
          2.28  Year........................................................   C-4

ARTICLE III PARTICIPATION...................................................   C-4
          3.1   Selection for Participation.................................   C-4
          3.2   Relationship to Change of Control Agreements................   C-5

ARTICLE IV DETERMINATION OF AWARDS..........................................   C-5
          4.1   Determination...............................................   C-5
          4.2   Committee to Establish Targets..............................   C-5
          4.3   Maximum Award Payment.......................................   C-5

                                       (i)

                                                                              PAGE
                                                                              ----

ARTICLE V PAYMENT OF AWARDS.................................................   C-5
          5.1   Payment of Awards...........................................   C-5
                Termination of Employment Due to Death, Disability or
          5.2   Retirement..................................................   C-5
          5.3   Change of Control Event.....................................   C-6
          5.4   Forfeiture of Awards........................................   C-6
          5.5   Reduction or Elimination of Awards..........................   C-6
          5.6   Beneficiary Designation.....................................   C-6
ARTICLE VI GENERAL BENEFIT PROVISIONS.......................................   C-6
          6.1   No Trust....................................................   C-6
          6.2   Withholding for Income and Employment Taxes.................   C-6
          6.3   No Interest on Awards.......................................   C-7
          6.4   Payments by the Company, Subsidiary or Affiliated Entity....   C-7
          6.5   No Transferability..........................................   C-7
          6.6   Expenses....................................................   C-7
          6.7   No Prior Right or Offer.....................................   C-7
          6.8   Right to Continued Employment...............................   C-7
          6.9   No Part of Other Benefits...................................   C-7
ARTICLE VII PROVISIONS RELATING TO PARTICIPANTS.............................   C-7
          7.1   Information Required of Participants........................   C-7
          7.2   Benefits Payable to Incompetents............................   C-7
ARTICLE VIII ADMINISTRATION.................................................   C-7
          8.1   The Committee Shall Administer the Plan.....................   C-7
          8.2   Records and Reports.........................................   C-8
          8.3   Rules and Decisions.........................................   C-8
ARTICLE IX AMENDMENT AND TERMINATION........................................   C-8
ARTICLE X MISCELLANEOUS.....................................................   C-8
          10.1  Obligations Binding Upon Successors.........................   C-8
          10.2  Construction................................................   C-8
          10.3  Governing Law; Severability.................................   C-8
          10.4  Consent to Plan Terms.......................................   C-8
          10.5  Other Restrictions..........................................   C-8

                                       (ii)

                            FLEMING COMPANIES, INC.

                          2002 AIM HIGH INCENTIVE PLAN

     FLEMING COMPANIES, INC., an Oklahoma corporation, hereby adopts the Fleming Companies, Inc. 2002 Aim High Incentive Plan upon the following terms and conditions:

                                   ARTICLE I
                            NAME AND PURPOSE OF PLAN

     1.1 Name of Plan. This Plan shall be hereafter known as the FLEMING COMPANIES, INC. 2002 AIM HIGH INCENTIVE PLAN.

     1.2 Purpose. The purpose of the Plan is to motivate and financially reward Key Associates selected to participate in the Plan by providing the opportunity to earn a bonus if certain Targets are met. The primary goals of the Plan include: (i) improving earnings, (ii) encouraging certain key executives to remain with the Company, (iii) providing a concrete and understandable linkage between performance, rewards and share value creation for the Company's stockholders, and (iv) encouraging teamwork. The Company and the Committee intend for the Plan and the payments thereunder to qualify for the exception from Section 162(m) of the Code for "qualified performance-based compensation." The Plan is an "unfunded plan" for incentive compensation.

     1.3 Establishment. The Plan is established effective February 27, 2002 and shall terminate unless the Plan (including any amendments thereto) is reapproved by the holders of a majority of the outstanding shares of common stock of the Company, present, or represented and entitled to vote at a meeting called for such purpose no later than the first shareholder meeting that occurs in the fifth Year following the Year in which the shareholders previously approved the Plan. The Plan shall be approved by the holders of a majority of the outstanding shares of common stock of the Company, present, or represented, and entitled to vote at a meeting called for such purpose, within twelve months of the date the Board adopts the Plan. Pending approval by the shareholders, Awards under the Plan may be granted to Key Associates, but no Awards may be paid prior to and without receipt of shareholder approval. In the event shareholder approval is not obtained within such twelve-month period, all such Awards shall be void.

                                   ARTICLE II
                                  DEFINITIONS

     2.1 Affiliated Entity: The words "Affiliated Entity" means any partnership or limited liability company in which a majority of the partnership or other similar interest thereof is owned or controlled, directly or indirectly, by the Company or one or more of its Subsidiaries or Affiliated Entities or a combination thereof. For purposes hereof, the Company, a Subsidiary or an Affiliated Entity shall be deemed to have a majority ownership interest in a partnership or limited liability company if the Company, such Subsidiary or Affiliated Entity shall be allocated a majority of partnership or limited liability company gains or losses or shall be or control a managing director or a general partner of such partnership or limited liability company.

     2.2 Anniversary Date: The words "Anniversary Date" shall mean the last Saturday of December, which is end of each Year of the Company.

     2.3 Award: The word "Award" shall mean, with respect to any Participant, the amount of bonus calculated in accordance with Article IV hereof.

     2.4 Beneficiary: The word "Beneficiary" shall mean that person designated by the Participant pursuant to Section 5.6 hereof.

     2.5 Base Salary: The words "Base Salary" shall mean the Participant's annual base salary as determined by the Committee for each Year of the Plan with no adjustment for salary merit increases or any salary decreases occurring during such Year.

     2.6 Board: The word "Board" shall mean the Board of Directors of the Company.

     2.7 Cause: The word "Cause" shall mean if the Participant (i) is convicted of or pleads guilty to or enters a plea of nolo contendre to a felony,
(ii) engages in an act of personal dishonesty which is intended to result in personal enrichment of the Participant at the expense of the Company, a Subsidiary or Affiliated Entity, or (iii) "willfully" fails to follow a direct, reasonable and lawful order of the Board and/or the Chairman and Chief Executive Officer, within the reasonable scope of the Participant's duties, and such failure, if curable, is not cured within 30 days. No act, or failure to act, by the Participant shall be deemed "willful" unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that the Participant's action or omission was in the best interest of the Company, a Subsidiary or Affiliated Entity. Cause shall not exist under this Section 2.7 unless and until the Company has delivered to Participant a copy of a resolution duly adopted by not less than 3/4ths of the Board (excluding, if applicable, the Participant) at a meeting of the Board called and held for such purpose (after reasonable notice to the Participant and an opportunity for the Participant, together with his counsel, to be heard before the Board), finding that in the good faith opinion of the Board, the Participant was guilty of the conduct set forth above and specifying the particulars of such conduct in detail.

     2.8 Change of Control Event: The words "Change of Control Event" shall mean each of the following:

             (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more (the "Triggering Percentage") of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, in the event the "Incumbent Board" (as such term is hereinafter defined) pursuant to authority granted in any rights agreement to which the Company is a party (the "Rights Agreement") lowers the acquisition threshold percentages set forth in such Rights Agreement, the Triggering Percentage shall be automatically reduced to equal the threshold percentages set pursuant to authority granted to the board in the Rights Agreement; and provided, further, however, that the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses
        (x), (y), and (z) of subsection (iii) of this Section 2.8; or

             (ii) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, appointment or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for purposes of this definition, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

             (iii) Approval by the shareholders of the Company of a reorganization, share exchange, merger or consolidation or acquisition of assets of another corporation (a "Business Combination"), in each case, unless, following such Business Combination, (x) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination will beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction will own the Company through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (y) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) will beneficially own, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (z) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination will have been persons who were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

             (iv) Approval by the shareholders of the Company of (x) a complete liquidation or dissolution of the Company or, (y) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, (A) more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors will be beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) less than 20% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors will be beneficially owned, directly or indirectly, by any Person (excluding any employee benefit plan (or related trust) of the Company or such corporation), except to the extent that such Person owned 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities prior to the sale or disposition, and (C) at least a majority of the members of the board of directors of such corporation will have been persons who were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such sale or other disposition of assets of the Company.

     2.9 Code: The word "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     2.10 Committee: The word "Committee" shall mean the Compensation & Organization Committee appointed by the Board which in accordance with Article VIII herein will administer the Plan.

     2.11 Common Stock. The words "Common Stock" shall mean the common stock, par value $2.50 per share, of the Company.

     2.12 Company: The word "Company" shall mean Fleming Companies, Inc., or its successor.

     2.13 Disability: The word "Disability" shall have the same meaning set forth in the Company's Long Term Disability Plan.

     2.14 Earnings: The word "Earnings" shall mean, for the Year of determination of an Award, the consolidated gross revenues of the Company (excluding Extraordinary Revenue Items) computed in accordance with GAAP, consistently applied, from which shall be deducted an amount for such period equal to the aggregate of all consolidated costs, expenses and other charges for such period (excluding Extraordinary Charge Items) and income taxes for such period computed in accordance with GAAP, consistently applied.

     2.15 Earnings Per Share: The words "Earnings Per Share" shall mean, for the applicable Year of determination of an Award, Earnings divided by the weighted average shares outstanding for a fully diluted earnings per share calculation as determined in accordance with GAAP consistently applied.

     2.16  Effective Date:  The words "Effective Date" shall mean February 27,
2002.

     2.17 Employer: The word "Employer" shall mean the Company, any Subsidiary or an Affiliated Entity.

     2.18 Extraordinary Charge Items: The words "Extraordinary Charge Items" shall mean for the Year of determination of an Award: (i) expense items and other charges as determined extraordinary in accordance with GAAP, consistently applied, as shall appear on the consolidated earnings statements of the Company for such Year; and (ii) expense items and other charges that are unusual or non-recurring and excluded from earnings reported by external public equity analysts in First Call Research Network.

     2.19 Extraordinary Revenue Items: The words "Extraordinary Revenue Items" shall mean for the Year of determination of an Award: (i) revenue items determined as extraordinary in accordance with GAAP, consistently applied, as shall appear on the consolidated earnings statements of the Company for such Year; and (ii) revenue items that are unusual or non-recurring and excluded from earnings reported by external public equity analysts in First Call Research Network.

     2.20  GAAP:  "GAAP" shall mean Generally Accepted Accounting Principles.

     2.21 Key Associate: The words "Key Associate" shall mean any full time employee of the Company, a Subsidiary or Affiliated Entity who holds the position of Chairman, Chief Executive Officer, President, Executive Vice President, Senior Vice President or Vice President or any other associate who is an officer or key management associate of the Company, a Subsidiary or Affiliated Entity.

     2.22 Participant: The word "Participant" shall mean a Key Associate who has been selected for participation in the Plan by the Committee.

     2.23 Plan: The word "Plan" shall mean the "Fleming Companies, Inc. 2002 Aim High Incentive Plan" as set forth in this instrument, and as hereafter amended from time to time.

     2.24 Retirement: The word "Retirement" means the date that a Participant terminates employment in accordance with the Company's retirement policy after
(i) attaining the age of at least 55 years and (ii) earning at least 10 years of employment service. Years of employment service will be determined by the Committee in their sole discretion on a reasonable and consistent basis for all Participants.

     2.25 Sales: The word "Sales" shall mean for the Year of determination of an Award (i) minus (ii) where (i) is consolidated net sales of the Company as determined in accordance with GAAP consistently applied and (ii) is the sum of amounts included in (i) that represent bill-through sales, selected drop ship sales, selected direct store delivery sales, fees charged customers, transportation related fees and revenues, and miscellaneous revenues and income.

     2.26 Subsidiary: The word "Subsidiary" shall mean any corporation consolidated with Company under GAAP.

     2.27 Targets: The word "Targets" shall mean those performance goals established each Year by the Committee which require predetermined levels of Earnings Per Share, Sales and Earnings be met before an Award will be earned and payable. Targets for Sales and Earnings will consist of a threshold Target, middle Target and maximum Target.

     2.28  Year:  The word "Year" shall mean the fiscal year of the Company.

                                  ARTICLE III
                                 PARTICIPATION

     3.1 Selection for Participation. A Key Associate must be selected by the Committee to be a Participant. Selection for participation will be based on criteria determined by the Committee, which may include the Key Associate's overall job level and ability to impact financial results of the Company, any Subsidiary or Affiliated Entity. The Committee may add or remove Key Associates from the group of Participants at any time during each Year in its sole discretion. However, if a Change of Control Event occurs, the Committee may not remove a Participant from the Plan prior to payment of the Award for the Year in which the Change of Control Event occurs. Unless the Committee determines to the contrary, or as otherwise provided in this Plan, any Participant whose employment with the Company, a Subsidiary or an Affiliated Entity is terminated for any reason other than death, Disability, or Retirement shall not participate in the Plan for the Year of termination.

     3.2 Relationship to Change of Control Agreements. If a Participant is a party to an employment agreement with the Company which is effective upon a "change of control" as such term is defined in the agreement (the "Change of Control Agreement"), any provision of this Plan which would result in a loss or reduction of an Award shall be subject to and superseded by the applicable provisions of the Change of Control Agreement.

                                   ARTICLE IV
                            DETERMINATION OF AWARDS

     4.1  Determination.

          (i) Award. For each Year, the Committee will determine the amount of each Participant's Award and shall select a designated percentage of the Participant's Base Salary which will be the middle Target level amount which may be earned as an Award for such Year. The designated percentage of Base Salary may vary among the Participants. Awards will be determined by performance of the Company based on Earnings Per Share, Sales and Earnings. The Committee shall select the applicable Targets for each Year. The Targets established for a Year shall apply to all Participants.

          (ii) Calculation of Award. For any Participant to be entitled to an Award, the Target level of Earnings Per Share for the applicable Year first must be attained or exceeded. Once the Target for Earnings Per Share for such Year has been achieved, then the Award will be weighted based on Sales and Earnings, as such weighting is determined each Year by the Committee.

     4.2 Committee to Establish Targets. The Committee in its sole and absolute discretion shall establish the Targets for each Year as well as any threshold level, middle level and maximum level within each Target. If the actual results for Sales or Earnings for a Year are between specified Target levels, the Committee shall interpolate the value of any Award on an arithmetic proportionate basis between such Targets. The determination of the Targets for one Year may or may not be applicable for any following Year. Further, it is the intent of the Company and the Committee that this Plan, the Awards and the Targets satisfy the requirements of Section 162(m) of the Code. Accordingly, the Committee will makes its determination as to the Targets and all other applicable provisions of the Plan as are necessary in order to attempt to have the Plan, the Awards and the Targets meet the requirements of Section 162(m) of the Code.

     4.3 Maximum Award Payment. Notwithstanding any other provision of the Plan to the contrary, the maximum dollar amount of an Award which may be paid to any Participant for any Year shall be $3,000,000.

                                   ARTICLE V
                               PAYMENT OF AWARDS

     5.1 Payment of Awards. Payment of Awards shall be made in cash as soon as practicable after the Committee determines that the Award has been earned for the Year unless payment of such Award is deferred pursuant to a non-qualified deferred compensation plan adopted by the Company in which case payment will be made as provided in such plan.

     5.2 Termination of Employment Due to Death, Disability or Retirement. In the event of the death, Disability or Retirement of a Participant prior to the payment date of his Award, any Award which would otherwise have been paid for such Year assuming the Participant continued in the employ of the Employer for such Year, will be prorated based on the number of completed months of employment during such Year of death, Disability or Retirement; and, payment will be made in accordance with the terms of this Plan.

     5.3 Change of Control Event. In the event of the occurrence of a Change of Control Event and the Participant's employment is involuntarily terminated without Cause prior to the payment date of his Award, the Participant shall be entitled to payment of an Award for such Year. The Award will be calculated based upon the assumption that (i) the middle level Target was achieved (regardless of whether specified targets are met), and (ii) the Participant continued in the employ of the Employer for such Year. The Award will be prorated based upon the number of completed months of employment during such Year. In addition, upon the occurrence of a Change of Control Event, this Plan shall be continued for a period of 24 months following the date of such Change of Control Event. During such continuation period, Award opportunities for Participants in the Plan immediately prior to the date of the Change of Control Event shall not be diminished and the Plan shall otherwise be operated in a manner that is consistent with the manner in which the Plan has been operated during the period immediately prior to the occurrence of a Change of Control Event.

     5.4  Forfeiture of Awards.  Except as otherwise provided in Section 3.2 and
Section 5.3 or unless the Committee otherwise determines, if a Participant's employment with the Company is terminated prior to the date of payment of his Award for any reason other than death, Disability or Retirement, the Participant, his Beneficiary and any other person will forfeit any interest which the Participant had in the Award. However, transfers between the Company and any Subsidiary or Affiliate shall not be deemed to be a termination of employment which will result in forfeiture of an Award.

     5.5 Reduction or Elimination of Awards. Prior to a Change of Control Event, the Committee has the right, in its sole and absolute discretion, to reduce or eliminate any Award to any Participant in the event the Committee determines that amounts to be paid under the Award are excessive or are not warranted. Until an Award is paid, no Participant, his Beneficiary or any other person shall have any vested right or interest in such Award. While the Committee has the right to eliminate or reduce any Award, the Committee does not have the right to increase an Award or change the Targets which have been set for a particular Year. Subsequent to a Change of Control Event, the Committee cannot reduce or eliminate a Participant's Award for the Year in which the Change of Control Event occurs.

     5.6 Beneficiary Designation. In the event of the death of a Participant, the Participant's Award, if earned as provided in Articles III and IV above, shall be paid to the Beneficiary designated by the Participant on a form provided by the Committee, who is (i) an individual or a trust established for the benefit of an individual, and (ii) living on the date of the Participant's death. If there is no Beneficiary then living, the benefit will be paid to the estate of the Participant in the form of a single lump sum. While a Participant is employed by the Employer, the Participant may change his Beneficiary by delivering to the Committee a properly executed form designating a new Beneficiary.

                                   ARTICLE VI
                           GENERAL BENEFIT PROVISIONS

     6.1 No Trust. No action under this Plan by the Company, its Board or the Committee shall be construed as creating a trust, escrow or other secured or segregated fund in favor of the Participant or any other persons otherwise entitled to his Award. The status of the Participant and any other person entitled to his Award with respect to any liabilities assumed by the Company, any Subsidiary or Affiliated Entity hereunder shall be solely those of unsecured creditors of the Company, Subsidiary or Affiliated Entity. Any asset acquired or held by the Company, any Subsidiary or Affiliated Entity in connection with liabilities assumed by it hereunder, shall not be deemed to be held under any trust, escrow or other secured or segregated fund for the benefit of the Participant or any other person entitled to his Award or to be security for the performance of the obligations of the Company, any Subsidiary or Affiliated Entity (who is the employer of the Participant), but shall be, and remain, a general, unpledged, unrestricted asset of the Company, such Subsidiary or Affiliated Entity (who is the employer of the Participant) at all times subject to the claims of general creditors of the Company, and such Subsidiary or Affiliated Entity.

     6.2 Withholding for Income and Employment Taxes. Since all amounts to be paid under the Plan to a Participant are to be considered as compensation paid for services rendered by the Participant, the Company shall comply with all federal and state laws and regulations respecting the withholding, deposit and payment of any income, employment or other taxes relating to the Award and any payments made under this Plan, and all Awards shall be subject to and reduced by the amount of such taxes.

     6.3 No Interest on Awards. Awards to be paid hereunder will be paid without interest or investment earnings of any kind whatsoever.

     6.4 Payments by the Company, Subsidiary or Affiliated Entity. The payments required to fund the cost of the Awards provided by the Plan shall be made solely by the Company, any Subsidiary or Affiliated Entity whose Key Associates are participating in the Plan from its general assets.

     6.5 No Transferability. No right or benefit under this Plan shall be subject in any manner to garnishment, attachment, anticipation, alienation, sale, transfer, assignment, gift, pledge, encumbrance, or disposition, hypothecation, levy, execution or the claim to creditors, either voluntarily or involuntarily of the Participant, and any attempt to so garnish, attach, anticipate, alienate, sell, transfer, assign, gift, pledge, encumber, dispose, hypothecate, levy or execute on the same shall be null and void, and neither shall such benefits or beneficial interest be liable or subject to the debts, contracts, liabilities, engagements or torts of any person to whom such funds are payable.

     6.6 Expenses. All expenses and costs in connection with adoption and administration of the Plan shall be borne by the Company.

     6.7 No Prior Right or Offer. No Key Associate shall have any contractual or other right to participate in the Plan until he is selected for participation by the Committee. No Award to any Participant in any Year shall be deemed to create a right to receive any Award or to participate in the Plan in any subsequent Year.

     6.8 Right to Continued Employment. Participation in the Plan shall not give any Key Associate any right to remain in the employ of the Company, any Subsidiary, or any Affiliated Entity. The Company or, in the case of employment with a Subsidiary or an Affiliated Entity, the Subsidiary or Affiliated Entity reserves the right to terminate any Key Associate at any time. Further, the adoption of this Plan shall not be deemed to give any Key Associate or any other individual any right to be selected as a Participant or to be granted an Award.

     6.9 No Part of Other Benefits. The benefits provided in this Plan shall not be deemed a part of or considered in calculating any other benefit provided by the Company, any Subsidiary or Affiliated Entity to its Key Associates except to the extent a Participant has elected to defer the receipt of his Award under a non-qualified deferred compensation plan sponsored by the Company, a Subsidiary or an Affiliated Entity. The Company assumes and shall have no obligation to Participants except as expressly provided in the Plan. This Plan is a complete statement of the terms and conditions of the Plan.

                                  ARTICLE VII
                      PROVISIONS RELATING TO PARTICIPANTS

     7.1 Information Required of Participants. Payment of Awards shall be made as provided in this Plan and no formal claim shall be required therefor.

     7.2 Benefits Payable to Incompetents. Any benefits payable hereunder to a minor or other person under legal disability may be made, at the discretion of the Committee, (i) directly to such person, or (ii) to a parent, spouse, relative by blood or marriage, or the legal representative of such person. The Committee shall not be required to see to the application of any such payment, and the payee's receipt shall be a full and final discharge of the Committee's responsibility hereunder.

                                  ARTICLE VIII
                                 ADMINISTRATION

     8.1 The Committee Shall Administer the Plan. A member of the Committee may not be eligible to become a Participant in the Plan. Subject to the applicable provisions of the Plan, the Committee shall have the power where consistent with the general purpose and intent of the Plan to (i) establish Targets,

(ii) modify the requirements of the Plan to conform with the law or to meet special circumstances not anticipated or covered in the Plan, (iii) suspend or discontinue the Plan, (iv) establish policies, (v) prepare agreements evidencing the grant and conditions of the Award and (vi) adopt rules and regulations and prescribe forms for carrying out the purposes and provisions of the Plan. The Committee shall have the authority to interpret and construe the Plan, and determine all questions arising under the Plan in its sole discretion. Any interpretation, decision or determination made by the Committee shall be final, binding and conclusive. A majority of the Committee shall constitute a quorum, and an act of the majority of the members present at any meeting at which a quorum is present shall be the act of the Committee.

     8.2 Records and Reports. The Committee shall exercise such authority and responsibility as it deems appropriate in order to comply with governmental laws and regulations.

     8.3 Rules and Decisions. The Committee may adopt such rules as it deems necessary, desirable, or appropriate. When making a determination or calculation, the Committee shall be entitled to rely upon information furnished by a Participant, the Employer, the accountants of the Company or the legal counsel of the Company.

                                   ARTICLE IX
                           AMENDMENT AND TERMINATION

     Except as herein provided, the Committee may alter, suspend or terminate the Plan at any time. Any such alteration, amendment, suspension or termination of the Plan shall be prospective only. Provided, the foregoing notwithstanding, the Committee may make any amendment necessary in order for the Plan to meet the requirements of Section 162(m) of the Code for qualified performance-based compensation. Provided further, this Plan may not be amended or terminated within 24 months of a Change of Control Event without the consent of the Participants in the Plan.

                                   ARTICLE X
                                 MISCELLANEOUS

     10.1 Obligations Binding Upon Successors. The obligations of the Company under this Plan shall be binding upon successors of the Company, its assigns and transferees. The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume expressly and agree to perform the obligations under this Plan in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. As used in this Plan, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets which assumes and agrees to perform this Plan by operation of law, or otherwise.

     10.2 Construction. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the Sections in the Plan are for the convenience of reference only, and in the event of any conflict, the text of the Plan rather than such title or heading shall control.

     10.3 Governing Law; Severability. The validity of the Plan or any of its provisions shall be construed, administered and governed in all respects under the laws of the State of Texas. If any provisions of this instrument shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions shall continue to be fully effective.

     10.4 Consent to Plan Terms. By electing to participate in this Plan, a Participant shall be deemed conclusively to accept and consent to all the terms of this Plan and to all actions and decisions of the Company, the Board and/or Committee. Such terms and consent shall apply to and be binding upon each Participant's Beneficiary or Beneficiaries, personal representative's and other successors in interest.

     10.5 Other Restrictions. The Committee shall be entitled to place such other restrictions on a Participant's Award as it deems necessary and in the best interests of the Company. Such restrictions may, by way of example but not limitation, include noncompete, nonsolicitation and confidentiality provisions.

                                                                       EXHIBIT D

                            FLEMING COMPANIES, INC.

                       2002 AIM HIGH PLUS INCENTIVE PLAN

                            FLEMING COMPANIES, INC.

                       2002 AIM HIGH PLUS INCENTIVE PLAN

                               TABLE OF CONTENTS

                                                                              PAGE
                                                                              ----
ARTICLE I NAME AND PURPOSE OF PLAN..........................................   D-1
          1.1   Name of Plan................................................   D-1
          1.2   Purpose.....................................................   D-1
          1.3   Establishment...............................................   D-1
          1.4   Shares Subject to the Plan..................................   D-1
ARTICLE II DEFINITIONS......................................................   D-1
          2.1   Affiliated Entity...........................................   D-1
          2.2   Anniversary Date............................................   D-1
          2.3   Award.......................................................   D-1
          2.4   Beneficiary.................................................   D-1
          2.5   Base Salary.................................................   D-1
          2.6   Board.......................................................   D-2
          2.7   Cause.......................................................   D-2
          2.8   Change of Control Event.....................................   D-2
          2.9   Code........................................................   D-3
          2.10  Committee...................................................   D-3
          2.11  Common Stock................................................   D-3
          2.12  Company.....................................................   D-3
          2.13  Disability..................................................   D-3
          2.14  Earnings....................................................   D-3
          2.15  Earnings Per Share..........................................   D-3
          2.16  Effective Date..............................................   D-3
          2.17  Employer....................................................   D-4
          2.18  Extraordinary Charge Items..................................   D-4
          2.19  Extraordinary Revenue Items.................................   D-4
          2.20  Fair Market Value...........................................   D-4
          2.21  GAAP........................................................   D-4
          2.22  Key Associate...............................................   D-4
          2.23  Participant.................................................   D-4
          2.24  Plan........................................................   D-4
          2.25  Retirement..................................................   D-4
          2.26  Sales.......................................................   D-4
          2.27  Subsidiary..................................................   D-4
          2.28  Targets.....................................................   D-4
          2.29  Year........................................................   D-4

ARTICLE III PARTICIPATION...................................................   D-5
          3.1   Selection for Participation.................................   D-5
          3.2   Relationship to Change of Control Agreements................   D-5

ARTICLE IV DETERMINATION OF AWARDS..........................................   D-5
          4.1   Determination...............................................   D-5
          4.2   Committee to Establish Targets..............................   D-5
          4.3   Maximum Award Payment.......................................   D-5

                                       (i)

                                                                              PAGE
                                                                              ----

ARTICLE V PAYMENT OF AWARDS.................................................   D-6
          5.1   Date of Payment of Awards...................................   D-6
          5.2   Form of Payment of Award....................................   D-6
                Termination of Employment Due to Death, Disability or
          5.3   Retirement..................................................   D-6
          5.4   Change of Control Event.....................................   D-6
          5.5   Forfeiture of Awards........................................   D-6
          5.6   Reduction or Elimination of Awards..........................   D-6
          5.7   Beneficiary Designation.....................................   D-6

ARTICLE VI GENERAL BENEFIT PROVISIONS.......................................   D-7
          6.1   No Trust....................................................   D-7
          6.2   Withholding for Income and Employment Taxes.................   D-7
          6.3   No Interest on Awards.......................................   D-7
          6.4   Payments by the Company, Subsidiary or Affiliated Entity....   D-7
          6.5   No Transferability..........................................   D-7
          6.6   Expenses....................................................   D-7
          6.7   No Prior Right or Offer.....................................   D-7
          6.8   Right to Continued Employment...............................   D-7
          6.9   No Part of Other Benefits...................................   D-7

ARTICLE VII PROVISIONS RELATING TO PARTICIPANTS.............................   D-8
          7.1   Information Required of Participants........................   D-8
          7.2   Benefits Payable to Incompetents............................   D-8

ARTICLE VIII ADMINISTRATION.................................................   D-8
          8.1   The Committee Shall Administer the Plan.....................   D-8
          8.2   Records and Reports.........................................   D-8
          8.3   Rules and Decisions.........................................   D-8

ARTICLE IX AMENDMENT AND TERMINATION........................................   D-8

ARTICLE X MISCELLANEOUS.....................................................   D-9
          10.1  Obligations Binding Upon Successors.........................   D-9
          10.2  Construction................................................   D-9
          10.3  Governing Law; Severability.................................   D-9
          10.4  Consent to Plan Terms.......................................   D-9
          10.5  Other Restrictions..........................................   D-9

                                       (ii)

                            FLEMING COMPANIES, INC.

                       2002 AIM HIGH PLUS INCENTIVE PLAN

     FLEMING COMPANIES, INC., an Oklahoma corporation, hereby adopts the Fleming Companies, Inc. 2002 Aim High Plus Incentive Plan upon the following terms and conditions:

                                   ARTICLE I
                            NAME AND PURPOSE OF PLAN

     1.1 Name of Plan. This Plan shall be hereafter known as the FLEMING COMPANIES, INC. 2002 AIM HIGH PLUS INCENTIVE PLAN.

     1.2 Purpose. The purpose of the Plan is to motivate and financially reward Key Associates selected to participate in the Plan by providing the opportunity to earn a bonus if certain Targets are met. The primary goals of the Plan include: (i) improving earnings, (ii) encouraging certain key executives to remain with the Company, (iii) providing a concrete and understandable linkage between performance, rewards and share value creation for the Company's stockholders, and (iv) encouraging teamwork. The Company and the Committee intend for the Plan and the payments thereunder to qualify for the exception from Section 162(m) of the Code for "qualified performance-based compensation." The Plan is an "unfunded plan" for incentive compensation.

     1.3 Establishment. The Plan is established effective February 27, 2002 and shall terminate unless the Plan (including any amendments thereto) is reapproved by the holders of a majority of the outstanding shares of common stock of the Company, present, or represented and entitled to vote at a meeting called for such purpose no later than the first shareholder meeting that occurs in the fifth Year following the Year in which the shareholders previously approved the Plan. The Plan shall be approved by the holders of a majority of the outstanding shares of common stock of the Company, present, or represented, and entitled to vote at a meeting called for such purpose, within twelve months of the date the Board adopts the Plan. Pending approval by the shareholders, Awards under the Plan may be granted to Key Associates, but no Awards may be paid prior to and without receipt of shareholder approval. In the event shareholder approval is not obtained within such twelve-month period, all such Awards shall be void.

     1.4 Shares Subject to the Plan. The maximum number of shares of Common Stock that may be paid under the Plan for all Years shall be 750,000 shares of Common Stock.

                                   ARTICLE II
                                  DEFINITIONS

     2.1 Affiliated Entity: The words "Affiliated Entity" means any partnership or limited liability company in which a majority of the partnership or other similar interest thereof is owned or controlled, directly or indirectly, by the Company or one or more of its Subsidiaries or Affiliated Entities or a combination thereof. For purposes hereof, the Company, a Subsidiary or an Affiliated Entity shall be deemed to have a majority ownership interest in a partnership or limited liability company if the Company, such Subsidiary or Affiliated Entity shall be allocated a majority of partnership or limited liability company gains or losses or shall be or control a managing director or a general partner of such partnership or limited liability company.

     2.2 Anniversary Date: The words "Anniversary Date" shall mean the last Saturday of December, which is end of each Year of the Company.

     2.3 Award: The word "Award" shall mean, with respect to any Participant, the amount of bonus calculated in accordance with Article IV hereof.

     2.4 Beneficiary: The word "Beneficiary" shall mean that person designated by the Participant pursuant to Section 5.7 hereof.

     2.5 Base Salary: The words "Base Salary" shall mean the Participant's annual base salary as determined by the Committee for each Year of the Plan with no adjustment for salary merit increases or any salary decreases occurring during such Year.

     2.6 Board: The word "Board" shall mean the Board of Directors of the Company.

     2.7 Cause: The word "Cause" shall mean if the Participant (i) is convicted of or pleads guilty to or enters a plea of nolo contendre to a felony,
(ii) engages in an act of personal dishonesty which is intended to result in personal enrichment of the Participant at the expense of the Company, a Subsidiary or Affiliated Entity, or (iii) "willfully" fails to follow a direct, reasonable and lawful order of the Board and/or the Chairman and Chief Executive Officer, within the reasonable scope of the Participant's duties, and such failure, if curable, is not cured within 30 days. No act, or failure to act, by the Participant shall be deemed "willful" unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that the Participant's action or omission was in the best interest of the Company, a Subsidiary or Affiliated Entity. Cause shall not exist under this Section 2.7 unless and until the Company has delivered to Participant a copy of a resolution duly adopted by not less than 3/4ths of the Board (excluding, if applicable, the Participant) at a meeting of the Board called and held for such purpose (after reasonable notice to the Participant and an opportunity for the Participant, together with his counsel, to be heard before the Board), finding that in the good faith opinion of the Board, the Participant was guilty of the conduct set forth above and specifying the particulars of such conduct in detail.

     2.8 Change of Control Event: The words "Change of Control Event" shall mean each of the following:

          The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more (the "Triggering Percentage") of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, in the event the "Incumbent Board" (as such term is hereinafter defined) pursuant to authority granted in any rights agreement to which the Company is a party (the "Rights Agreement") lowers the acquisition threshold percentages set forth in such Rights Agreement, the Triggering Percentage shall be automatically reduced to equal the threshold percentages set pursuant to authority granted to the board in the Rights Agreement; and provided, further, however, that the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (x), (y), and (z) of subsection (iii) of this Section 2.8; or

          Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, appointment or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for purposes of this definition, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

          Approval by the shareholders of the Company of a reorganization, share exchange, merger or consolidation or acquisition of assets of another corporation (a "Business Combination"), in each case, unless, following such Business Combination, (x) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination will beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction will own the Company through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (y) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) will beneficially own, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (z) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination will have been persons who were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

          Approval by the shareholders of the Company of (x) a complete liquidation or dissolution of the Company or, (y) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, (A) more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors will be beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) less than 20% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors will be beneficially owned, directly or indirectly, by any Person (excluding any employee benefit plan (or related trust) of the Company or such corporation), except to the extent that such Person owned 20% or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities prior to the sale or disposition, and (C) at least a majority of the members of the board of directors of such corporation will have been persons who were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such sale or other disposition of assets of the Company.

     2.9 Code: The word "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     2.10 Committee: The word "Committee" shall mean the Compensation & Organization Committee appointed by the Board which in accordance with Article VIII herein will administer the Plan.

     2.11 Common Stock: The words "Common Stock" shall mean the common stock, par value $2.50 per share, of the Company.

     2.12 Company: The word "Company" shall mean Fleming Companies, Inc., or its successor.

     2.13 Disability: The word "Disability" shall have the same meaning set forth in the Company's Long Term Disability Plan.

     2.14 Earnings: The word "Earnings" shall mean, for the Year of determination of an Award, the consolidated gross revenues of the Company (excluding Extraordinary Revenue Items) computed in accordance with GAAP, consistently applied, from which shall be deducted an amount for such period equal to the aggregate of all consolidated costs, expenses and other charges for such period (excluding Extraordinary Charge Items) and income taxes for such period computed in accordance with GAAP, consistently applied.

     2.15 Earnings Per Share: The words "Earnings Per Share" shall mean, for the applicable Year of determination of an Award, Earnings divided by the weighted average shares outstanding for a fully diluted earnings per share calculation as determined in accordance with GAAP consistently applied.

     2.16  Effective Date:  The words "Effective Date" shall mean February 27,
2002.

     2.17 Employer: The word "Employer" shall mean the Company, any Subsidiary or an Affiliated Entity.

     2.18 Extraordinary Charge Items: The words "Extraordinary Charge Items" shall mean for the Year of determination of an Award: (i) expense items and other charges as determined extraordinary in accordance with GAAP, consistently applied, as shall appear on the consolidated earnings statements of the Company for such Year; and (ii) expense items and other charges that are unusual or non-recurring and excluded from earnings reported by external public equity analysts in First Call Research Network.

     2.19 Extraordinary Revenue Items: The words "Extraordinary Revenue Items" shall mean for the Year of determination of an Award: (i) revenue items determined as extraordinary in accordance with GAAP, consistently applied, as shall appear on the consolidated earnings statements of the Company for such Year; and (ii) revenue items that are unusual or non-recurring and excluded from earnings reported by external public equity analysts in First Call Research Network.

     2.20 Fair Market Value: The words "Fair Market Value" shall mean (A) during such time as the Common Stock is listed upon the New York Stock Exchange or other exchanges or the NASDAQ/ National Market System, the average of the highest and lowest sales prices of the Common Stock as reported by such stock exchange or exchanges or the NASDAQ/National Market System on the day for which such value is to be determined, or if no sale of the Common Stock shall have been made on any such stock exchange or the NASDAQ/National Market System that day, on the next preceding day on which there was a sale of such Common Stock or
(B) during any such time as the Common Stock is not listed upon an established stock exchange or the NASDAQ/ National Market System, the mean between dealer "bid" and "ask" prices of the Common Stock in the over-the-counter market on the day for which such value is to be determined, as reported by the National Association of Securities Dealers, Inc.

     2.21  GAAP:  "GAAP" shall mean Generally Accepted Accounting Principles.

     2.22 Key Associate: The words "Key Associate" shall mean any full time employee of the Company, a Subsidiary or Affiliated Entity who holds the position of Chairman, Chief Executive Officer, President, Executive Vice President, Senior Vice President or Vice President or any other associate who is an officer or key management associate of the Company, a Subsidiary or Affiliated Entity.

     2.23 Participant: The word "Participant" shall mean a Key Associate who has been selected for participation in the Plan by the Committee.

     2.24 Plan: The word "Plan" shall mean the "Fleming Companies, Inc. 2002 Aim High Plus Incentive Plan" as set forth in this instrument, and as hereafter amended from time to time.

     2.25 Retirement: The word "Retirement" means the date that a Participant terminates employment in accordance with the Company's retirement policy after
(i) attaining the age of at least 55 years and (ii) earning at least 10 years of employment service. Years of employment service will be determined by the Committee in their sole discretion on a reasonable and consistent basis for all Participants.

     2.26 Sales: The word "Sales" shall mean for the Year of determination of an Award (i) minus (ii) where (i) is consolidated net sales of the Company as determined in accordance with GAAP consistently applied and (ii) is the sum of amounts included in (i) that represent bill-through sales, selected drop ship sales, selected direct store delivery sales, fees charged customers, transportation related fees and revenues, and miscellaneous revenues and income.

     2.27 Subsidiary: The word "Subsidiary" shall mean any corporation consolidated with Company under GAAP.

     2.28 Targets: The word "Targets" shall mean those performance goals established each Year by the Committee which require predetermined levels of Earnings Per Share, Sales and Earnings be met before an Award will be earned and payable. Targets for Sales and Earnings will consist of a threshold Target, middle Target and maximum Target.

     2.29  Year:  The word "Year" shall mean the fiscal year of the Company.

                                  ARTICLE III
                                 PARTICIPATION

     3.1 Selection for Participation. A Key Associate must be selected by the Committee to be a Participant. Selection for participation will be based on criteria determined by the Committee, which may include the Key Associate's overall job level and ability to impact financial results of the Company, any Subsidiary or Affiliated Entity. The Committee may add or remove Key Associates from the group of Participants at any time during each Year in its sole discretion. However, if a Change of Control Event occurs, the Committee may not remove a Participant from the Plan prior to payment of the Award for the Year in which the Change of Control Event occurs. Unless the Committee determines to the contrary, or as otherwise provided in this Plan, any Participant whose employment with the Company, a Subsidiary or an Affiliated Entity is terminated for any reason other than death, Disability, or Retirement shall not participate in the Plan for the Year of termination.

     3.2 Relationship to Change of Control Agreements. If a Participant is a party to an employment agreement with the Company which is effective upon a "change of control" as such term is defined in the agreement (the "Change of Control Agreement"), any provision of this Plan which would result in a loss or reduction of an Award shall be subject to and superseded by the applicable provisions of the Change of Control Agreement.

                                   ARTICLE IV
                            DETERMINATION OF AWARDS

     4.1  Determination.

          (i) Award. For each Year, the Committee will determine the amount of each Participant's Award and shall select a designated percentage of the Participant's Base Salary which will be the middle Target level amount which may be earned as an Award for such Year. The designated percentage of Base Salary may vary among the Participants. Awards will be determined by performance of the Company based on Earnings Per Share, Sales and Earnings. The Committee shall select the applicable Targets for each Year. The Targets established for a Year shall apply to all Participants.

          (ii) Calculation of Award. For any Participant to be entitled to an Award, the Target level of Earnings Per Share for the applicable Year first must be attained or exceeded. Once the Target for Earnings Per Share for such Year has been achieved, then the Award will be weighted based on Sales and Earnings, as such weighting is determined each Year by the Committee.

     4.2 Committee to Establish Targets. The Committee in its sole and absolute discretion shall establish the Targets for each Year as well as any threshold level, middle level and maximum level within each Target. If the actual results for Sales or Earnings for a Year are between specified Target levels, the Committee shall interpolate the value of any Award on an arithmetic proportionate basis between such Targets. The determination of the Targets for one Year may or may not be applicable for any following Year. Further, it is the intent of the Company and the Committee that this Plan, the Awards and the Targets satisfy the requirements of Section 162(m) of the Code. Accordingly, the Committee will makes its determination as to the Targets and all other applicable provisions of the Plan as are necessary in order to attempt to have the Plan, the Awards and the Targets meet the requirements of Section 162(m) of the Code.

     4.3 Maximum Award Payment. Notwithstanding any other provision of the Plan to the contrary, the maximum dollar amount of an Award which may be paid to any Participant under the Plan for any Year shall be $2,000,000.

                                   ARTICLE V
                               PAYMENT OF AWARDS

     5.1 Date of Payment of Awards. Payment of Awards shall be made as soon as practicable after the Committee determines that the Award has been earned for the Year unless payment of such Award is deferred to a non-qualified deferred compensation plan adopted by the Company in which case payment will be made as provided in such plan.

     5.2 Form of Payment of Award. Payment of Awards shall be made in the form of Common Stock issued in the name of the Participant, or his/her Beneficiary in the case of death. The number of shares to be distributed under an Award shall be determined by dividing the Award earned by the Fair Market Value of the Common Stock on the date the Committee makes a final determination under Section
5.1 above, that the Award has been earned for the applicable Year. If payment is deferred as provided in Section 5.1, then the same calculation will be made to determine the number of shares of Common Stock which may be deferred under a non-qualified deferred compensation plan sponsored by the Company, a Subsidiary or an Affiliated Entity.

     5.3 Termination of Employment Due to Death, Disability or Retirement. In the event of the death, Disability or Retirement of a Participant prior to the payment date of his Award, any Award which would otherwise have been paid for such Year assuming the Participant continued in the employ of the Employer for such Year, will be prorated based on the number of completed months of employment during such Year of death, Disability or Retirement; and, payment will be made in accordance with the terms of this Plan.

     5.4 Change of Control Event. In the event of the occurrence of a Change of Control Event and the Participant's employment is involuntarily terminated without Cause prior to the payment date of his Award, the Participant shall be entitled to payment of an Award for such Year. The Award will be calculated based upon the assumption that (i) the middle level Target was achieved (regardless of whether specified targets are met), and (ii) the Participant continued in the employ of the Employer for such Year. The Award will be prorated based upon the number of completed months of employment during such Year. In addition, upon the occurrence of a Change of Control Event, this Plan shall be continued for a period of 24 months following the date of such Change of Control Event. During such continuation period, Award opportunities for Participants in the Plan immediately prior to the date of the Change of Control Event shall not be diminished and the Plan shall otherwise be operated in a manner that is consistent with the manner in which the Plan has been operated during the period immediately prior to the occurrence of a Change of Control Event.

     5.5  Forfeiture of Awards.  Except as provided in Section 3.2 and Section
5.3 or unless the Committee otherwise determines, if a Participant's employment with the Company is terminated prior to the date of payment of his Award for any reason other than death, Disability or Retirement, the Participant, his Beneficiary and any other person will forfeit any interest which the Participant had in the Award. However, transfers between the Company and any Subsidiary or Affiliate shall not be deemed to be a termination of employment which will result in forfeiture of an Award.

     5.6 Reduction or Elimination of Awards. Prior to a Change of Control Event, the Committee has the right, in its sole and absolute discretion, to reduce or eliminate any Award to any Participant in the event the Committee determines that amounts to be paid under the Award are excessive or are not warranted. Until an Award is paid, no Participant, his Beneficiary or any other person shall have any vested right or interest in such Award. While the Committee has the right to eliminate or reduce any Award, the Committee does not have the right to increase an Award or change the Targets which have been set for a particular Year. Subsequent to a Change of Control Event, the Committee cannot reduce or eliminate a Participant's Award for the Year in which the Change of Control Event occurs.

     5.7 Beneficiary Designation. In the event of the death of a Participant, the Participant's Award, if earned as provided in Articles III and IV above, shall be paid to the Beneficiary designated by the Participant on a form provided by the Committee, who is (i) an individual or a trust established for the benefit of an individual, and (ii) living on the date of the Participant's death. If there is no Beneficiary then living, the benefit will be paid to the estate of the Participant in the form of a single lump sum. While a Participant is employed by the Employer, the Participant may change his Beneficiary by delivering to the Committee a properly executed form designating a new Beneficiary.

                                   ARTICLE VI
                           GENERAL BENEFIT PROVISIONS

     6.1 No Trust. No action under this Plan by the Company, its Board or the Committee shall be construed as creating a trust, escrow or other secured or segregated fund in favor of the Participant or any other persons otherwise entitled to his Award. The status of the Participant and any other person entitled to his Award with respect to any liabilities assumed by the Company, any Subsidiary or Affiliated Entity hereunder shall be solely those of unsecured creditors of the Company, Subsidiary or Affiliated Entity. Any asset acquired or held by the Company, any Subsidiary or Affiliated Entity in connection with liabilities assumed by it hereunder, shall not be deemed to be held under any trust, escrow or other secured or segregated fund for the benefit of the Participant or any other person entitled to his Award or to be security for the performance of the obligations of the Company, any Subsidiary or Affiliated Entity (who is the employer of the Participant), but shall be, and remain, a general, unpledged, unrestricted asset of the Company, such Subsidiary or Affiliated Entity (who is the employer of the Participant) at all times subject to the claims of general creditors of the Company, and such Subsidiary or Affiliated Entity.

     6.2 Withholding for Income and Employment Taxes. Since all amounts to be paid under the Plan to a Participant are to be considered as compensation paid for services rendered by the Participant, the Company shall comply with all federal and state laws and regulations respecting the withholding, deposit and payment of any income, employment or other taxes relating to the Award and any payments made under this Plan.

     6.3 No Interest on Awards. Awards to be paid hereunder will be paid without interest or investment earnings of any kind whatsoever.

     6.4 Payments by the Company, Subsidiary or Affiliated Entity. The payments required to fund the cost of the Awards provided by the Plan shall be made solely by the Company, any Subsidiary or Affiliated Entity whose Key Associates are participating in the Plan from its general assets.

     6.5 No Transferability. No right or benefit under this Plan shall be subject in any manner to garnishment, attachment, anticipation, alienation, sale, transfer, assignment, gift, pledge, encumbrance, or disposition, hypothecation, levy, execution or the claim to creditors, either voluntarily or involuntarily of the Participant, and any attempt to so garnish, attach, anticipate, alienate, sell, transfer, assign, gift, pledge, encumber, dispose, hypothecate, levy or execute on the same shall be null and void, and neither shall such benefits or beneficial interest be liable or subject to the debts, contracts, liabilities, engagements or torts of any person to whom such funds are payable.

     6.6 Expenses. All expenses and costs in connection with adoption and administration of the Plan shall be borne by the Company.

     6.7 No Prior Right or Offer. No Key Associate shall have any contractual or other right to participate in the Plan until he is selected for participation by the Committee. No Award to any Participant in any Year shall be deemed to create a right to receive any Award or to participate in the Plan in any subsequent Year.

     6.8 Right to Continued Employment. Participation in the Plan shall not give any Key Associate any right to remain in the employ of the Company, any Subsidiary, or any Affiliated Entity. The Company or, in the case of employment with a Subsidiary or an Affiliated Entity, the Subsidiary or Affiliated Entity reserves the right to terminate any Key Associate at any time. Further, the adoption of this Plan shall not be deemed to give any Key Associate or any other individual any right to be selected as a Participant or to be granted an Award.

     6.9 No Part of Other Benefits. The benefits provided in this Plan shall not be deemed a part of or considered in calculating any other benefit provided by the Company, any Subsidiary or Affiliated Entity to its Key Associates except to the extent a Participant has elected to defer the receipt of his Award under a non-qualified deferred compensation plan sponsored by the Company, a Subsidiary or an Affiliated Entity.

The Company assumes and shall have no obligation to Participants except as expressly provided in the Plan. This Plan is a complete statement of the terms and conditions of the Plan.

                                  ARTICLE VII
                      PROVISIONS RELATING TO PARTICIPANTS

     7.1 Information Required of Participants. Payment of Awards shall be made as provided in this Plan and no formal claim shall be required therefor.

     7.2 Benefits Payable to Incompetents. Any benefits payable hereunder to a minor or other person under legal disability may be made, at the discretion of the Committee, (i) directly to such person, or (ii) to a parent, spouse, relative by blood or marriage, or the legal representative of such person. The Committee shall not be required to see to the application of any such payment, and the payee's receipt shall be a full and final discharge of the Committee's responsibility hereunder.

                                  ARTICLE VIII
                                 ADMINISTRATION

     8.1 The Committee Shall Administer the Plan. A member of the Committee may not be eligible to become a Participant in the Plan. Subject to the applicable provisions of the Plan, the Committee shall have the power where consistent with the general purpose and intent of the Plan to (i) establish Targets, (ii) modify the requirements of the Plan to conform with the law or to meet special circumstances not anticipated or covered in the Plan, (iii) suspend or discontinue the Plan, (iv) establish policies, (v) prepare agreements evidencing the grant and conditions of the Award and (vi) adopt rules and regulations and prescribe forms for carrying out the purposes and provisions of the Plan. The Committee shall have the authority to interpret and construe the Plan, and determine all questions arising under the Plan in its sole discretion. Any interpretation, decision or determination made by the Committee shall be final, binding and conclusive. A majority of the Committee shall constitute a quorum, and an act of the majority of the members present at any meeting at which a quorum is present shall be the act of the Committee.

     8.2 Records and Reports. The Committee shall exercise such authority and responsibility as it deems appropriate in order to comply with governmental laws and regulations.

     8.3 Rules and Decisions. The Committee may adopt such rules as it deems necessary, desirable, or appropriate. When making a determination or calculation, the Committee shall be entitled to rely upon information furnished by a Participant, the Employer, the accountants of the Company or the legal counsel of the Company.

                                   ARTICLE IX
                           AMENDMENT AND TERMINATION

     Except as herein provided, the Committee may alter, suspend or terminate the Plan at any time. Any such alteration, amendment, suspension or termination of the Plan shall be prospective only. Provided, the foregoing notwithstanding, the Committee may make any amendment necessary in order for the Plan to meet the requirements of Section 162(m) of the Code for qualified performance-based compensation. Provided further, this Plan may not be amended or terminated within 24 months of a Change of Control Event without the consent of the Participants in the Plan.

                                   ARTICLE X
                                 MISCELLANEOUS

     10.1 Obligations Binding Upon Successors. The obligations of the Company under this Plan shall be binding upon successors of the Company, its assigns and transferees. The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume expressly and agree to perform the obligations under this Plan in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Plan, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets which assumes and agrees to perform this Plan by operation of law, or otherwise.

     10.2 Construction. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the Sections in the Plan are for the convenience of reference only, and in the event of any conflict, the text of the Plan rather than such title or heading shall control.

     10.3 Governing Law; Severability. The validity of the Plan or any of its provisions shall be construed, administered and governed in all respects under the laws of the State of Texas. If any provisions of this instrument shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions shall continue to be fully effective.

     10.4 Consent to Plan Terms. By electing to participate in this Plan, a Participant shall be deemed conclusively to accept and consent to all the terms of this Plan and to all actions and decisions of the Company, the Board and/or Committee. Such terms and consent shall apply to and be binding upon each Participant's Beneficiary or Beneficiaries, personal representative's and other successors in interest.

     10.5 Other Restrictions. The Committee shall be entitled to place such other restrictions on a Participant's Award as it deems necessary and in the best interests of the Company. Such restrictions may, by way of example but not limitation, include noncompete, nonsolicitation and confidentiality provisions.

                                                                       EXHIBIT E

                          AUDIT & COMPLIANCE COMMITTEE

                                    MEMBERS

                         Alice M. Peterson, Chairperson
                                Carol B. Hallett
                             Edward C. Joullian III

                                    CHARTER

     The Audit and Compliance Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements and (3) the independence and performance of the Company's internal and external auditors.

     The members of the Committee shall meet the independence and experience requirements of the New York Stock Exchange. The members of the Committee shall be appointed by the Board on the recommendation of the Governance/Nominating Committee.

     The Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

     The Committee shall make regular reports to the Board.

     The Committee shall:

     1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

     2. Review the annual audited financial statements with management, including major issues regarding accounting principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

     3. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

     4. Review with management and the independent auditor the Company's quarterly financial statements.

     5. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

     6. Review major changes to the Company's accounting principles and practices as suggested by the independent auditor, internal auditors or management.

     7. Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Committee and the Board.

     8.  Approve the fees to be paid to the independent auditor.

     9. Receive periodic reports from the independent auditor regarding the auditor's independence, discuss such reports with the auditor, and if so determined by the Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor and approve all non-audit related services to be performed by the Company's independent auditors.

     10. Evaluate together with the Board the performance of the independent auditor and, if so determined by the Committee, recommend that the Board replace the independent auditor.

     11. Review the significant reports to management prepared by the internal auditing department and management's responses.

     12. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

     13. Discuss with the independent auditor the matters required to be discussed by the applicable Statements on Auditing Standards.

     14. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include:

         (a) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

         (b) Any changes required in the planned scope of the internal audit.

         (c) The internal audit department responsibilities, budget, and staffing.

     15. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

     16. Obtain reports from management, the Company's senior internal auditing executive and the independent auditor, that the Company and its subsidiaries are in conformity with the Company's Code of Conduct.

     17. Advise the Board with respect to the Company's policies and procedures regarding compliance with the Company's Code of Conduct.

     18. Review with the Company's General Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

     19. Meet at least three times each year with the chief financial officer, chief accounting officer, the senior internal auditing executive, and the independent auditor in separate executive sessions.

     While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's Code of Conduct.

                                                                       EXHIBIT F

                            FLEMING COMPANIES, INC.

                                                                   FEBRUARY 2002

                              CORPORATE GOVERNANCE

THE PHILOSOPHY.

     The Company will operate pursuant to the highest possible ethical standards with integrity, propriety, and fairness, and in full compliance with the law. Each director and management associate is expected to conduct himself or herself at all times in accordance with these tenets. Every action by each director and management associate will be taken with full consideration for the interests and well-being, first, of all Company stockholders and, second, of all other Company stakeholders. Equal opportunity without qualification is the Company's policy in employment practices, in its daily management, and in its procurement and sale of goods and services. Discrimination will not be permitted based on race, color, religion, sex, age, disability status, national origin, citizenship, or Vietnam veteran status.

THE STANDARDS.

     The Corporate Governance/Nominating Committee (the "Governance Committee") of the Board has adopted and will administer the following Corporate Governance Standards for the guidance of the Company:

     1. The Board will operate in accordance with a statement of Requirements of Management and Directors attached hereto as Attachment I.

     2. The Chairman of the Compensation and Organization Committee (the "Compensation Committee") shall conduct a performance appraisal review with the CEO at least annually. In connection with the annual review, the Chairman shall seek consultation with, and request information from, the other members of the Compensation Committee and other independent directors.

     3. The Board will annually review and approve a three-year strategic plan and a one-year operating plan for the Company.

     4. Beginning with the annual meeting of stockholders in 2002, all directors will stand for election annually.

     5. The Board believes that as a general rule, former Company associates should not serve on the Board; provided, however, this standard shall not apply to former Company associates five years after he/she has no longer been an associate.

     6. The Audit and Compliance Committee (the "Audit Committee") and the Compensation Committee shall consist entirely of independent directors.

     7. The Board will appoint all committee members of the designated standing committees of the Board (Audit and Compliance, Compensation and Organization, Finance, Governance/Nominating and an Executive Committee) upon the recommendation of the Governance Committee. The intent will be to rotate various members of the Board through various committees so that each independent member of the Board has an opportunity to become more experienced about the internal operations and affairs of the Company. Effective with the annual meeting in 2000, the Board has the following standing committees: Audit and Compliance, Compensation and Organization, Corporate Governance/Nominating, Finance and an Executive Committee.

     8. The Governance Committee will annually assess Board and committee effectiveness through the use of the "Board Evaluation" questionnaire attached hereto as Attachment II. Each independent member of the Board will be required to complete the questionnaire annually. The questionnaires shall become a part of the permanent records of the Company and maintained by the Company's corporate secretary.

     9. Whenever feasible, directors will receive materials well in advance of meetings for items to be acted upon. In addition, independent directors shall meet outside of the presence of non-independent directors from time to time as deemed appropriate.

     10. Interlocking directorships will not be allowed; provided, however, that this shall not preclude members of the Fleming Board of Directors from serving together on boards of other public companies. (An interlocking directorship would occur if a Fleming director or officer served on the board of company X and a director or an officer of company X served on the Fleming Board, or if a major supplier or customer served on Fleming's Board.) Joint ventures will be permitted between the Company and independent Board members subject to approval by the Board and Securities and Exchange Commission disclosure rules.

     11. Directors are required to own at least $100,000 of Fleming common stock within four years of election (by the Board or the Stockholders). A substantial portion of each independent director's annual compensation shall be paid in Fleming common stock or its equivalent.

     12. Each director will retire upon the earlier of 30 days upon his/her 15th anniversary as a director; provided, however, the 15 year limitation shall not apply to directors holding office at the time these standards were first adopted by the Board in 1997.

     13. Succession planning and management development will be reported annually to the independent directors by the CEO.

     14. All corporate officers are required to own Fleming common stock, with a value equal to a specified multiple of their base salary with the ownership requirements to be met over a five-year period. The Compensation Committee will be responsible for setting the multiples on which the ownership requirements will be based.

     15. Generally, management's incentive compensation will be linked directly and objectively to measured financial goals set in advance by the Compensation Committee; however, the Board recognizes that flexibility is important in determining compensation and that all management compensation may not be so linked.

     16. Stock options will not be repriced (the exercise price for options will not be lowered even if the current market price of the stock is below the exercise price) and all stock option plans will be subject to stockholder approval.

     17. All stockholders have equal voting rights except as may be provided by law, the Restated Certificate of Incorporation or, if applicable, under a share rights plan adopted by the Company.

     18. These Corporate Governance standards have been developed and approved by the Board and will be reviewed by the Board and published at least annually and revised where appropriate.

                                  ATTACHMENT I

REQUIREMENTS OF MANAGEMENT AND DIRECTORS

     The Governance Committee shall direct the operation of the Company through management in accordance with the following Requirements of Management and Directors in order to enhance Board effectiveness:

           BOARD REQUIREMENTS                         FLEMING REQUIREMENTS
              OF MANAGEMENT                               OF DIRECTORS
-----------------------------------------   -----------------------------------------
- Strong principled and ethical             - Represent and act in the best interests
  leadership.                                 of the stockholders.
- Develop strategies to deliver strong      - Critique and approve strategic and
  market franchises and build stockholder     operating plans.
  wealth over the long term.
- Recommend appropriate strategic and       - Select, motivate, evaluate, and
  operating plans.                            compensate the CEO and all senior
                                              officers.
- Maintain effective control of             - Good understanding of strategies and
  operations.                                 the business.
- Measure performance against peers.        - Review succession planning and
                                              management development. (For
                                              independent directors only).
- Assure sound succession planning and      - Advise and consult on key
  management development.                     organizational changes.
- Sound organizational structure.           - Careful study of Board materials and
                                              issues.
- Inform the Board regularly regarding      - Active, objective and constructive
  the status of key initiatives.              participation at meetings of Board and
                                              Committees.
- No surprises.                             - Assistance in representing Fleming to
                                              the outside world.
- Board meetings which are well planned,    - Counsel on corporate issues.
  allow meaningful participation, and
  provide for timely resolution of
  issues.
- Advance Board materials which contain     - Good understanding of general economic
  the right amount of information and are     trends and corporate governance.
  received sufficiently in advance of
  meetings.

                                 ATTACHMENT II

BOARD EVALUATION QUESTIONNAIRE

     This questionnaire shall be provided to each independent director on or about January 1 of each year and such directors shall complete the questionnaire by entering a number grade from 1 to 5 (where 1 is considered "poor" and 5 is considered "excellent") and written comments, where appropriate, as to each of the following 14 standards. IF YOU GRADE ONE OR MORE QUESTIONS WITH A 2 OR LOWER, PLEASE PROVIDE COMMENTS IN THE SPACE PROVIDED BELOW.


                          QUESTION                             POINTS
------------------------------------------------------------     -----
  1. The Board knows and understands the Company's vision,
     strategic precepts, strategic plan and operating plan.
                                                                 -----
  2. The Board reflects its understanding of the Company's
     vision, strategic precepts, strategic plan, and
     operating plan in its discussions and actions on key
     issues throughout the year.
                                                                 -----
  3. Board meetings are conducted in a manner which ensures
     open communication, meaningful participation, and
     timely resolution of issues.
                                                                 -----
  4. Board materials contain the right amount of
     information, and Board members receive their materials
     sufficiently in advance of meetings.
                                                                 -----
  5. Board members are diligent in preparing for meetings.
                                                                 -----
  6. The Board reviews and adopts an annual operating budget and regularly monitors performance against it
     throughout the year.
                                                                 -----
  7. The Board monitors the Company's income statement,
     balance sheet, and cash flow.
                                                                 -----
  8. The Board reviews and adopts an annual capital budget
     and receives regular written or oral reports of
     performance against it throughout the year.
                                                                 -----
  9. In tracking Company performance, the Board regularly
     considers the performance of peer companies.
                                                                 -----
 10. The Board reviews on at least an annual basis the
     performance of the CEO through the Compensation
     Committee.
                                                                 -----
 11. On an annual basis, the Board and/or the Compensation
     Committee will review the performance and ethics of the
     senior officers.
                                                                 -----
 12. The correlation between executive pay and Company
     performance will be reviewed on an annual basis by the
     Board and/or the Compensation Committee.
                                                                 -----
 13. On an annual basis, the independent directors shall
     review the succession plans for the CEO and key senior
     management.
                                                                 -----
 14. No less frequently than prior to his/her nomination
     every third year, each individual director standing for
     re-election will receive a performance review prior to
     his/her nomination from the Governance Committee. This
     assures that each director receives feedback from his
     fellow directors on his/her performance as a director.
                                                                 -----
     COMMENTS:


     The Governance Committee will analyze the numerical ratings and comments in detail and develop recommendations to enhance Board effectiveness. The Chairman of the Governance Committee shall present the assessments and recommendations to the full Board annually at its meeting immediately prior to the mailing of the proxy materials. The Governance Committee will oversee the process of implementing recommendations.

                                                                     EXHIBIT G-1

                        GUIDELINES FOR BOARD COMPOSITION

Size: Between 3 and 20 members (as set by Restated Certificate of Incorporation). Board chooses within those parameters.

Election:                    Board of directors to be elected annually.

Mix: Maximum of 3 inside directors; must always be a majority of independent directors.

Independent Director:        Must offer to stand down at end of term following
                             change in occupation or profession that would diminish director's ability to contribute as a board member.

Inside Director:
  (Non-CEO)                  Must offer to resign from board upon the earlier of
                             either reaching age 65 or retirement, resignation, other termination from company, or downward revision status in company.

Disability:                  Must stand down if suffering from disability or ill
                             health sufficiently serious to prevent active participation in board affairs over a sustained period.

Attendance:                  If cumulative attendance at board and committee
                             meetings over two successive years falls below 60%, director must offer to stand down.

                                                                     EXHIBIT G-2

                        GUIDELINES FOR BOARD CANDIDATES

     1. A director should have the ability to apply good independent judgment to a business situation and should be able to represent broadly the interests of all the company's shareholders and constituencies. Board members should be recommended primarily on the basis of their qualification to meet these fundamental criteria.

     2. A director must be free of any conflicts of interest which would interfere with his or her loyalty to the company and its shareholders. Those who have positions with or significant interests in competitors of the company may not be considered. To avoid even the appearance of a conflict of interest, members of legal firms which provide legal counsel to the company and representatives of investment banking houses, commercial banks or management consulting firms which have or are anticipated to have business relations with the company should not be considered.

     3. In addition, the following criteria should be considered in recommending candidates for board membership, although these should not be applied rigidly:

          a. Maturity and Experience

             A director should be mature and have practical or academic experience in business, economics, government or the sciences. Ideally, a director would have 15 or more years of experience including management responsibilities.

          b. Geography

             Since the company's operations are primarily mainland United States in scope, it is desirable to have a balanced geographic representation with major geographic areas of the company's business being reflected on the board to the extent practicable.

          c. Past Experience in Order of Preference

             (1) Chief executive officer, chief operating officer or senior executive officer of a public or substantial private company, preferably of an industrial, distribution or retailing company, with sales in excess of $500,000,000.

             (2) An educator from fields of business, economics or the sciences with management experience.

          d. Women, Minorities and Special Interests

             Since a director represents broadly the interests of all the company's shareholders and constituencies, he or she should be chosen for his or her individual abilities and not be recommended based upon gender, minority group status or as a representative of any special interest group. However, it is desirable to have a cross section of backgrounds, and candidates otherwise qualified may be recommended with due consideration given to their gender, minority status or special interests.

PROXY

                            FLEMING COMPANIES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 14, 2002 AT 10:00 A.M. AT OUR CUSTOMER SUPPORT CENTER, 1945 LAKEPOINTE DRIVE, LEWISVILLE, TEXAS.

Mark S. Hansen, Neal J. Rider, or Carlos M. Hernandez is hereby constituted the proxy of the undersigned with full power of subsitution to represent and to vote, as specified, all shares of common stock which the Shareholder(s) named on the reverse side is entitled to vote at the above Annual Meeting or at any adjournment thereof, and to vote in their discretion on all matters as may properly be brought before the Meeting.

EquiServe Trust Company, N.A., as Custodian under the Dividend Reinvestment and Stock Purchase Plan, is hereby authorized to execute a proxy with identical instructions for any shares of common stock held for the benefit of the Shareholder(s) named on the reverse side.

Nominees for election to the Board of Directors for a one-year term expiring in 2003 are:

O1. Herbert M. Baum, 02. Kenneth M. Duberstein, 03. Archie R. Dykes, 04. Carol
B. Hallett, 05. Robert S. Hamada, 06. Mark S. Hansen and 07. Alice M. Peterson.

Please sign and date on the reverse side and mail promptly in the enclosed postage-paid envelope or otherwise to vote by telephone or Internet, please see the reverse of this card.

================================================================================
Comments:

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o FOLD AND DETACH HERE ONLY IF YOU ARE RETURNING YOUR VOTED PROXY CARD BY MAIL o



                            FLEMING COMPANIES, INC.


                         ANNUAL MEETING OF STOCKHOLDERS


                                  MAY 14, 2002
                                   10:00 A.M.
                               LEWISVILLE, TEXAS


                             YOUR VOTE IS IMPORTANT
                             THANK YOU FOR VOTING.


                             A GREAT PLACE TO WORK
                             A GREAT PLACE TO TRADE
                            A GREAT PLACE TO INVEST

      PLEASE MARK YOUR                                                   4867
 [X]  VOTES AS IN THIS
      EXAMPLE.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED, OR IF NO DIRECTION IS INDICATED, THEY WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTORS NOMINATED BY THE BOARD AND "FOR" PROPOSALS 2, 3, 4, 5, AND 6. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 2, 3, 4, 5, AND 6.

The Board of Directors Recommends a vote FOR Proposals 2, 3, 4, 5, and 6.

                                                      FOR    WITHHELD
1. Election of Directors (see reverse)                [ ]       [ ]

For, except vote from the following nominee(s):


------------------------------------------------

                                                    FOR     AGAINST    ABSTAIN
2. Ratification of Deloitte & Touche LLP as         [ ]       [ ]        [ ]
   Independent Auditors for 2002

3. Approval of the 2002 Stock Incentive             [ ]       [ ]        [ ]
   Plan

4. Approval of the 2002 Associate Stock             [ ]       [ ]        [ ]
   Purchase Plan

5. Approval of the 2002 Aim High Incentive          [ ]       [ ]        [ ]
   Plan

6. Approval of the 2002 Aim High Plus               [ ]       [ ]        [ ]
   Incentive Plan

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I have included comments or change of address.      [ ]

I do not wish to receive future annual reports      [ ]
for this account at this address.

I agree to accept future proxy statements and       [ ]
annual reports electronically.

I plan to attend the annual meeting.                [ ]

SIGNATURE(S)                                              DATE
            ---------------------------------------------     ------------------

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
THE PROXY WILL VOTE IN HIS/HER DISCRETION ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. I RESERVE THE RIGHT TO REVOKE THIS PROXY AT ANY TIME BEFORE THE EXERCISE THEREOF.

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o FOLD AND DETACH HERE ONLY IF YOU ARE RETURNING YOUR VOTED PROXY CARD BY MAIL o


                            FLEMING COMPANIES, INC.


Dear Shareholder:

Fleming encourages you to take advantage of new and convenient ways by which you can vote your shares. You can vote your shares electronically through the Internet or the telephone. This eleminates the need to return the proxy card.

To vote your shares electronically you must use the control number printed in the box above, just below the perforation. The series of numbers that appear in the box above is your personal code to access the system.

1. To vote over the Internet:

      o Log on to the Internet and go to the web site http://www.eproxyvote.com/flm.

2. To vote over the telephone:

      o On a touch-tone telephone call 1-877-PRX-VOTE (1-877-779-8683) 24 hours a day, 7 days a week from the U.S. and Canada to vote your proxy.

Your electronic vote authorizes the named proxies in the same manner as if you marked, signed, dated and returned the proxy card.

If you choose to vote your shares electronically, do not mail back your proxy card.

                 YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.